As filed with the Securities and Exchange Commission on November 30, 1998

                                                                  File Nos.
                                                                  33-23493
                                                                  811-5583

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  26                        (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  27                                          (X)

                           FRANKLIN VALUEMARK FUNDS
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on December 28, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on ________ pursuant to paragraph (a) of rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Title of Securities Being Registered:
Shares of Beneficial Interest:

Money Market Fund - Class 1
Money Market Fund - Class 2
Growth and Income Fund - Class 1
Growth and Income Fund - Class 2
Natural Resources Securities Fund - Class 1
Natural Resources Securities Fund - Class 2
Real Estate Securities Fund - Class 1
Real Estate Securities Fund - Class 2
Global Utilities Securities Fund - Class 1
Global Utilities Securities Fund - Class 2
High Income Fund - Class 1
High Income Fund - Class 2
Templeton Global Income Securities Fund Class 1
Templeton Global Income Securities Fund Class 2
Income Securities Fund Class 1
Income Securities Fund Class 2
U.S. Government Securities Fund - Class 1
U.S. Government Securities Fund - Class 2
Zero Coupon Fund - 2000 - Class 1
Zero Coupon Fund - 2000 - Class 2
Zero Coupon Fund - 2005 - Class 1
Zero Coupon Fund - 2005 - Class 2
Zero Coupon Fund - 2010 - Class 1
Zero Coupon Fund - 2010 - Class 2
Rising Dividend Fund - Class 1
Rising Dividend Fund - Class 2
Templeton Pacific Growth Fund - Class 1
Templeton Pacific Growth Fund - Class 2
Templeton International Equity Fund - Class 1
Templeton International Equity Fund - Class 2
Templeton Developing Markets Equity Fund - Class 1
Templeton Developing Markets Equity Fund - Class 2
Templeton Global Growth Fund - Class 1
Templeton Global Growth Fund - Class 2
Templeton Global Asset Allocation Fund - Class 1
Templeton Global Asset Allocation Fund - Class 2
Small Cap Fund - Class 1
Small Cap Fund - Class 2
Capital Growth Fund - Class 1
Capital Growth Fund - Class 2
Templeton International Smaller Companies Fund - Class 1
Templeton International Smaller Companies Fund - Class 2
Mutual Discovery Securities Fund - Class 1
Mutual Discovery Securities Fund - Class 2
Mutual Shares Securities Fund - Class 1
Mutual Shares Securities Fund - Class 2
Global Health Care Securities Fund - Class 1
Global Health Care Securities Fund - Class 2
Value Securities Fund - Class 1
Value Securities Fund - Class 2




                FRANKLIN VALUEMARK FUNDS CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                      Franklin Valuemark Funds - Class 2
N-1A                                      Location in
ITEM NO.    ITEM                          REGISTRATION STATEMENT

1.      Cover Page                           Cover Page

2.      Synopsis                             Not Applicable

3.      Condensed Financial Information      Not Applicable

4.      General Description                  "Summary of Portfolio Objectives";
                                             "Introduction"; "General Investment
                                             Considerations"; "Investment
                                             Methods and Risks Common to More
                                             than One Portfolio"; "Investment
                                             Restrictions" ; " General
                                             Information"

5.      Management of the Fund               "Management"

5A.     Management's Discussion of Fund      Contained in Registrant's Annual
        Performance                          Report to Shareholders

6.      Capital Stock and                    "Income Dividends and Capital Gains
        Other Securities                     Distributions"; "Tax
                                             Considerations"; "General
                                             Information"

7.      Purchase of Securities Being Offered "Purchase, Redemption, and Exchange
                                             of Shares"; "Determination of Net
                                             Asset Value"

8.      Redemption or                        "Purchase, Redemption, and Exchange
        Repurchase                           of Shares"; "How the Trust Measures
                                             Performance"; "General Information"

9.      Pending Legal Proceedings            Not Applicable




                           FRANKLIN VALUEMARK FUNDS
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     PART B: INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION

N-1A                                      Location in
ITEM NO.    ITEM                          REGISTRATION STATEMENT
10.     Cover Page                           Cover Page

11.     Table of Contents                    Contents

12.     General Information and History      "Introduction"

13.     Investment Objective and Policies    "Portfolio Investment Objectives
                                             and Policies" ; "Highlighted Risk
                                             Considerations" ; "Investment
                                             Methods and Risks Common to More
                                             Than One Portfolio"; "Fundamental
                                             Investment Restrictions" ;
                                             "Non-Fundamental Investment
                                             Restrictions"

14.     Management of the Fund               "Officers and Trustees"

15.     Control Persons and Principal        "Officers and Trustees"
        Holders of Securities

16.     Investment Advisory and Other        "Investment Management and Other
        Services                             Services"

17.     Brokerage Allocation                 "Policies Regarding Brokers Used on
                                             Securities Transactions"

18.     Capital Stock and Other Securities   "Introduction"

19.     Purchase, Redemption and Pricing of  "Additional Information Regarding
        Securities Being Offered             Valuation and Redemption of Shares
                                             of the Portfolios"

20.     Tax Status                           "Additional Information"

21.     Underwriters                         Not Applicable

22.     Calculation of Performance Data      "How the Trust Measures
                                             Performance"

23.     Financial Statements                 Financial Statements




FRANKLIN VALUEMARK FUNDS - CLASS 2 SHARES
PROSPECTUS
DECEMBER 28, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777      1-800/342-3863


Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-five separate investment portfolios or funds (each a "Portfolio" or "Portfolios"), each of which has different investment objectives. Shares of the Portfolios are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts ("Contracts") owned by their respective policyholders or contractholders. Certain Portfolios may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies this Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Portfolios.


This prospectus contains information that investors should know before investing in these Portfolios, including the risks associated with investing in each Portfolio. Please keep it for future reference. The Trust has a statement of additional information ("SAI") dated December 28, 1998, which may be amended from time to time. It contains more information about the Portfolio's procedures and policies. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, call 1-800/342-3863 or write the Trust at the address shown.


Each Portfolio has two classes of shares: Class 1 and Class 2. This prospectus offers only the Portfolios' Class 2 shares and is for use with Contracts that make Class 2 shares available. For more information about the Trust's classes, see "General Information - Trust Organization, Voting Privileges and Other Rights."

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES OR INSURANCE COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY, IN WHICH THE OFFERING IS UNAUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SUMMARY OF PORTFOLIO OBJECTIVES

PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME

MONEY MARKET FUND ("MONEY FUND")1 seeks high current income, consistent with capital preservation and liquidity. The Portfolio will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Fund is neither insured nor guaranteed by the U.S. Government. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Portfolio will be able to do so.

PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND1,2 seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

TEMPLETON GLOBAL INCOME SECURITIES FUND ("GLOBAL INCOME FUND")1 seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in lower rated debt obligations (commonly referred to as "junk bonds"), and related currency transactions. Investing in a non-diversified portfolio of global securities, including those of developing markets issuers, involves increased susceptibility to the special risks associated with foreign investing.

U.S. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND") seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

ZERO COUPON FUNDS, 2000, 2005, 2010, seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest-paying securities of similar maturities. The Portfolios may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date.

PORTFOLIOS SEEKING GROWTH AND INCOME

GLOBAL UTILITIES SECURITIES FUND ("GLOBAL UTILITY FUND")1 seeks both capital appreciation and current income by investing primarily in securities of issuers engaged in the public utilities industry. The Portfolio may invest in securities of issuers in any nation, including nations with developing markets. Investing in a portfolio which concentrates in a specialized market sector involves increased risks. Foreign investing also involves special risks. Prior to May 1, 1998, the Portfolio was named the Utility Equity Fund and invested primarily in securities of domestic issuers in the public utility industry.

GROWTH AND INCOME FUND1 seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks. The Portfolio may invest in foreign securities.

INCOME SECURITIES FUND1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of domestic debt obligations and/or equity securities. Debt obligations include lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers. The Portfolio may invest in foreign securities.

MUTUAL SHARES SECURITIES FUND ("MUTUAL SHARES FUND")1,2 seeks capital appreciation, with income as a secondary objective. The Portfolio invests primarily in domestic equity securities trading at prices below their intrinsic values. The Portfolio may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality, including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers.

REAL ESTATE SECURITIES FUND ("REAL ESTATE FUND") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry. Investing in a portfolio which concentrates in a specialized market sector involves increased risks.

RISING DIVIDENDS FUND seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Portfolio seeks current income incidental to capital appreciation.

TEMPLETON GLOBAL ASSET ALLOCATION FUND ("ASSET ALLOCATION FUND")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, including up to 25% in lower rated debt obligations (commonly referred to as "junk bonds"), and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

VALUE SECURITIES FUND ("VALUE FUND")1 seeks long-term total return. The Portfolio invests primarily in equity securities, including common stocks and securities convertible into common stocks.

PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND ("GROWTH FUND")1 seeks capital appreciation, with current income as a secondary consideration. The Portfolio invests primarily in equity securities, including common stocks and securities convertible into common stocks.

GLOBAL HEALTH CARE SECURITIES FUND ("GLOBAL HEALTH CARE FUND")1 seeks capital appreciation, by concentrating its investments in equity securities issued by health care companies located throughout the world. Investing in a non-diversified portfolio concentrating in a specialized market sector involves increased risks. Foreign investing also involves special risks.

MUTUAL DISCOVERY SECURITIES FUND ("MUTUAL DISCOVERY FUND")1, 2 seeks capital appreciation. The Portfolio invests primarily in domestic and foreign equity securities, including securities of smaller capitalization companies, trading at prices below their intrinsic values. The Portfolio may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality, including "junk bonds,"and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

NATURAL RESOURCES SECURITIES FUND ("NATURAL RESOURCES FUND")1 seeks capital appreciation with current income as a secondary objective, by concentrating its investments in securities issued by companies in or related to the natural resources sector.

SMALL CAP FUND1 seeks long-term capital growth. The Portfolio seeks to accomplish its objective by investing primarily in equity securities of smaller capitalization growth companies. The Portfolio may also invest in foreign securities, including those of developing markets issuers. Because of the Portfolio's investments in smaller capitalization companies, an investment in the Portfolio may involve greater risks and higher volatility.

TEMPLETON DEVELOPING MARKETS EQUITY FUND ("DEVELOPING MARKETS FUND")1 seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Portfolio is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Portfolio may be considered speculative.

TEMPLETON GLOBAL GROWTH FUND ("GLOBAL GROWTH FUND")1 seeks long-term capital growth. The Portfolio hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Portfolio's objective of long-term capital growth. Foreign investing involves special risks.

TEMPLETON INTERNATIONAL EQUITY FUND ("INTERNATIONAL EQUITY FUND")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND ("INTERNATIONAL SMALLER COMPANIES FUND")1 seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. Foreign investing involves special risks and smaller company investments may involve higher volatility. An investment in the Portfolio should not be considered a complete investment program.

TEMPLETON PACIFIC GROWTH FUND ("PACIFIC FUND")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Portfolio may be considered speculative.

1THE ASSET ALLOCATION, CAPITAL GROWTH, DEVELOPING MARKETS, GLOBAL GROWTH, GLOBAL HEALTH CARE, GLOBAL INCOME, GLOBAL UTILITY, GROWTH AND INCOME, HIGH INCOME, INCOME SECURITIES, INTERNATIONAL EQUITY, INTERNATIONAL SMALLER COMPANIES, MONEY, MUTUAL DISCOVERY, MUTUAL SHARES, PACIFIC, NATURAL RESOURCES, SMALL CAP AND VALUE FUNDS MAY INVEST MORE THAN 10% OF THEIR TOTAL ASSETS IN FOREIGN SECURITIES WHICH ARE SUBJECT TO SPECIAL AND ADDITIONAL RISKS RELATED TO CURRENCY FLUCTUATIONS, MARKET VOLATILITY, AND ECONOMIC, SOCIAL, AND POLITICAL UNCERTAINTY; INVESTING IN DEVELOPING MARKETS INVOLVES SIMILAR BUT HEIGHTENED RISKS RELATED TO THE
RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

2THE HIGH INCOME, INCOME SECURITIES, MUTUAL DISCOVERY AND MUTUAL SHARES FUNDS MAY INVEST UP TO 100% OF THEIR RESPECTIVE TOTAL ASSETS IN DEBT OBLIGATIONS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," OR IN OBLIGATIONS WHICH HAVE NOT BEEN RATED BY ANY RATING AGENCY. INVESTMENTS RATED BELOW INVESTMENT GRADE INVOLVE GREATER RISKS, INCLUDING PRICE VOLATILITY AND RISK OF DEFAULT, THAN INVESTMENTS IN HIGHER RATED OBLIGATIONS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE PORTFOLIOS IN LIGHT OF THE SECURITIES IN WHICH THEY INVEST. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS."

TABLE OF CONTENTS


CONTENTS                            PAGE
INTRODUCTION......................
GENERAL INVESTMENT
 CONSIDERATIONS
PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES
STABILITY OF PRINCIPAL AND INCOME
 Money Market Fund
 Current Income
 High Income Fund
 Templeton Global Income Securities Fund
 U.S. Government Securities Fund
 Zero Coupon Funds, 2000, 2005, 2010
GROWTH AND INCOME
 Global Utilities Securities Fund
 (formerly Utility Equity Fund)
 Growth and Income Fund
 Income Securities Fund
 Mutual Shares Securities Fund
 Real Estate Securities Fund
 Rising Dividends Fund
 Templeton Global Asset Allocation Fund
 Value Securities Fund
CAPITAL GROWTH
Capital Growth Fund
 Global Health Care Securities Fund
 Mutual Discovery Securities Fund
 Natural Resources Securities Fund
 Small Cap Fund
 Templeton Developing Markets Equity Fund
 Templeton Global Growth Fund
 Templeton International Equity Fund
 Templeton International Smaller Companies Fund
 Templeton Pacific Growth Fund
HIGHLIGHTED RISK CONSIDERATIONS
 Foreign Transactions
 General Considerations
 Investments in Developing Markets
 Certain Restrictions
 Currency Risks and their Management
 Interest Rate and Currency Swaps
 Investments in Depositary Receipts
 Lower Rated Debt Obligations
 Defaulted Debt Obligations
 The Portfolios' Investments
 Asset Composition Table
INVESTMENT METHODS AND RISKS, COMMON TO MORE THAN ONE PORTFOLIO
 Borrowing
 Concentration
 Convertible Securities
 Debt Obligations
 Corporate Debt Obligations
 Money Market Instruments
 U.S. Government Securities
 Zero Coupon Bonds
 Deferred Interest and Pay-in-Kind Bonds
 Derivatives
 Diversification
 Loan Participations
 Loans of Portfolio Securities
 Options and Futures Contracts
 Portfolio Turnover
 Repurchase and Reverse Repurchase Agreements
 Restricted and Illiquid Securities
 "Rolls
 Small Capitalization Issuers
 Structured Notes
 Temporary Investments
 Trade Claims
 Warrants
 "When-Issued" and "Delayed Delivery" Transactions
INVESTMENT RESTRICTIONS
MANAGEMENT
 Trustees and Officers
 Managers
 Management Services and Fees
 Portfolio Transactions
 Subadvisor
 Portfolio Administrator
 Operating Expenses
 Portfolio Operations
 Biographical Information
PURCHASE, REDEMPTION, AND EXCHANGE OF SHARES
 Distributor
 Distribution Plan
 Purchases of Shares
 Redemptions of Shares
 Exchange of Shares
INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
DETERMINATION OF NET ASSET VALUE
TAX CONSIDERATIONS
HOW THE TRUST MEASURES PERFORMANCE
GENERAL INFORMATION
 Reports
 Transfer Agent
 Trust Organization, Voting Privileges and Other Rights
APPENDIX
 Description of Bond Ratings
 Description of Commercial Paper Ratings


INTRODUCTION

Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and is registered with the Securities and Exchange Commission ("SEC"). The Trust currently consists of twenty-five separate investment portfolios or funds (each a "Portfolio" or "Portfolios"), each of which is, in effect, a separate mutual fund. The Trust issues two classes of shares of beneficial interest for each Portfolio: Class 1 and Class 2. This prospectus offers only Class 2 shares.

An investor, by investing in a class of shares of a Portfolio, becomes entitled to a pro rata share of all dividends and distributions arising from the Portfolio's investment income and capital appreciation attributable to that class. Likewise, an investor shares pro rata in any Portfolio investment losses attributable to that class. For more information about the share classes, see "Purchase, Redemption and Exchange of Shares", "Determination of Net Asset Value", "General Information - Trust Organization, Voting Privileges and Other Rights" below.

Shares of the Trust are currently offered on a continuous basis at their net asset value only to separate accounts (the "Variable Accounts") of Allianz Life Insurance Company of North America, or its wholly owned subsidiary Preferred Life Insurance Company of New York, or their affiliates ("Insurance Companies"), to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies. The Variable Accounts are divided into sub-accounts (the "Contract Sub-Accounts"), each of which will invest in one of the Portfolios, as directed by the owners of the Contracts (collectively the "Contract Owners"). Some of the current Portfolios in the Trust may not be available in connection with a particular Contract or in a particular state. Contract Owners should consult the accompanying prospectus describing the specific Contract or the appropriate Insurance Company for information on available Portfolios and any applicable limitations with respect to their investment options.

GENERAL INVESTMENT CONSIDERATIONS

Each Portfolio has one or more investment objectives and related investment policies and uses various investment strategies to pursue these objectives. There can be no assurance that any Portfolio will achieve its investment objective. The investment objectives of each Portfolio are "fundamental policies" which means they may not be changed without shareholder approval. Certain investment restrictions described here or in the statement of additional information ("SAI") may also be identified as "fundamental." The investment strategies, policies, and restrictions designed to realize the stated objectives, however, are typically not fundamental and may be changed without shareholder approval.

Investors should not consider any one Portfolio alone to be a complete investment program and should evaluate each Portfolio in relation to their personal financial situation, goals, and tolerance for risk. All of the Portfolios are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the securities composition of the Portfolio in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Portfolios.

The different types of securities and investment techniques used by each Portfolio all have attendant risks of varying degrees and are described in the pages that follow. As an overview, investors should bear in mind with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt obligations, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument or at all. In addition, the value of debt obligations generally rises and falls inversely with prevailing current interest rates. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of Portfolios which invest in debt obligations. In addition to the factors which affect the value of individual securities, a Contract Owner may anticipate that the value of the shares of a Portfolio will fluctuate with movements in the broader equity and bond markets as well. A decline in the stock market of any country in which a Portfolio is invested or changes in currency valuations may also affect the price of shares of a Portfolio. History reflects both increases and decreases in interest rates, worldwide stock markets, and currency valuations, and these may reoccur.

While only a few of the Portfolios elect to "concentrate," that is, invest more than 25% of their total assets in specialized industry sectors, many of the Portfolios do nonetheless, from time to time, invest significantly in certain industries. Of course, these Portfolios are still diversified for federal securities and tax law purposes and so will be issuer-diversified within each industry. To the extent a Portfolio is less broadly diversified across industries, the value of its securities can be more affected by adverse developments or volatility in that industry sector. For example, the technology sector as a whole has historically been volatile, and issues from this sector tend to be subject to abrupt or erratic price movements.

As stated in the descriptions of the individual Portfolios below, an investment in certain of the Portfolios involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations ("junk bonds"), foreign investments including those of "developing markets" issuers located in emerging nations generally as defined by the World Bank, derivative instruments or complex securities, or to concentrate in specialized industry sectors. These and other types of investments and investment methods common to more than one Portfolio are described in greater detail, including the risks of each, in "Highlighted Risk Considerations," "Investment Methods and Risks," and the SAI.

All policies and percentage limitations are considered at the time of purchase and refer to total assets, unless otherwise specified. Each of the Portfolios will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Portfolio reach its objectives, and not all instruments or strategies will be used at all times. In the event of a corporate restructuring or bankruptcy reorganization of an issuer whose securities are owned by a Portfolio, the Portfolio may receive securities different from those originally purchased, e.g., common stock that is not dividend paying, bonds with a lower coupon or more junior status, convertible securities or even conceivably real estate. The Portfolio is not obligated to sell such securities immediately, if the Manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.

PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME

MONEY MARKET FUND

The investment objective of the Money Market Fund is to obtain as high a level of current income (in the context of the type of investments available to the Portfolio) as is consistent with capital preservation and liquidity. The Portfolio will seek to maintain a $1.00 per share net asset value, but there is no guarantee that it will be successful in doing so.

The Portfolio follows certain procedures required by federal securities laws with respect to the quality, maturity and diversification of its investments. These procedures are designed to help maintain a stable $1.00 share price. The Portfolio limits its investments to U.S. dollar denominated instruments which the Board of Trustees determines present minimal credit risks and which are, as required by federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which if unrated are of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). Because the Portfolio will limit its investments to high quality securities, it will experience generally lower yields than if the Portfolio purchased securities of lower quality and correspondingly greater risk.

Eligible Securities include the following:

1. securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");

2. obligations issued or guaranteed by U.S. banks with assets of at least one billion dollars, foreign branches of U.S. banks ("Eurodollar Investments"), U.S. branches of foreign banks ("Yankee Dollar Investments"), and foreign branches of foreign banks (including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances), provided that where the obligation is issued by a branch, the parent bank has more than five billion dollars in total assets at the time of purchase ("Bank Obligations");

3. commercial paper (unsecured promissory notes including variable amount master demand notes) issued by domestic or foreign issuers;

4. other short-term obligations issued or guaranteed by U.S. corporations, or obligations issued by foreign entities ("Corporate Obligations");

5. taxable municipal securities, the interest on which is not exempt from federal income tax, issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, up to 10% of the Portfolio's assets;

6. unrated notes, paper, obligations or other instruments that the Manager determines to be of comparable high quality; and

7. repurchase agreements with respect to any of the foregoing obligations.

U.S. Government Securities, Bank and Corporate Obligations may have fixed, floating, or variable interest rates. NRSROs include Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thompson BankWatch. See the Appendix for an explanation of ratings by S&P and Moody's.

PORTFOLIO MATURITY. All instruments in which the Portfolio invests will mature within 397 calendar days or less of the time that they are acquired. The average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

FOREIGN INVESTMENTS. The Portfolio may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Portfolio's investments in foreign obligations, although always dollar denominated, involve risks related to market volatility, economic, social, and political uncertainty, that are different from investments in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVES SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENT POLICIES. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Portfolio may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days. (Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.)

The Portfolio will not invest more than 5% of its assets in Eligible Securities of a single issuer, other than U.S. Government Securities, rated in the highest category by the requisite number of rating agencies, except that the Portfolio may exceed that limit as permitted by SEC rules for a period of up to three business days; and the Portfolio will not invest (a) the greater of 1% of the Portfolio's assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category, or (b) more than 5% of its assets in Eligible Securities of all issuers rated in the second highest category.

Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Portfolio may acquire U.S. Government Securities on a when-issued or delayed delivery basis, lend portfolio securities, enter into repurchase agreements, and engage in other activities specifically identified for this Portfolio.

PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND

The principal investment objective of the High Income Fund is to earn a high level of current return. As a secondary objective, the Portfolio seeks capital appreciation to the extent consistent with its principal objective.

SELECTION OF PORTFOLIO SECURITIES. The Portfolio may invest in both debt obligations and dividend-paying common or preferred stocks, including high risk securities, and will seek to invest in whatever type of investment is offering the highest yield and expected total return without excessive risk at the time of purchase. Yield and expected return are the primary criteria the Portfolio uses in selecting securities.

In the event of a corporate restructuring or bankruptcy reorganization of an issuer whose securities are owned by the Portfolio, the Portfolio may receive securities different from those originally purchased, e.g., common stock that is not dividend paying, bonds with a lower coupon or more junior status, or convertible securities. The Portfolio is not obligated to sell such securities immediately, if the Manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.

The Portfolio may also invest in lower rated zero-coupon, deferred interest and pay-in-kind obligations, which may involve special risk considerations. SEE "INVESTMENT METHODS AND RISKS."

CREDIT QUALITY. When purchasing debt obligations, the Portfolio may invest in obligations in any rating category (including obligations in the lowest rating categories) or in unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE PORTFOLIO'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE PORTFOLIO SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

The lower rated obligations in which the Portfolio may invest (sometimes referred to as "junk bonds") are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. It is the Portfolio's current intention not to invest more than 5% in debt obligations, including convertible bonds, in the lowest rating categories, i.e., rated below Caa by Moody's or CCC by S&P; or, if unrated, comparable obligations in the view of the Manager. The Portfolio will not purchase issues that are in default. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Portfolio during 1997.

These ratings, which represent the opinions of the rating services, do not reflect the risk of market fluctuations nor are they absolute credit standards. Ratings will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis based on such factors as: anticipated cash flow; interest or dividend coverage; asset coverage; earnings prospects; the experience and managerial strength of the issuer; responsiveness to changes in interest rates and business conditions; debt obligations maturity schedules and borrowing requirements; and the issuer's changing financial condition and public recognition thereof.

In the event the rating on an issue held in the Portfolio is changed by the rating service or the obligation goes into default, such event will be considered by the Portfolio in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Certain of the high yield obligations in which the Portfolio may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). The Portfolio does not intend to hold obligations for the purpose of achieving such gains, but generally will hold them as long as current yields on these investments remain attractive. Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

Because a substantial portion of this Portfolio's investments at any particular time may consist of lower rated debt obligations, changes in the level of interest rates, among other things, will likely have an increased effect on the value of the Portfolio's holdings and thus the value of the Portfolio's shares.

FOREIGN INVESTMENTS. The Portfolio may invest up to 20% of its assets in foreign securities, including those of developing markets issuers. However, the Portfolio will limit its investments in securities of developing markets issuers to 10% of its assets. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENT POLICIES. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and the SAI, the Portfolio may also acquire loan participations, purchase debt obligations on a "when-issued" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions and forward currency exchange contracts, participate in interest rate swaps, invest in restricted securities, invest in trade claims which carry a high degree of risk, and engage in other activities specifically identified for this Portfolio.

TEMPLETON GLOBAL INCOME SECURITIES FUND

The investment objective of the Templeton Global Income Securities Fund is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

PORTFOLIO INVESTMENTS. The Portfolio will pursue its objectives by investing at least 65% of its net assets in both domestic and foreign debt obligations including those in developing markets and related foreign currency transactions. Investments will be selected to provide a high current yield and currency stability, or a combination of yield, capital appreciation, or currency appreciation consistent with the Portfolio's objectives. As a global Portfolio, it may invest in securities issued in any currency and may hold foreign currencies. The Manager intends to manage the Portfolio's exposure to various currencies, and may from time to time make use of forward currency exchange contracts or options on currencies for hedging purposes. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Portfolio may invest in debt obligations or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), other business organizations, and domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations.

Under normal market conditions, the Portfolio will have at least 25% of its assets invested in debt obligations issued or guaranteed by foreign governments. Securities issued by central banks which are guaranteed by their national governments are considered to be government securities. Bonds of foreign governments or their agencies which may be purchased by the Portfolio may be less secure than those of U.S. government issuers.

The Portfolio is also authorized to invest in debt obligations of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Portfolio is further authorized to invest in "Semi-Governmental Securities," which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Other debt obligations of both domestic and foreign issuers in which the Portfolio may invest include all types of long-term or short-term debt obligations, such as bonds, debentures, notes, convertible debt obligations, and commercial paper. These debt obligations may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt obligations and common stock are offered as a unit).

CREDIT QUALITY. The Portfolio may invest in high yield, high risk, lower rated debt obligations, including convertible bonds, that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the Manager. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade, or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. Securities rated BB or lower (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks; investments in such securities will not exceed 30% of the Portfolio's net assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Portfolio during 1997.

COUNTRIES OF PRINCIPAL INVESTMENT. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units such as the European Currency Unit ("ECU"). The Portfolio will allocate its assets among securities of various issuers, geographic regions, and currencies in a manner which is consistent with its objectives, based upon relative interest rates among currencies, the outlook for changes in interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

It is currently anticipated that the Portfolio's assets will be invested principally within Australia, Canada, Japan, New Zealand, the U.S., Scandinavia, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Portfolio may also invest a substantial portion of its assets in securities and currency in developing markets countries. Investments in foreign securities, especially developing markets, involve special and additional risks related to currency fluctuations, market volatility and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

PORTFOLIO MATURITY. The Portfolio may invest in debt obligations with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Portfolio's debt obligations investments will not exceed 15 years. Generally, the average maturity of the Portfolio's debt obligations portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

OTHER INVESTMENT POLICIES. With respect to currency risk, the Portfolio may, but is not required to, use currency forwards, futures contracts, and interest rate swaps, to hedge income or capital. Under the policies discussed in "INVESTMENT METHODS AND RISKS COMMON TO MORE THAN ONE PORTFOLIO," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also acquire loan participations; loan its portfolio securities; enter into repurchase, reverse repurchase, and "when-issued" transactions; invest in preferred stock; invest in structured notes; purchase and sell call and put options on U.S. or foreign securities; enter into futures contracts for the purchase or sale of U.S. Treasury or foreign securities or based upon financial indices; and engage in other activities specifically identified for this Portfolio.

RISKS AND OTHER CONSIDERATIONS RELATED TO NON-DIVERSIFICATION. The Portfolio is non-diversified under federal securities laws, and may concentrate its investments in a smaller number of issuers. This flexibility may at times be important to the Portfolio's investment strategy since the number of issuers of foreign debt obligations is limited and foreign government securities are not considered "government securities" for diversification purposes under federal securities laws. While the Portfolio is still subject to the diversification requirements under the federal tax code and the 25% limit on concentration of investments in a single industry, changes in the value of a single issuer's securities or interest rate fluctuations, may have a greater effect on the Portfolio's investments and its share price. The risks of investing in foreign securities could also be magnified. SEE "INVESTMENT METHODS AND RISKS."

U.S. GOVERNMENT SECURITIES FUND

The investment objective of the U.S. Government Securities Fund is to earn income through investments in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities.

PORTFOLIO INVESTMENTS. The Portfolio pursues its objective by investing in all types of U.S. Government Securities, including obligations issued or guaranteed by U.S. government agencies and instrumentalities. These obligations may also include fixed-rate mortgage backed securities, adjustable-rate mortgage-backed securities ("ARMS"), or a hybrid of the two. SEE "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS." Some government agency obligations or guarantees are supported by the full faith and credit of the U.S. government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The Portfolio anticipates that a significant portion of its assets will consist of Government National Mortgage Association ("Association") mortgage-backed certificates ("GNMAs") and similar mortgage-backed securities issued or guaranteed by other agencies. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Portfolio purchases GNMAs for which principal and interest are guaranteed.

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the United States government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the net asset value or performance of the Portfolio, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Portfolio in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Portfolio. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government Securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Portfolio will have a direct impact on the net asset value per share of the Portfolio.

ADJUSTABLE RATE SECURITIES. In addition to ARMS, the Portfolio may also invest in adjustable rate U.S. Government Securities, which may include securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration ("SBA").

The ARMS in which the Portfolio invests are issued primarily by the Government National Mortgage Association ("Association"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by the Association are fully guaranteed by the Federal Housing Administration or the Veterans Administration, while those collateralizing ARMS issued by the FNMA or the FHLMC are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

ARMS allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupon rates of the underlying mortgages, resulting in both higher current yields and lower price fluctuations.

The Portfolio will not, however, benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held to exceed the maximum annual or lifetime reset limits (or "cap rates"). Fluctuations in interest rates above these levels could cause such ARMS to behave more like long-term, fixed-rate debt obligations. See the SAI for additional details.

OTHER INVESTMENT POLICIES. The Portfolio may also invest in certain other types of pass-through debt instruments, issued or guaranteed by U.S. government agencies or instrumentalities. Under the policies discussed in "INVESTMENT METHODS AND RISKS" and in the SAI, the Portfolio may enter into covered mortgage "dollar rolls," loan portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Portfolio.

ZERO COUPON FUNDS:
MATURING IN DECEMBER OF 2000, 2005, 2010

The objective of each of the three Zero Coupon Funds is to provide as high an investment return as is consistent with the preservation of capital.

Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing primarily in zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their value at maturity. These securities may experience greater fluctuations in market value in response to interest rate changes than interest-paying securities of similar maturities. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Portfolio, an investor may experience a significantly different investment return than was anticipated at the time of purchase. Therefore, the Zero Coupon Funds may not be appropriate for Contract Owners who do not plan to have their purchase payments invested in shares of the Portfolio for the long-term or until maturity.

PORTFOLIO INVESTMENTS. Under normal circumstances, each Zero Coupon Fund will invest at least 65% of its net assets in "Stripped Securities,"a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations, all described below. The Stripped Securities in which each Portfolio will invest consist of:

1) zero coupon securities issued by the U.S. Treasury, including treasury bills, debt obligations issued by the U.S. Treasury which have been stripped of their unmatured interest coupons or which were issued without interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (currently not anticipated to be in excess of 55% of the Portfolios' assets);

2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

4) stripped Eurodollar obligations, which are debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

RISKS OF INVESTING IN STRIPPED SECURITIES. Stripped Securities investments, like other investments in debt obligations, are subject to certain risks, including credit and market risks. To the extent the Zero Coupon Funds invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by nationally recognized statistical rating agencies, or if unrated, are determined by the Manager to be of comparable quality. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments. The availability of Stripped Securities, other than Stripped Treasury Securities, may be limited at times; during such periods, because the Portfolio must meet annuity tax diversification rules, the Portfolio may invest in other types of fixed-income securities.

Stripped  Securities  do not make any  periodic  payments of  interest  prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep" discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Funds, will fluctuate with changes in interest rates and other factors and are generally subject to greater fluctuations in response to changing interest rates than shares of a portfolio consisting of debt obligations of comparable quality and maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.

SPECIAL RISKS RELATING TO MATURITY. The Trust currently offers three separate Zero Coupon Funds, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 2000, 2005 and 2010. On each Portfolio's Target Date, the Portfolio will be converted to cash and an investor may invest in another of the Trust's Portfolios. At least 30 days prior to maturity, Contract Owners will be notified and given an opportunity to select another investment option. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Money Fund and the Contract Owners will be notified of such event.

Because each Portfolio will be primarily invested in zero coupon securities, investors whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Portfolio. However, the net asset value of a Portfolio's shares increases or decreases with changes in the market value of that Portfolio's investments.

Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Fund during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Portfolio will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Portfolios and are expected to diminish as a Portfolio approaches its Target Date. Interest rates can change suddenly and unpredictably. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Portfolio, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Portfolios' Manager will attempt to maintain the average duration of each Portfolio to within twelve months of the Portfolio's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control "reinvestment risk" that is, the risk that interest rates will be lower when the portfolio seeks to invest the proceeds from a matured obligation. Since each Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some unknown reinvestment risk and liquidation costs with respect to those other investments. By balancing investments with slightly longer and shorter durations, the Manager believes it can maintain a Portfolio's average duration within twelve months of the Portfolio's Target Date and thereby reduce its unknown reinvestment risk. As a Portfolio approaches its Target Date, its portfolio will be comprised of increasingly larger amounts of repurchase agreements, commercial paper, bankers acceptances, government agency discount notes, treasury bills, and other Money Market Instruments.

FOREIGN PORTFOLIO INVESTMENTS. Although each Portfolio reserves the right to invest up to 10% of its assets in obligations or securities of foreign issuers, each Portfolio typically limits such investments to less than 10% of its assets and to dollar denominated obligations. Investments in Stripped Eurodollar Obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Investment in foreign securities involves special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

STRUCTURED NOTES. Although each Portfolio reserves the right to invest up to 10%, each Portfolio currently does not intend to invest more than 5% of its assets in certain structured notes, which are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield. SEE "INVESTMENT METHODS AND RISKS."

OTHER INVESTMENT POLICIES. To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Portfolio's assets may be invested in Money Market Instruments although typically the actual amount is substantially less. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolios may also lend portfolio securities, enter into repurchase agreements with respect to securities in which they are permitted to invest, and engage in other activities specifically identified for these Portfolios.

TAX CONSIDERATIONS. Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Funds each year, even though such Portfolios will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Portfolios which must be "distributed" to the insurance company, as shareholder each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, the Portfolio may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

PORTFOLIOS SEEKING GROWTH AND INCOME

GLOBAL UTILITIES SECURITIES FUND

EFFECTIVE MAY 1, 1998, THE PORTFOLIO'S NAME CHANGED FROM "UTILITY EQUITY FUND" TO "GLOBAL UTILITIES SECURITIES FUND," AND THE PORTFOLIO BECAME AUTHORIZED TO INVEST WITHOUT LIMIT IN FOREIGN SECURITIES. THE PORTFOLIO'S INVESTMENT OBJECTIVES AND OTHER POLICIES AND RESTRICTIONS DID NOT CHANGE. WHEN REVIEWING THEIR INVESTMENTS OR CONSIDERING NEW PURCHASES OR TRANSFERS TO THE PORTFOLIO, CONTRACT OWNERS MAY WISH TO TAKE THESE CHANGES INTO ACCOUNT AND TO CONSULT WITH THEIR INVESTMENT REPRESENTATIVES.

The investment objectives of the Global Utilities Securities Fund are to seek both capital appreciation and current income. The Portfolio pursues its objective by concentrating its investments in the securities of public utilities companies of any nation.

PORTFOLIO INVESTMENTS. The Portfolio pursues its objectives by investing, under normal conditions, at least 65% of the Portfolio's assets in securities of issuers engaged in the public utilities industry. The public utilities industry includes companies which are, in the Manager's opinion, engaged in the ownership or operation or manufacture of facilities, equipment or components used to generate, transmit or distribute electricity, telephone communications, cable and internet services, wireless telecommunications, gas or water. The Portfolio will normally invest in common stocks which are expected to yield dividends.

The Portfolio may invest in stocks and debt obligations of companies of any nation, developed or developing. The Portfolio will normally invest at least 65% of its assets in issuers domiciled in at least three different countries, one of which may be the U.S. Under normal circumstances, the Portfolio is expected to invest a higher percentage of its assets in U.S. securities than in the securities of issuers located in any other single country. The Portfolio's Manager believes that a global utilities portfolio may benefit from a wider selection of investment opportunities and greater diversification than a portfolio which invests primarily in securities of domestic utility companies.

The Portfolio will typically invest predominantly in equity securities issued by large-capitalization or mid-capitalization companies, which have market capitalizations of $1 billion or more. It may also invest a substantial portion of its assets in smaller capitalization companies, which may be subject to different and greater risks. See "Small Cap Investments" below.

RISKS OF FOREIGN INVESTING. Foreign securities involve greater risks than similar domestic securities due to currency fluctuations, market volatility, and economic, social, and political uncertainty. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS UNDER "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES"and the SAI.

RISKS ASSOCIATED WITH UTILITIES INVESTMENTS. Utility companies in the U.S. and in foreign countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for companies in these industries. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

Electric utility companies have historically been subject to price regulation, risks associated with increases in fuel and other operating costs, difficulty in obtaining natural gas for resale, declines in the prices of alternative fuels, high interest costs on borrowings or reduced ability to borrow particularly during inflationary periods, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate, and general effects of energy conservation. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations. Alternatively, increased competition in some areas, while permitting many companies to expand, may reduce or limit the prices the utility companies can charge. Gas transmission and distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. The water supply industry is highly fragmented due to local ownership. Generally, these companies are more mature and expect little or no per capita volume growth.

Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefited, many companies may be adversely affected in the future. The cable television industry is regulated in most countries and, although such companies typically have a local monopoly, emerging technologies and pro-competitive legislation are combining to threaten these monopolies and could change the future outlook. The wireless telecommunications and internet service industries and certain equipment and component manufacturing businesses, may be in early developmental stages and predominantly characterized by emerging, rapidly growing companies, or be subject to risks related to rapidly changing technology.

Finally, many utility stocks may be particularly sensitive to interest rate movements because investors may value such stocks based upon their yields rather than their potential growth. Accordingly, these stocks may behave like bonds, rising in value during periods of falling interest rates and falling in value during periods of rising interest rates. Utility stocks may also, however, be affected by factors which affect equity securities generally.

INDUSTRY CONCENTRATION RISK. Because the Portfolio concentrates its investments in a limited group of related industries, it may be more susceptible to adverse developments in those industries and thus present greater risk than a portfolio with greater industry diversification.

SMALL CAP INVESTMENTS. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain then those of larger, more established companies. For example, smaller companies may have limited financial resources, product lines or market share; they may lack depth of management; or they may not find an established market for their products or services. In addition, the prices of smaller company stocks may, to a degree, fluctuate independently from larger company stocks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAP ISSUERS"and the SAI for more information.

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 5% of its assets in debt obligations, including convertible bonds issued by public utility issuers, regardless of their ratings, which means the assets of the Portfolio may be invested in securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS,""INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND THE APPENDIX. The Portfolio currently intends to invest no more than 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers. Subject to these limits, the Portfolio may invest up to 5% of its assets in enhanced convertible securities. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also write covered call options, loan its portfolio securities, enter into repurchase transactions, and engage in other activities specifically identified for this Portfolio.

GROWTH AND INCOME FUND

The principal investment objective of the Growth and Income Fund is capital appreciation. The Portfolio's secondary objective is to provide current income return.

PORTFOLIO INVESTMENTS. The Portfolio pursues capital appreciation by investing in securities the Manager believes have the potential to increase in value. The Portfolio will normally invest in the U.S. stock market by investing in a broadly diversified portfolio of common stocks which may be traded on a securities exchange or over-the-counter. Stocks and other equity securities representing ownership interests in corporations, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the short term.

The Portfolio seeks current income through the receipt of dividends or interest from its investments, and the payment of dividends may therefore be a consideration in purchasing debt obligations or securities for the Portfolio. In pursuing its secondary objective of current income, the Portfolio may also purchase convertible securities, including bonds or preferred stocks, enhanced convertible securities, debt obligations, and Money Market Instruments.

SELECTION OF PORTFOLIO INVESTMENTS. The investment strategy of the Portfolio is to generally invest in undervalued issues believed to have attractive long-term growth prospects. The Portfolio's Manager uses relative yield analysis to target companies that have current relative yields near the upper end of their historical ranges. In doing so, the Manager hopes to identify undervalued stocks, in pursuit of the Portfolio's primary objective of capital appreciation. Relative yield, as used here, is a company's stock yield divided by the market yield (as defined by the S&P 500). In implementing the Portfolio's relative yield strategy, the Portfolio generally restricts its investment to stocks which, in the opinion of the Manager, yield at least 100% of the yield of the S&P 500, thereby enabling the Manager to pursue its secondary objective, namely current income. In addition to relative yield analysis, the Portfolio employs other valuation methods including, but not limited to, quantitative and fundamental analysis. This strategy generally results in the Portfolio investing predominantly in mid- and larger capitalization issuers.

FOREIGN INVESTMENTS. Although the Portfolio reserves the right to invest up to 30% of its assets in foreign securities not publicly traded in the U.S., the Portfolio's current investment strategy is to limit such investments to no more than 20% of the Portfolio's assets, including ADRs. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS"and the SAI.

REITS. The Portfolio currently intends to invest no more than 15% of its assets in equity real estate investment trusts ("REITs"). REITs may provide an attractive alternative to direct investments in real estate, but are subject to risks related to the skill of their management, changes in value of the properties owned by the REITs, the quality of any credit extended by the REITs, and general economic and other factors. See "Real Estate Securities Fund" for more information.

OTHER INVESTMENT POLICIES. Although the Portfolio may invest in convertible securities, it currently does not intend to invest more than 10% of its assets in such securities which may carry special risks as described below. In addition, the Portfolio currently does not intend to invest more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Under the policies discussed in "HIGHLIGHTED RISK CONSIDERATIONS" "INVESTMENT METHODS AND RISKS" and in the SAI, the Portfolio may also write covered call and put options; purchase call and put options on securities and indices of securities, including "forward conversion" transactions; loan its portfolio securities; enter into repurchase transactions; and engage in other activities specifically identified for this Portfolio.

INCOME SECURITIES FUND

The investment objective of the Income Securities Fund is to maximize income while maintaining prospects for capital appreciation.

PORTFOLIO INVESTMENTS. The Portfolio will pursue its objective by investing in a diversified portfolio of domestic and foreign debt obligations, which may include lower rated obligations (commonly referred to as "junk bonds"), as well as equity securities, selected with particular consideration of current income production along with capital appreciation. The assets of the Portfolio may be held in cash or invested in securities traded on any national securities exchange, in Money Market Instruments, or in securities issued by a corporation, association or similar legal entity having gross assets valued at not less than $1 million as shown by its latest published annual report. Such investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. SEE "INVESTMENT METHODS AND RISKS." There are no restrictions as to the proportion of investments which may be made in any particular type of security and such determination is entirely within the Manager's discretion. As market conditions change, it is conceivable that all of the assets of the Portfolio might be invested in debt obligations or, conversely, in common stocks. As a fundamental policy, however, the Portfolio will not concentrate its investments in a single industry in excess of 25% of its assets.

Certain of the high yield obligations in which the Portfolio may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

CREDIT QUALITY. When purchasing debt obligations, the Portfolio may invest in obligations in any rating category (including obligations in the lowest rating categories) or unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE PORTFOLIO'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE PORTFOLIO SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

Currently, however, the Portfolio intends generally to invest in securities that are rated at least Caa by Moody's or CCC by S&P, or, if unrated, comparable obligations in the view of the Manager, except for defaulted securities discussed below. The lower rated obligations in which the Portfolio may invest are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Portfolio during 1997.

These ratings, which represent the opinions of the rating services, do not reflect the risk of market fluctuations nor are they absolute credit standards. Ratings will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis.

In the event the rating on an issue held in the Portfolio is changed by the rating service or the obligation goes into default, such event will be considered by the Manager in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Because a substantial portion of this Portfolio's investments at any particular time may consist of lower rated debt obligations, individual developments affecting each issuer, among other things, will likely have an increased effect on the market value of the Portfolio's holdings and thus the value of the Portfolio's shares.

Defaulted Debt Obligations. The Portfolio may invest up to 5% of its assets in defaulted debt obligations which may be considered speculative.

FOREIGN INVESTMENTS. The Portfolio may invest up to 25% of its assets in foreign securities, including those of developing markets issuers. The Portfolio may also invest in sponsored or unsponsored Depositary Receipts. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENT POLICIES. The Portfolio currently intends to invest no more than 5% of its assets in loan participations and other related direct or indirect bank obligations and up to 5% of its assets in trade claims, both of which carry a high degree of risk; and currently intends to invest no more than 5% of its assets in enhanced convertible securities. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; enter into repurchase transactions; purchase debt obligations on a "when-issued" or "delayed-delivery" basis; write covered call options on securities; and engage in other activities specifically identified for this Portfolio.

MUTUAL SHARES SECURITIES FUND

The principal investment objective of the Mutual Shares Securities Fund is capital appreciation, with income as a secondary objective.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio invests primarily in domestic equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Portfolio may invest in securities from any size issuer, including smaller capitalization companies, which may be subject to different and greater risks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS." It will tend to invest, however, in securities of issuers with market capitalizations in excess of $500 million. It may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Portfolio may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

The Portfolio also seeks to invest in securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Portfolio does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Portfolio's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Portfolio may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation, loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio's general policy is to invest in securities which, in the opinion of the Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Portfolio.

The Portfolio purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Portfolio may benefit, the Manager may itself seek to influence or control management or may cause the Portfolio to invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

CREDIT QUALITY. Debt obligations (including Indebtedness) in which the Portfolio invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Portfolio expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's; however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE PORTFOLIO'S POLICY OF INVESTING IN LOWER-RATED OR UNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE PORTFOLIO SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND THE APPENDIX.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest without limit in defaulted debt obligations, subject to the Portfolio's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Portfolio generally invests in defaulted debt obligations.

FOREIGN INVESTMENTS. Although the Portfolio reserves the right to purchase securities in any foreign country without percentage limitation, the Portfolio's current investment strategy is to invest primarily in domestic securities, with approximately 15-20% of its assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Portfolio presently does not intend to invest more than 5% of its assets in securities of developing markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" below and in the SAI.

CURRENCY  TECHNIQUES.  The  Portfolio  generally  expects it will hedge  against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES. While the Portfolio may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Portfolio will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Portfolio may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Portfolio can profit if the price decreases. The Portfolio may also sell securities "short against the box" (i.e., securities which the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Portfolio.

REAL ESTATE SECURITIES FUND

The  principal   objective  of  the  Real  Estate  Securities  Fund  is  capital appreciation, with a secondary objective of earning current income on its investments.

PORTFOLIO INVESTMENTS. The Portfolio pursues its principal objective by investing primarily in securities of companies operating in the real estate industry. Under normal circumstances, therefore, at least 65% of the Portfolio's assets will be invested in "real estate securities" (defined below), primarily equity real estate investment trusts ("REITs"). The Portfolio will generally invest in real estate securities of companies listed on a securities exchange or traded over-the-counter. As used by the Portfolio, investments deemed to be "real estate securities" will include equity, debt obligations, and convertible securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

2. Companies having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate. Such companies would include real estate operating companies, real estate services and home builders.

The Portfolio will typically invest predominately in securities issued by mid-cap or smaller cap U.S. companies which have market capitalizations of $5 billion and $1 billion or less, respectively, because that is reflective of the industry itself. Small cap REITs can be subject to different and greater risks than mid or larger cap issuers. Small cap REITs may have greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

RISKS RELATED TO CONCENTRATION. The Portfolio may invest more than 25% of its total assets in any sector of the real estate industry described above. The Portfolio's policy of concentrating in the securities of companies in the real estate industry and the other investment policies referenced above are fundamental policies that cannot be changed without shareholder approval. Due to the Portfolio's concentration in the real estate industry, adverse developments in that industry will have a greater impact on the Portfolio, and consequently shareholders, than a portfolio with broader diversification. Special considerations to an investment in the Portfolio include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REIT management team's skill, may not be diversified, and are subject to the risks of financing projects. The Portfolio could conceivably own real estate directly as a result of a default on debt obligations it may own. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Portfolio will invest.

The Portfolio's Manager believes, however, that diversification of the Portfolio's assets into different types of real estate investments will help mitigate, although it cannot eliminate, the inherent risks of such industry concentration. Moreover, there has historically been a low correlation between the real estate market and the broader equity market. While there can be no guarantee that historical trends will continue in the future, investments in real estate securities may be a useful way of diversifying one's overall portfolio.

REAL ESTATE RELATED INVESTMENTS. In addition to the Portfolio's investments in real estate securities, the Portfolio may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market. Such issuers may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

CREDIT QUALITY. As an operating policy, the Portfolio will not invest more than 10% of its net assets in convertible debt obligations or debt obligations rated Ba or lower by Moody's or, if unrated, deemed by the Manager to be of comparable quality. Generally, however, the Portfolio will not acquire any investments rated lower than B by Moody's or, if unrated, deemed to be of comparable quality by the Manager. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the SAI.

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI. Under the policies discussed in "INVESTMENT METHODS AND RISKS," and in the SAI, the Portfolio may also write covered call options, loan its portfolio securities, engage in repurchase transactions, invest in enhanced convertible securities, and engage in other activities specifically identified for this Portfolio.

RISING DIVIDENDS FUND

The investment objectives of the Rising Dividends Fund are capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the Portfolio invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration.

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. As a fundamental policy, under normal market conditions, at least 65% of the Portfolio is invested in the securities of companies that meet the following specialized criteria:

1. consistent dividend increases - a company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease;

2. substantial dividend increases - a company must have increased its dividend at least 100% over the past ten years;

3. reinvested earnings - dividend payout should be less than 65% of current earnings (except for utility companies);

4. strong balance sheet - long-term debt obligations should be no more than 30% of total capitalization (except for utility companies); and

5. attractive price - the current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the average current market price/earnings ratio of the stocks comprising the S&P 500 Stock Index.

The remaining 35% of the Portfolio's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the specialized criteria listed above. The Portfolio's investments may include common stocks, convertible securities, or rights or warrants to subscribe for or purchase common stocks.

The Manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Portfolio. In addition, because capital preservation is an important consideration, the Manager generally also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies.

Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser but significant degree in smaller capitalization companies, which are subject to different and greater risks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its net assets in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI. Under the policies discussed in "INVESTMENT METHODS AND RISKS," and in the SAI, the Portfolio may also loan its portfolio securities, enter into repurchase transactions, write covered call options, and engage in other activities specifically identified for this Portfolio.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

The investment objective of the Templeton Global Asset Allocation Fund is to seek a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers in any nation, debt obligations of companies and governments of any nation, and Money Market Instruments.

PORTFOLIO INVESTMENTS. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. There are no minimum or maximum percentages as to the amount of the Portfolio's assets which may be invested in each of the market segments. Except as noted below and under "Investment Restrictions" in the SAI, the Manager has complete discretion in determining the amount of equity securities, debt obligations, or Money Market Instruments in which the Portfolio may invest.

The Portfolio seeks to achieve its objective by seeking investment opportunities in all types of securities issued by companies or governments of any nation, including developing markets nations. The Portfolio will normally be invested in at least three countries, except during defensive periods. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

EQUITY SECURITIES. Equity securities in which the Portfolio may invest consistent with its investment objective and policies may include common and preferred stock, securities (bonds or preferred stock) convertible into common stock ("convertible securities"), warrants, equity real estate investment trusts ("REITs"), and securities representing underlying international securities such as Depositary Receipts. The Portfolio may purchase sponsored or unsponsored Depositary Receipts, such as ADRs, EDRs, and GDRs, which will be deemed to be investments in the underlying securities for purposes of the Portfolio's investment policies. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities and they involve the risks of other investments in foreign securities, as discussed in 'Highlighted Risk Considerations, Foreign Transactions.'

DEBT OBLIGATIONS. Debt obligations in which the Portfolio may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign governments or companies, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations ("CMOs") and obligations issued or guaranteed by governments or government agencies or instrumentalities including, specifically, Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMA securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities; unpredictable prepayments of principal, however, can greatly change realized yields. SEE "NVESTMENT METHODS AND RISKS." The Portfolio has the flexibility to invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. Debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer' ability to repay principal and pay interest, and ratings upgrades.

Credit Quality. The Portfolio may invest in medium grade and lower quality debt obligations that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Manager. Bonds rated BB or lower are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issues of bonds rated Ca may often be in default. Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's (commonly referred to as "junk bonds"); however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," the SAI for additional information, and the Appendix for a discussion of the rating categories.

As an operating policy established by the Board of Trustees, however, the Portfolio will not invest more than 25% of its assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's or if unrated, determined by the Manager to be of comparable quality. Such limit would include defaulted debt obligations. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. The Board of Trustees may consider an increase in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Portfolio and its shareholders.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in Money Market Instruments. In addition, the Portfolio may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Portfolio may also invest in commercial paper limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

FOREIGN SECURITIES. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or emerging, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also invest in illiquid and restricted securities, purchase securities on a "when-issued"basis, enter into repurchase transactions, loan its portfolio securities, and engage in other activities specifically identified for this Portfolio.

VALUE SECURITIES FUND

The investment objective of the Value Securities Fund is long-term total return. Income, though not an objective, is a secondary consideration.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio will invest at least 65% of its assets in companies of various sizes, which in the opinion of the Manager, are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. From time to time, the Portfolio may be predominantly invested in smaller capitalization companies ("small cap companies").

In determining whether to buy or hold securities, the Manager will consider a variety of factors, including: low price to earnings ratio relative to the market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels, or market share for particular products or services, tax loss carryforwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber or minerals; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e. takeover candidates), or companies that have suffered sharp price declines but in the Manager's opinion, still have significant potential ("fallen angels"). Purchases may include companies in cyclical businesses, turnarounds and companies emerging from bankruptcy. Purchase decisions may also be influenced by company stock buy-backs and its insiders' purchases and sales. The Portfolio purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. In rare cases, however, when the Manager perceives that the Portfolio may benefit, the Manager may itself seek to influence or control management.

The securities in which the Portfolio may invest include common and preferred stocks, securities convertible into common stocks, warrants, secured and unsecured debt securities, and notes. The Portfolio may, from time to time, hold significant Money Market Instruments, up to 100% of its total assets, until suitable investment opportunities meeting its value standards become available, consistent with its policy on temporary investments.

RISKS ASSOCIATED WITH VALUE INVESTING. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, an industry, or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or in certain cases, bankruptcy. There can be no assurance that such companies or their stocks will recover from these events in a timely manner or at all. Cyclical stocks in which the Portfolio may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that the Manager may be incorrect in its assessment of a particular industry or company, or that the Manager may not buy these securities at their lowest possible prices or sell them at their highest.

There can be special  risks when the  Portfolio  buys  securities  of  companies emerging from bankruptcy. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Portfolio to sell the securities or to value them based on actual trades.

The Portfolio's policy of investing in securities that may be out of favor, including turnarounds, cyclicals and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed, differs from the approach followed by many other portfolios. The Manager believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

RISKS ASSOCIATED WITH SMALL CAP INVESTMENTS. The Portfolio may invest without minimum or maximum limitation in smaller cap companies which have market capitalizations of $1 billion or less at the time of purchase. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The smaller companies in which the Portfolio may invest are often not well known, may often trade at a discount and may not be followed by research organizations. The companies may have relatively small revenues, limited product lines and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and therefore, speculative. In addition, the prices of smaller cap companies' stocks may fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS."

FOREIGN INVESTMENTS. Although the Portfolio may invest up to 25% of its assets in foreign securities, including those of developing markets issuers and sponsored or unsponsored Depositary Receipts, it currently has no intention of investing more than 15% of its assets in such securities. The Portfolio presently does not intend to invest more than 5% of its assets in developing markets securities. The Portfolio's investment in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" below and in the SAI.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities and synthetic convertibles. The convertible debt obligations in which the Portfolio may invest are subject to the same rating criteria and investment policies as the Portfolio's investments in debt obligations. Convertible preferred stocks are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. The Portfolio may also invest in enhanced convertible securities which may provide higher dividend income but which may carry additional risks, including reduced liquidity. SEE "HIGHLIGHTED RISK CONSIDERATIONS" and "INVESTMENT METHODS AND RISKS."

CREDIT QUALITY AND DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest up to 25% of its assets in debt obligations rated below BBB or lower by S&P or Baa by Moody's, or in unrated debt obligations of comparable quality as determined by the Manager. Such securities, sometimes called "junk bonds," are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore, involve special risks. Debt obligations rated D by S&P are in default and may be considered speculative. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX.

RISKS AND OTHER CONSIDERATIONS RELATED TO NON-DIVERSIFICATION. The Portfolio is non-diversified under federal securities laws, but is still subject to the diversification requirements under the federal tax code and the 25% limit on concentration of investments in a single industry. Because the Portfolio is non-diversified and may concentrate its investments in a smaller number of issuers, and because economic, political or regulatory developments may have a greater impact on the Portfolio, the value of the Portfolio's shares may fluctuate more widely than those of a diversified portfolio. SEE "INVESTMENT METHODS AND RISKS."

OTHER INVESTMENT POLICIES. The Portfolio may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Portfolio can profit if the price decreases. The Portfolio may also sell securities "short against the box" (i.e., securities which the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; invest in zero coupon securities, pay-in-kind bonds, structured notes, mortgage-backed and asset-backed securities; purchase loan participations and trade claims both of which carry a high degree of risk; purchase and sell exchange-listed and over-the-counter put and call options on securities and financial indices; purchase and sell futures contracts or related options with respect to securities and indices; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Portfolio.

PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND

The primary investment objective of the Capital Growth Fund is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities.

Under normal market conditions, the Portfolio will invest primarily (at least 65% of assets) in equity securities, including common and preferred stocks, or securities convertible into common stocks, which are believed to offer favorable possibilities for capital appreciation, but some of which may yield little or no current income. The Portfolio's assets may be invested in shares of common or capital stock traded on any national securities exchange or over-the-counter, and in convertible securities. The Portfolio may also keep a significant portion of its assets in cash from time to time. Stocks and other equity securities representing ownership interests in corporations have historically outperformed other asset classes over the long term, but have tended to fluctuate more dramatically over the short term. The Manager seeks to address such risks through extensive research and emphasis on more globally-competitive companies.

The Manager will generally make long-term investments in equity securities which have been selected based upon fundamental and quantitative analysis. Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which may be subject to different and greater risks, but there is no present intention of investing more than 20% of the Portfolio's assets in such securities. SEE "INVESTMENT OBJECTIVES AND RISKS, SMALL CAPITALIZATION ISSUERS."

TECHNOLOGY COMPANIES. Consistent with its investment objective, the Portfolio expects to have a portion of its assets invested in securities of companies involved in computing technologies or computing technology-related companies. The technology sector as a whole has historically been volatile, and issues from this sector tend to be subject to abrupt or erratic price movements.

FOREIGN SECURITIES. As an operating policy, the Portfolio currently intends to invest no more than 15% of its assets in foreign securities, including Depositary Receipts and those of developing markets issuers. The Portfolio's investments in foreign securities involve risks related to currency fluctuations and political uncertainty. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENTS. The Portfolio currently intends to invest no more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND THE APPENDIX. The Portfolio may invest in convertible preferred stocks, which are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. SEE "HIGHLIGHTED CONSIDERATIONS" and "INVESTMENT METHODS AND RISKS." Under the policies discussed in "INVESTMENT METHODS AND RISKS" and in the SAI, the Portfolio may also write covered call options; purchase put options on securities; loan its portfolio securities; enter into repurchase transactions; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Portfolio.

GLOBAL HEALTH CARE SECURITIES FUND

The investment objective of the Global Health Care Securities Fund is capital appreciation. The Portfolio seeks to achieve its objective by concentrating its investments in the equity securities of health care companies located throughout the world.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio will invest at least 70% of its assets in equity securities, including common stocks, preferred stocks, securities convertible into common stocks, rights and warrants, of health care companies. A "health care"company is one that derives at least 50% of its earnings or revenues from, or has devoted at least 50% of its assets to, health care activities, based upon the company's most recently reported fiscal year. Health care activities include research, development, production or distribution of products and services in industries such as pharmaceutical, biotechnology, health care facilities, medical supplies, medical technology, medical services, managed care companies, health care related information systems and personal health care products.

The outlook for the Portfolio is to be in a position to benefit from potential future technological advances and increasing worldwide demand in the health care sector. Many major developments in health care come from foreign companies. Thus, in the opinion of the Manager, a portfolio of global health care company securities may provide greater potential for investment participation in present and future opportunities that may present themselves in health care related industries. The Manager also believes that the U.S. health care industry may be subject to increasing regulation and government control. By investing in foreign, as well as U.S., health care companies, the Manager believes that the Portfolio will be able to minimize the impact of U.S. government regulation on its portfolio. By investing in multiple countries, the risk of a single government's actions on the portfolio is also reduced.

RISKS OF INVESTING IN THE HEALTH CARE INDUSTRY. Due to the Portfolio's policy of concentrating its investments in the health care industry, the Portfolio's shares may be subject to greater risk of adverse developments in that industry than an investment in a portfolio which invests its assets across a broader spectrum of industries. Specifically, the activities of health care companies may be funded or subsidized by federal and state governments and a discontinuance of such subsidization could adversely affect their profitability. Securities held by the Portfolio may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and other similar matters. Health care companies are also subject to the risk of a legislative reform of the health care system. Health care companies may face product liability lawsuits, and their products and services are subject to rapid obsolescence. THE PORTFOLIO MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND IS NOT INTENDED TO BE A COMPLETE INVESTMENT PROGRAM.

SMALL CAP INVESTMENTS. The Portfolio may invest a substantial portion of its assets in companies which have market capitalizations of $1 billion or less at the time of purchase ("small cap companies"). These may include investments in relatively new or unseasoned companies in their early stages of development or in new and emerging industries which are believed to have above average potential for rapid growth. Securities of smaller or unseasoned companies present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, the prices of these stocks may fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS."

FOREIGN INVESTMENTS. The Portfolio will mix its investments globally by investing at least 70% of its assets in securities of issuers in at least three different countries including the U.S. Such investments may include issuers located in developed and developing countries. The Portfolio will not invest more than 40% of its net assets in any one country (other than the U.S.). From time to time, the Portfolio may invest a significant portion of its assets in securities of U.S. issuers, the prices of which may fluctuate independently from comparable foreign securities. As a global Portfolio, it may invest in securities issued in any currency including multinational currency units such as the European Currency Unit, and may hold currency, as well as buy sponsored or unsponsored Depositary Receipts. The Portfolio currently does not intend to invest more than 10% of its assets in securities of developing markets. As a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of its assets. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" below and in the SAI.

RISKS AND OTHER CONSIDERATIONS RELATED TO NON-DIVERSIFICATION. The Portfolio is non-diversified under federal securities laws, but is still subject to the diversification requirements under the federal tax code. Because the Portfolio is non-diversified and may concentrate its investments in a smaller number of issuers, and because economic, political or regulatory developments may have a greater impact on the Portfolio, the value of the Portfolio's shares may fluctuate more widely than those of a diversified portfolio. SEE "INVESTMENT METHODS AND RISKS."

DEBT OBLIGATIONS AND CREDIT QUALITY. The Portfolio may invest up to 30% of its assets in debt obligations issued by domestic or foreign corporations or governments. To the extent the Portfolio invests in debt securities, changes in interest rates in any country where the Portfolio is invested will affect the value of the Portfolio and its share price. The Fund will invest in debt securities rated B or above by Moody's or S&P, or in unrated securities that are of similar quality. Securities rated below BBB are considered to be below investment grade, and the Manager does not currently expect investments in such lower rated debt obligations to exceed 5% of the Portfolio's assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," and the APPENDIX.

OTHER INVESTMENT POLICIES. The Portfolio may engage in short sale transactions, in which the Portfolio sells a security it does not own to a purchaser at a specified price. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Portfolio can profit if the price decreases. See the SAI for further details concerning short sales. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also make temporary defensive investments; write covered put and call options on securities or financial indices; purchase put and call options on securities or financial indices;
purchase and sell futures contracts or related options with respect to securities, indices and currencies; invest in restricted or illiquid securities; lend portfolio securities; enter into repurchase or reverse repurchase agreements; enter into foreign currency exchange contracts; borrow money; and engage in other activities specifically identified for this Portfolio.

MUTUAL DISCOVERY SECURITIES FUND

The investment objective of the Mutual Discovery Securities Fund is capital appreciation.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio invests in domestic and foreign equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Portfolio can invest in securities from any size issuer, and may from time to time invest a substantial portion of its assets in securities of smaller capitalization issuers, which have market capitalizations of less than $1 billion. Securities of foreign or small cap issuers may be subject to different and greater risks, as discussed below. The Portfolio may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Portfolio may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Portfolio also seeks to invest in securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Portfolio does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Portfolio's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Portfolio may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio's general policy is to invest in securities which, in the opinion of its Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Portfolio.

The Portfolio generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Portfolio may benefit, the Manager may itself seek to influence or control management or may cause the Portfolio to invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

FOREIGN INVESTMENTS. The Portfolio may purchase securities in any foreign country, developed or undeveloped, and currently expects to invest up to 50% or more of its assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Portfolio presently does not intend to invest more than 5% of its assets in securities of developing markets including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of those markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" BELOW AND IN THE SAI.

CURRENCY TECHNIQUES. The Portfolio generally expects to hedge against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

RISKS ASSOCIATED WITH SMALL CAP INVESTMENTS. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The smaller companies in which the Portfolio may invest are often not well known, may often trade at a discount and may not be followed by institutions. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, the prices of small cap company stocks may fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS."

CREDIT QUALITY. Debt obligations (including Indebtedness) in which the Portfolio invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Portfolio expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of, a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's. However, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE PORTFOLIO'S POLICY OF INVESTING IN LOWER-RATED OR UNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE PORTFOLIO SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest without limit in defaulted debt obligations, subject to the Portfolio's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Portfolio generally invests in defaulted debt obligations.

OTHER INVESTMENT POLICIES. While the Portfolio may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Portfolio will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Portfolio may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Portfolio can profit if the price decreases. The Portfolio may also sell securities "short against the box" (i.e., securities which the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Portfolio.

NATURAL RESOURCES SECURITIES FUND

The Natural Resources Securities Fund's investment objective is capital appreciation with current income as a secondary objective. The Portfolio seeks to achieve its objective by concentrating its investments in securities issued by companies in or related to the natural resources sector.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio will invest primarily (at least 65% of assets) in securities issued by companies in or related to the natural resources sector. Companies in the natural resources sector may own, produce, refine, process or market natural resources, or provide support services for natural resources companies (e.g., develop technologies or provide services, supplies or equipment related to natural resources). The natural resources sector includes, but is not limited to, the following industries: integrated oil; oil and gas exploration and production; gold and precious metals; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; environmental services; and energy generation and distribution.

The  Portfolio  may  invest  in  common  stocks  (including  preferred  or  debt securities convertible into common stocks), preferred stocks and debt obligations. While the Portfolio normally expects to invest primarily in equity securities, the mixture of common stocks, preferred stocks and debt obligations may vary from time to time based upon the Manager's assessment as to whether investments in each category will contribute to meeting the Portfolio's investment objective.

The Portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs"), which may be in or outside the natural resources sector. REITs may provide an attractive alternative to direct investments in real estate, but are subject to risks related to the skill of their management, changes in value of the property owned by the REITs, the quality of any credit extended by the REITs, and general economic and other factors. See "Real Estate Securities Fund" for more information.

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio's Manager searches for companies that will prosper throughout economic cycles. In searching for such companies, the Manager tends to focus on what it believes are highly profitable companies with skilled management, strong growth profiles and solid financials, as well as companies with sustainable advantages either through strategic asset bases or technological expertise. As with all investments, there is always the possibility that the Manager may be incorrect in its assessment of securities selected or that the issuing companies may not perform as expected.

RISKS OF INVESTING IN NATURAL RESOURCES SECTOR. Due to the Portfolio's policy of concentrating its investments in the natural resources sector, the Portfolio's shares may be subject to greater risk of adverse developments in those industries than an investment in a portfolio with greater industry diversification. In addition, at the Manager's discretion, the Portfolio may from time to time invest up to 25% of its assets in any industry or group of industries within the natural resources sector; such a strategy may expose the Portfolio to greater investment risk than a more diversified strategy within the sector.

Certain of the natural resources industries' commodities are subject to limited pricing flexibility as a result of similar supply and demand factors. Others are subject to broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. These factors can affect the overall profitability of an individual company operating within the natural resources sector. While the Manager may strive to diversify among the industries within the natural resources sector to reduce this volatility, there will be occasions where the value of an individual company's securities will prove more volatile than the broader market. In addition, many of these companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations and inflationary pressures.

FOREIGN INVESTMENTS. While the Portfolio will normally invest a greater percentage of its assets in securities of U.S. issuers than in securities of issuers in any other single country, the Portfolio may invest 50% or more of its assets in foreign securities, including Depositary Receipts, of issuers in both developed and developing markets. Foreign securities include both equity securities and debt obligations. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

SMALL CAP INVESTMENTS. The Portfolio may invest without minimum or maximum limitation in small capitalization companies ("small cap companies") which have market capitalizations of $1 billion or less at the time of purchase. These may include investments in small mining or oil and gas exploration concerns which are believed to have significant potential for appreciation, but are subject to the risk that their exploration efforts will not be successful. The Portfolio will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation. Due to these and other factors, small cap and unseasoned companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, the prices of these stocks may fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS."

DEBT  OBLIGATIONS  AND  CREDIT  QUALITY.   The  Portfolio  may  invest  in  debt
obligations issued by domestic or foreign corporations or governments.

The Portfolio may invest, without percentage limitation, in debt obligations rated as "investment grade" by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the Manager. The Portfolio may also invest up to 15% of its assets in debt obligations rated BB or lower by S&P or Ba or lower by Moody's, so long as they are not rated lower than B by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the Manager. The Manager does not currently expect investments in lower rated debt obligations to exceed 5% of the Portfolio's assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS,""INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND THE APPENDIX.

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 35% of its assets in equity securities or debt obligations of foreign or domestic issuers outside the natural resources sector. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks. The Portfolio may invest up to 5% of its assets in commodities (including gold bullion or gold coins) or futures on commodities related to the natural resources sector as defined above. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also make temporary defensive investments, purchase debt obligations on a "when-issued" or "delayed delivery" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions, borrow money, invest in restricted or illiquid securities, and engage in other activities specifically identified for this Portfolio.

SMALL CAP FUND

The investment objective of the Small Cap Fund is long-term capital growth. The Portfolio seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. Investments in small capitalization companies may involve greater risks and greater volatility than investments in larger and more established companies.


PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio will invest at least 65% of its assets in equity securities of small capitalization growth companies ("small cap companies"). A small cap company generally has a market capitalization of less than $1.5 billion at the time of the Portfolio's investment and, in the opinion of the Portfolio's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter. As an operating policy the Portfolio will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.


Equity securities of small cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Portfolio currently does not intend to invest more than 10% of its assets in convertible securities, which are discussed below in "Investment Methods and Risks, Convertible Securities."

SELECTION OF PORTFOLIO INVESTMENTS. The Portfolio has been designed to provide investors with potentially greater long-term rewards by investing in securities of small cap companies which may offer the potential for significant capital appreciation since they may be overlooked by investors or undervalued in relation to their earnings power. Small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. Such companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earning growth and be financially sound. Selection of small cap company equity securities for the Portfolio will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry and the growth potential of the industry itself. Small cap companies often pay no dividends, and current income is not a factor in the selection of stocks. The Manager uses a disciplined approach to stock selection, blending fundamental and quantitative analysis.

RISKS ASSOCIATED WITH SMALL CAP INVESTMENTS. The Portfolio will primarily invest in relatively new or unseasoned companies which are in their early stages of development, or small cap companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average.
Securities  of  smaller  or  unseasoned  companies  present  greater  risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, the prices of small cap company stocks may, to a degree, fluctuate independently of larger company stocks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS." THE PORTFOLIO MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE PORTFOLIO SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

FOREIGN INVESTMENTS. Although the Portfolio may invest up to 25% of its assets in foreign securities, including those of developing markets issuers and sponsored or unsponsored Depositary Receipts, it currently has no intention of investing more than 15%. The Portfolio presently does not intend to invest more than 5% of its assets in developing markets securities. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" below and in the SAI.

OTHER INVESTMENTS. Although the Portfolio's assets will be invested primarily in equity securities of small cap companies, the Portfolio may invest up to 35% of its assets in other instruments, which may cause its performance to vary from that of the small capitalization equity markets. The Portfolio may invest in equity securities of larger capitalization companies which the Portfolio's Manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries which the Manager believes have the potential for capital appreciation.

The Portfolio may also invest in debt securities which the Manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Portfolio's objective of capital growth. The Portfolio may invest in debt securities rated B or above by Moody's or S&P, or in unrated securities the Manager has determined are of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt obligations (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS,"and the APPENDIX.

The Portfolio currently does not intend to invest more than 10% of its assets in real estate investment trusts ("REITs"), which are described in "Real Estate Securities Fund," above, including small capitalization REITs.

OTHER INVESTMENT POLICIES. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and the SAI, the Portfolio may also write covered put and call options on securities or financial indices; purchase put and call options on securities or financial indices; purchase and sell futures contracts or related options with respect to securities, indices and currencies; invest in restricted or illiquid securities; lend portfolio securities; borrow money; enter into repurchase or reverse repurchase agreements; and engage in other activities specifically identified for this Portfolio.

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The investment objective of the Templeton Developing Markets Equity Fund is long-term capital appreciation.

The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets as defined under "Highlighted Risk Considerations, Foreign Transactions." It is currently expected that under normal conditions at least 65% of the Portfolio's assets will be invested in such securities. The Portfolio will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. The Portfolio has the right to purchase securities in any foreign country, developed or developing. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. These developing markets risks are in addition to the special risks associated with foreign investing, including currency fluctuations, market volatility, and economic, social, and political uncertainty. AN INVESTMENT IN THE PORTFOLIO MAY BE CONSIDERED SPECULATIVE, AND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN FOREIGN DEVELOPING MARKETS SECURITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI. From time to time, the Portfolio may hold significant cash positions until suitable investment
opportunities   are   available,   consistent   with  its  policy  on  temporary
investments.

INVESTMENTS IN DEVELOPING MARKETS. "Developing market equity securities" for purposes of the Portfolio means any of the following: (i) equity securities of companies the principal securities trading market for which is a developing market country, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored Depositary Receipts such as American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries to the companies. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The  Portfolio  seeks  to  benefit  from  economic  and  other  developments  in developing markets. The investment objective of the Portfolio reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

OTHER INVESTMENTS. For capital appreciation, the Portfolio may invest up to 35% of its assets in fixed-income debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." As a current policy established by the Board of Trustees, however, the Portfolio will not invest more than 5% of its assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's (the lowest category of "investment grade" rating). The Board of Trustees may consider an increase in the above percentages if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Portfolio and its shareholders.

Certain debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

DEFAULTED DEBT OBLIGATIONS. As a fundamental policy the Portfolio may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Portfolio will not enter into forward contracts if, as a result, the Portfolio will have more than 20% of its assets committed to the consummation of such contracts. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its assets in securities of closed end investment companies to facilitate foreign investment. Under the policies discussed in "HIGHLIGHTED RISK CONSIDERATIONS," "INVESTMENT METHODS AND RISKS" and the SAI, the Portfolio may also loan its portfolio securities; engage in repurchase transactions; borrow money for investment purposes; for hedging purposes only, enter into transactions in options on securities and securities indices and futures contracts and related options; purchase convertible securities and warrants; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Portfolio. The Portfolio may not commit more than 5% of its assets to initial margin deposits on futures contracts and related options, and the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the assets of the Portfolio. Presently, some of the above strategies cannot be used to a significant extent by the Portfolio in the markets in which the Portfolio will principally invest.

TEMPLETON GLOBAL GROWTH FUND

The Templeton Global Growth Fund's investment objective is long-term capital growth; any income realized will be incidental.

PRINCIPAL PORTFOLIO INVESTMENTS. The Portfolio seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The Portfolio has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. Although the Portfolio generally invests in common stock, it may also invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. SEE COMMON INVESTMENT OBJECTIVES AND RISKS, SMALL CAPITALIZATION ISSUERS."

Investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENTS. For capital appreciation, the Portfolio may invest in debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX. As a policy established by the Board of Trustees, however, the Portfolio will not invest more than 5% of its assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's. The Board of Trustees may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Portfolio.

These debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

DEFAULTED DEBT OBLIGATIONS. As a fundamental policy, the Portfolio may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENT POLICIES._ The Portfolio may also purchase and sell stock index futures contracts up to an aggregate amount not exceeding 20% of its assets and may not at any time commit more than 5% of its assets to initial margin deposits on futures contracts. In addition, in order to increase its return or to hedge all or a portion of its portfolio investments, the Portfolio may purchase and sell put and call options on securities indices. These specialized investment techniques involve additional risks as described in "COMMON INVESTMENT METHODS AND RISKS" and the SAI.

The Portfolio may invest up to 5% of its assets in securities issued by any one company or foreign government, exclusive of U.S. Government Securities. The Portfolio may invest up to 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) and up to 10% of its assets in securities with a limited trading market, i.e., "illiquid securities."Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also enter into repurchase agreements, lend its portfolio securities, invest in restricted securities, and engage in other activities specifically identified for this Portfolio.

TEMPLETON INTERNATIONAL EQUITY FUND

The investment objective of the Templeton International Equity Fund is to seek long-term growth of capital.

PRINCIPAL PORTFOLIO INVESTMENTS. Under normal conditions, the Portfolio will invest at least 65% of its assets in an internationally diversified portfolio of equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs ("Equity Securities").

Such Equity Securities purchased by the Portfolio will trade on markets in countries other than the U.S. and be issued by (i) companies domiciled in countries other than the U.S., or (ii) companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus, it is possible, although not anticipated, that up to 35% of the Portfolio's assets could be invested in U.S. companies.

In selecting portfolio securities, the Portfolio attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. Following these policies, the Portfolio will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. SEE "INVESTMENT METHODS AND RISKS, SMALL CAPITALIZATION ISSUERS."

The Portfolio has the right to purchase securities in any foreign country, developed or emerging. Normally, the Portfolio will invest at least 65% of its assets in securities traded in at least three foreign countries. As a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. The Portfolio's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENTS. Up to 35% of the Portfolio's assets may be invested in debt obligations of which up to 10% may be debt obligations rated Ba or lower by Moody's or BB or lower by S&P or that are not rated but determined by the Manager to be of comparable quality. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" and the APPENDIX. The balance may be invested in debt obligations rated Baa or better by Moody's, or BBB or better by S&P or that are not rated but determined by the Manager to be of comparable quality.

The Portfolio may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. SEE "INVESTMENT METHODS AND RISKS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its net assets in illiquid securities. The Portfolio may also invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also write covered call and put options on securities, purchase call and put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, invest in enhanced convertible securities, and engage in other activities specifically identified for this Portfolio.

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

The investment objective of the Templeton International Smaller Companies Fund is to seek long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets countries.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Portfolio expects to invest at least 65% of its assets in equity securities of companies of any foreign nation (including developing markets nations) whose market capitalizations do not exceed $1 billion at the time of purchase, generally considered "small cap companies." The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Manager believes that international small cap companies may provide attractive investment opportunities, because these securities make up most of the world's equity securities and because they are frequently overlooked by investors or undervalued in relation to their perceived earning power. In addition, such securities may provide investors with the opportunity to increase the diversification of their overall investment portfolios, because these securities' market performance may differ from that of U.S. small cap stocks and from that of large-cap stocks of any nation. Equity securities of small cap companies may include common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. SEE "INVESTMENT METHODS AND RISKS, CONVERTIBLE SECURITIES."

RISK FACTORS. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may fluctuate independently of larger company stocks. As an operating policy, the Portfolio will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation. SEE "INVESTMENT METHODS AND RISKS." THE PORTFOLIO MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE PORTFOLIO SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

The Portfolio has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Portfolio will limit its investments in securities of Russian issuers to 5% of assets. The Portfolio's investments in foreign securities, especially those in developing markets, involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

OTHER INVESTMENTS. The Portfolio may invest up to 35% of its assets in: equity securities of larger capitalization issuers outside the U.S.; equity securities of larger or smaller capitalization issuers within the U.S., although such investments are not currently expected to exceed 5% of assets; or debt obligations issued by companies or governments in any nation which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. As a current policy, however, the Portfolio will not invest more than 5% of its assets in debt obligations rated lower than BBB by S&P or Baa by Moody's. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." These investments may cause the Portfolio's performance to vary from those of international smaller capitalization equity markets.

DEFAULTED DEBT OBLIGATIONS. The Portfolio may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

CURRENCY TECHNIQUES. The Portfolio may, but with respect to equity securities does not currently intend, to employ certain active currency management techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Portfolio will not enter into forward contracts if, as a result, the Portfolio would have more that 20% of its assets committed to the consummation of such contracts. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENT POLICIES. The Portfolio may invest no more than 5% of its assets in securities of any one issuer, exclusive of U.S. Government Securities. The Portfolio may invest up to 5% of its assets in warrants, including such warrants that are not listed on an exchange. For hedging purposes only, the Portfolio may enter into: transactions in options on securities, securities indices, and foreign currencies; forward foreign currency contracts; and futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the assets of the Portfolio. SEE "INVESTMENT METHODS AND RISKS, OPTIONS AND FUTURES CONTRACTS" and the SAI. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also enter into repurchase agreements, invest in illiquid securities, lend its portfolio securities, and engage in other activities specifically identified for this Portfolio.

TEMPLETON PACIFIC GROWTH FUND

The Templeton Pacific Growth Fund seeks to provide long-term growth of capital.

Under normal conditions, the Portfolio will invest at least 65% of its assets in Equity Securities as defined in the International Equity Fund discussion above which trade on markets in the Pacific Rim, including developing markets and which are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the Portfolio's 65% investment policy, the countries in the Pacific Rim include Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore and Thailand. Normally, the Portfolio will invest at least 65% of its assets in securities traded in at least three foreign countries, including the countries listed herein. The Portfolio may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Although the Portfolio will not invest more than 25% of its assets in any one industry or the government of any one country, the Portfolio may invest more than 25% of its assets in the securities of issuers in one or more countries. Investors should consider the greater risk of this policy versus the safety that may come with an investment that involves a wider range of geographic localities and countries. In addition, the correlation among the Singapore, Malaysia, Thailand, and Hong Kong markets is very high. Because these markets comprise such a substantial portion of the Portfolio, the Portfolio has less geographical diversification than a broad-based international portfolio and thus its volatility is higher. AN INVESTMENT IN THE PORTFOLIO MAY BE CONSIDERED SPECULATIVE, AND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN DEVELOPING MARKETS SECURITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" and the SAI.

OTHER INVESTMENTS. The Portfolio may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. The investments may consist of, for example (i) securities of issuers in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities or geography to the countries in the Pacific Rim; and (ii) securities of issuers located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim. For example, the Portfolio may invest in a company outside of the Pacific Rim when the Managers believe at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Up to 35% of the Portfolio's assets may be invested in investment grade debt obligations rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Manager to be of comparable quality. However, the Portfolio's Manager currently does not intend to hold any significant positions in debt obligations.

The Portfolio may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. The issuers of such debt obligations may or may not be domiciled in the Pacific Rim. SEE "INVESTMENT METHODS AND RISKS."

OTHER INVESTMENT POLICIES. The Portfolio may invest up to 10% of its net assets in illiquid securities. Currently the Portfolio intends to invest no more than 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "INVESTMENT METHODS AND RISKS," "HIGHLIGHTED RISK CONSIDERATIONS," and in the SAI, the Portfolio may also write covered call and put options on securities, purchase called put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, purchase convertible securities, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Portfolio.

HIGHLIGHTED RISK CONSIDERATIONS

FOREIGN TRANSACTIONS

Foreign securities include all of the following, 1) securities of companies organized outside the U.S. ("foreign issuers"), whether or not publicly traded in the U.S., 2) securities that are principally traded outside the U.S., 3) securities denominated in foreign currency ("non-dollar securities"). Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Managers, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

GENERAL CONSIDERATIONS. Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. These risks, which may involve possible losses, include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, foreign investment controls on daily stock market movements, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Portfolio. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The Portfolio may also encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies abroad than in the U.S. This is especially true in developing markets. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency
restrictions   and  other  laws   limiting  the  amount  and  types  of  foreign
investments.

Many debt obligations of foreign issuers, and especially developing market issuers, are either (i) rated below investment grade, or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. Foreign debt securities may be subject to greater fluctuations in price than U.S. corporate obligations or U.S. Government Securities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. Under certain market conditions, these investments may be less liquid than U.S. Corporate Obligations and are certainly less liquid than U.S. Government Securities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Securities which are acquired by a Portfolio outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered to be an illiquid asset so long as the Portfolio acquires and holds the security with the intention of reselling the security in the foreign trading market, the Portfolio reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

While the Portfolios which may acquire foreign securities intend to acquire securities of foreign issuers only where there are public trading markets for such securities (with the exception of the illiquid securities which may be purchased if so stated in the individual Portfolio section), such investments, nevertheless, may tend to reduce the liquidity of the Portfolios' investment securities due to internal problems in such foreign countries or to deteriorating relations between the U.S. and such countries.

Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. The operating expense ratio of a Portfolio with a significant non-U.S. portfolio can be expected to be higher than those of Portfolios investing exclusively in domestic securities because of its additional expenses, such as custodial costs, valuation costs and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

Brokerage commissions, custodial services, and other costs relating to investment in foreign markets, including developing markets, are generally higher than in the U.S. Such markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

INVESTMENTS IN DEVELOPING MARKETS. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, developed countries include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the U.S.

The Portfolios investing in developing markets seek to benefit from economic and other developments in developing markets. Such investments reflect the Managers' belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Investments in developing or emerging markets, including certain Eastern European countries are subject to all of the risks of foreign investing generally but have additional and heightened risks related to the small size and lesser liquidity of these markets, making investments in such markets particularly volatile. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 1268% in the last 15 years, but has suffered five declines of more than 20% during that time. Many smaller Asian markets suffered severe declines in 1997, including several which fell over 70%.

Among the special risks associated with investment in developing or emerging markets, including certain Eastern European countries are political or economic uncertainty. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolios' investments in those countries and the availability to a Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Portfolios' investments in such countries less liquid and more volatile than investments in Japan or most Western European countries, and these Portfolios may be required to establish special custody or other arrangements before making certain investments in those countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. These risks and other risks associated with the Russian securities market are discussed more fully in the SAI under "Highlighted Risk Considerations" and investors should read the section in detail. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located in those countries.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Portfolios could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Hong Kong reverted to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Portfolio investments.

CERTAIN RESTRICTIONS. Some of the countries in which the Portfolios invest may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve frequent or layered fees or expenses and may, as well, be subject to limitations under federal securities laws. Consistent with federal securities laws and subject to applicable fundamental investment restrictions, each Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

The Asset Allocation, Developing Markets, Global Growth, Global Health Care, Global Income, Global Utility, International Equity, International Smaller Companies, Mutual Discovery, Mutual Shares, Natural Resources, and Pacific Funds, to the extent consistent with their investment objectives and policies, reserve the right to invest more than 25% of their respective assets in the securities of issuers in any single foreign country. Investors should consider the greater risk of such policy versus the safety that comes with an investment that does not involve potential geographic concentration and should compare these Portfolios with other investment vehicles before making an investment decision.

There may be other applicable policies or restrictions on a Portfolio's investments in foreign securities. SEE "CURRENCY RISKS AND THEIR MANAGEMENT," "INVESTMENT OBJECTIVES AND POLICIES," "INVESTMENT METHODS AND RISKS" and the SAI.


EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If a Portfolio holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which a Portfolio may hold, and their impact on the value of Portfolio shares. To the extent a Portfolio holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.


CURRENCY RISKS AND THEIR MANAGEMENT. The relative performance of foreign currencies in which securities held by a Portfolio are denominated is an important factor in each Portfolio's overall performance. The Managers intend to manage a Portfolio's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.

Unless otherwise indicated in the specific Portfolio description, the Managers generally do not actively hedge currency positions with respect to equity securities, believing that the costs outweigh the potential benefits. The Managers may, however, hedge where they believe it would be appropriate. To hedge exposure to currency fluctuations or to increase income to a Portfolio, each of the Portfolios which may invest in Foreign Securities may, but is not required to, enter into forward foreign currency exchange contracts, currency futures contracts, and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. Other currency management strategies allow the Managers to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require a Portfolio to segregate liquid assets to cover its obligations. There is no assurance that the Managers' hedging strategies will be successful.

If a security is denominated in foreign currency, the value of the security to a Portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in that currency. Such changes will also affect a Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income on foreign securities in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after a Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

A Portfolio will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Portfolio may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

A Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Portfolio will generally not enter into a forward contract with a term of greater than one year. Some price spread on currency exchange transactions (to cover service charges) will be incurred when the Portfolio converts assets from one currency to another. A Portfolio may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).

A Portfolio will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Portfolio to deliver an amount of currency other than U.S. dollars in excess of the value of the securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

A Portfolio will generally enter into forward contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Portfolio may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. SEE "INVESTMENT METHODS AND RISKS" for additional information.

INTEREST RATE AND CURRENCY SWAPS. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. Since interest rate and currency swaps are individually negotiated, these Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

A Portfolio will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

INVESTMENTS  IN DEPOSITARY  RECEIPTS.  Many  securities  of foreign  issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. For purposes of each Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

LOWER RATED DEBT OBLIGATIONS

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated obligations are more likely to react to developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Portfolio.

Debt obligations rated BB or below by S&P or Ba or below by Moody's (or comparable unrated obligations), commonly called "junk bonds," are considered by S&P and Moody's, on balance, speculative and payments of principal and interest thereon may be questionable. They will generally involve more credit risk than obligations in the higher rating categories. The market value of junk bonds tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Lower rated obligations tend to be more sensitive to economic conditions and are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Bonds rated BBB by S&P or Baa by Moody's ratings which are considered investment grade, also possess some speculative characteristics. Unrated debt obligations are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

Issuers of high yielding debt obligations are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring such obligations is generally greater than with higher rated obligations. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding obligations may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. Specific developments affecting the issuer, such as the inability to meet projected business forecasts, or the unavailability of additional financing, may adversely affect the issuer's ability to service its debt obligations. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding obligations because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

High yielding debt obligations frequently have call or buy-back features which permit an issuer to call or repurchase the obligations from a Portfolio. Although such obligations are typically not callable for a period from three to five years after their issuance, when calls are exercised by the issuer during periods of declining interest rates, the Manager may find it necessary to replace such obligations with lower yielding obligations which could result in less net investment income to the Portfolio. The premature disposition of a high yielding obligation due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for a Portfolio to manage the timing of its receipt of income, which may have tax implications. A Portfolio may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Portfolio's shareholders even though the Portfolio is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, a Portfolio may be required to dispose of securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

A Portfolio may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. The market for lower rated, debt obligations generally tends to be concentrated among a smaller number of dealers than is the case for obligations which trade in a broader secondary retail market. Generally, purchasers of these obligations are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, debt obligation does exist, it is generally not as liquid as the secondary market for higher rated obligations. Reduced liquidity in the secondary market may have an adverse impact on market price, a Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity may also make it more difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. SEE "ADDITIONAL INFORMATION REGARDING VALUATION AND REDEMPTION OF SHARES OF THE PORTFOLIOS," in the SAI.

Some high yielding, debt obligations are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding obligations have been sold with registration rights, covenants, and penalty provisions for delayed registration, if a Portfolio is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A Portfolio may incur special costs in disposing of such securities; however, the Portfolio will generally incur no costs when the issuer is responsible for registering the securities.

Some high yielding debt obligations may involve special risks because they are new issues. The Portfolios have no arrangement with the securities underwriters or any other person concerning the acquisition of such securities, and the Manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the operating results of the issuer. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. A Portfolio will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in a Portfolio is changed by the rating service, such change will be considered by the Portfolio in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

DEFAULTED DEBT OBLIGATIONS. Certain Portfolios, if so stated in the individual Portfolio section, may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default. In general, a Portfolio will purchase a defaulted debt obligation only if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely in the future.

A Portfolio may also invest in debt obligations which are in default or about to default, where the Manager believes that the debt obligation's price is less than its intrinsic value, due to a recent or pending restructuring of the issuer or other factors.

Current prices for defaulted bonds are generally significantly lower than their purchase price, and a Portfolio may have unrealized losses on such defaulted obligations which are reflected in the price of the Portfolio's shares. In general, debt obligations which default lose much of their value in the time period prior to the actual default so that the Portfolio's net assets are impacted prior to the default. A Portfolio may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

A Portfolio may be required under the Internal Revenue Code of 1986, as amended (the "Code"), to accrue income for tax purposes on defaulted obligations, even though it is not currently receiving interest or principal payments on such obligations. This imputed income must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Portfolio may be required to dispose of securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Portfolio shares.

THE PORTFOLIOS' INVESTMENTS. BECAUSE OF CERTAIN OF THE PORTFOLIOS' POLICIES OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN SUCH A PORTFOLIO IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN A PORTFOLIO THAT INVESTS IN HIGHER RATED, LOWER YIELDING DEBT OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN ANY SUCH PORTFOLIO SHOULD BE CAREFULLY EVALUATED FOR ITS APPROPRIATENESS IN LIGHT OF THE INVESTOR'S OVERALL INVESTMENT NEEDS AND GOALS. Persons on fixed incomes, such as retired persons, should also consider the increased risk of loss of principal which is present with an investment in higher risk obligations.

At December 31, 1997, the Income Securities Fund held one position in obligations which were in default on their contractual provisions.

ASSET COMPOSITION TABLE. A credit rating by a rating agency evaluates only the safety of principal and interest of debt obligations, and does not consider the market value risk associated with an investment in such an obligation. The table below shows the percentage of Global Income, Asset Allocation, High Income and Income Securities Funds' assets invested in debt securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by the Manager to be of comparable credit quality. The information was prepared based on a 12 month dollar weighted average of the respective portfolio compositions in the fiscal year ended December 31, 1997. No other Portfolio had a 12-month dollar weighted average of more than 5% of its assets in debt obligations rated below investment grade or determined by the Manager to be of comparable credit quality. The Appendix to this prospectus includes a description of each rating category.

            Income
Moody's     Securities Fund

Aaa ........................   8.33%
Aa .........................   0.54%
A ..........................   0.00%
Baa ........................   4.08%
Ba .........................   2.87%
B ..........................  30.60%
Caa ........................   3.86%*
Ca .........................   0.30%
C ..........................   0.15%

*2.70% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

        Global Asset          Global      High Income
S&P    Allocation Fund      Income Fund   Fund

AAA .....  66.61%            80.76%       0.00%
AA ......   0.02%             0.11%       0.00%
BBB+ ....   0.00%             0.00% 0     .41%
BBB .....   0.00%             0.00%       1.32%
BBB- ....   0.05%             0.00%       3.80%
BB+ .....   1.85%**           0.34%       6.19%
BB .....   13.15%**          12.32%***    4.99%
BB- .....   9.64%             5.02%       12.06%****
B+ ......   4.11%             0.00%       16.86%****
B .......   3.63%**           0.00%       30.45%****
B- ......   0.94%**           0.00%       19.37%****
CCC+ ....   0.00%             0.00%       2.15%****
CCC .....   0.00%             0.00%       1.23%
CCC- ....   0.00%             0.00%       1.17%

**Securities, which are unrated by S&P, have been included as follows: 0.73% BB+, 0.35% BB, 2.86% B, 0.94% B-.
***0.11% of these securities, which are unrated by S&P, have been included in the BB rating category.
****Securities, which are unrated by S&P, have been included as follows: 0.48% BB-, 0.14% B+, 1.13% B, 1.08% B-, 0.31% CCC+.

It should be noted that the above ratings are not necessarily indicative of ratings of bonds at the time of purchase.

INVESTMENT METHODS AND RISKS
COMMON TO MORE THAN ONE PORTFOLIO

Certain types of investments and investment techniques are authorized for more than one Portfolio, only if so stated in the descriptions of the individual Portfolios. These are described below and in the SAI in greater detail. Each of the Portfolios will not necessarily use the authorized strategies described to the full extent permitted unless the Managers believe that doing so will help a Portfolio reach its objectives, and not all instruments or methods will be used at all times. See "Table of Contents" in front for a complete listing and page numbers.

BORROWING

AS A MATTER  OF  FUNDAMENTAL  POLICY,  ALL OF THE  PORTFOLIOS  EXCEPT  THE ASSET
ALLOCATION, DEVELOPING MARKETS, GLOBAL HEALTH CARE, INTERNATIONAL SMALLER COMPANIES, MUTUAL DISCOVERY, MUTUAL SHARES, SMALL CAP AND VALUE FUNDS, MAY
BORROW MONEY UP TO 5% OF THE VALUE OF THEIR RESPECTIVE ASSETS AND NO SUCH BORROWING MAY BE FOR DIRECT INVESTMENT IN SECURITIES. The Portfolios may also borrow from banks for temporary or short-term purposes. The Portfolios currently define temporary or short-term purposes to include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions;
(ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near term. AS A FUNDAMENTAL POLICY, THE ASSET ALLOCATION, DEVELOPING MARKETS, GLOBAL HEALTH CARE, INTERNATIONAL SMALLER COMPANIES, MUTUAL DISCOVERY, MUTUAL SHARES, SMALL CAP AND VALUE FUNDS MAY BORROW UP TO 331/3% OF THE VALUE OF THEIR RESPECTIVE TOTAL NET ASSETS FROM BANKS TO INCREASE THEIR HOLDINGS OF PORTFOLIO SECURITIES OR FOR TEMPORARY PURPOSES.

Under federal securities laws, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. A Portfolio will not purchase additional securities while its borrowings exceed the above percentage of its total assets.

CONCENTRATION

THE GLOBAL HEALTH CARE FUND, REAL ESTATE FUND, GLOBAL UTILITY FUND, AND THE NATURAL RESOURCES FUND WILL CONCENTRATE IN A PARTICULAR INDUSTRY OR SECTOR, OR IN U.S. GOVERNMENT SECURITIES, AS INDICATED IN THE SEPARATE DISCUSSIONS ABOVE FOR EACH RESPECTIVE PORTFOLIO. THE OTHER PORTFOLIOS WILL NOT INVEST MORE THAN 25% OF THE VALUE OF THEIR RESPECTIVE ASSETS IN ANY ONE PARTICULAR INDUSTRY (EXCLUDING THE U.S. GOVERNMENT). PURSUANT TO THE 1940 ACT, THESE POLICIES WILL NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

CONVERTIBLE SECURITIES

WITH THE EXCEPTION OF THE MONEY FUND, ZERO COUPON FUNDS AND GOVERNMENT FUND, ALL PORTFOLIOS MAY INVEST IN CONVERTIBLE SECURITIES. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Similar to a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The convertible debt obligations in which a Portfolio may invest are subject to the same rating criteria and investment policies as that Portfolio's investments in debt obligations. The issuer of a convertible security may be important in determining the security's market value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

However, unlike convertible debt obligations, convertible preferred stocks are equity securities. As with common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for each Portfolio's financial reporting, credit rating, and investment limitation purposes.

Certain Portfolios, consistent with their investment policies, may also invest in enhanced or synthetic convertible securities. A detailed discussion of these securities appears in the SAI. None of the Portfolios currently expect to make significant use of these securities.

DEBT OBLIGATIONS

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Portfolio. Debt obligations in which the Portfolios may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because a Portfolio's investments in debt obligations are interest rate sensitive, a Portfolio's performance may be affected by the Managers' ability to anticipate and respond to fluctuations in market interest rates. Debt obligations include U.S. Government Securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities or foreign sovereign entities, U.S. or foreign corporate debt obligations, preferred stock, zero coupon bonds and mortgage- or asset-backed securities.

CORPORATE DEBT OBLIGATIONS. See "Highlighted Risk Considerations - Lower Rated Corporate Debt Obligations."

MONEY MARKET INSTRUMENTS. The investments described in the Money Fund, without regard to required ratings, maturity, and other criteria under Rule 2a-7 of the 1940 Act governing money market portfolios which define them as "Eligible Securities" for purposes of the Portfolio, are referred to generally as "Money Market Instruments" in this prospectus.

U.S. Government Securities. All of the Portfolios may purchase U.S. Government Securities. U.S. Government Securities are marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of more than ten years) which differ only in their interest rates, maturities and times of issuance are supported by the full faith and credit of the U.S. Government. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by
(a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as FNMA securities), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (i) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (ii) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). See "Zero Coupon Bonds," below.

U.S. Government Securities include Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMAs have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities. Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. For more information, See "U.S. Government Securities Fund," above.

Small Business Administration ("SBA") securities are pools of loans to small businesses which are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. Government. SBA loans generally have variable interest rates which are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years at the time of issue. As with mortgage-backed securities such as GNMAs, prepayments can greatly change realized yields. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

These notes would have coupon resets that may cause the current coupon to fall to, but not below, zero. Existing credit quality, duration and liquidity standards would apply, so that the Portfolio may not invest in structured notes unless the Manager believes that the notes pose no greater credit or market risk than stripped notes; however, these notes may carry risks similar to those of stripped securities. See "Investment Methods and Risks."

ZERO COUPON BONDS. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Portfolio) consists of the difference between its face value at maturity and its cost.

One particular zero coupon security a Portfolio may purchase is the FICO STRIP, each of which represents an interest in securities issued by the Financing Corporation ("FICO"), whose sole purpose is to function as a financing vehicle for recapitalizing the Federal Savings and Loan Insurance Corporation ("FSLIC"). FICO STRIPS are not backed by the full faith and credit of the U.S. Government but are generally treated as U.S. Government Agency Securities.

The credit risk factors pertaining to lower rated debt obligations also apply to lower rated zero coupon bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

DEFERRED INTEREST AND PAY-IN-KIND BONDS. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt obligations service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes

Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. A Portfolio will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Portfolio until the cash payment date or until the bonds mature. This accrued income from both deferred interest and pay-in-kind bonds must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Portfolio shares.

Lower-rated deferred interest and pay-in-kind bonds also share the special credit risk considerations described under "Zero Coupon Bonds," above.

DERIVATIVES

As described in the individual Portfolio sections or the SAI, certain of the Portfolios may use certain types of instruments, sometimes referred to as "derivatives." Derivatives are used to help (a) manage risks relating to interest rates, currency fluctuations and other market factors ("hedging"); (b) increase liquidity; and/or (c) invest in a particular stock or bond in a more efficient or less expensive way. Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, such as stock prices or indices of securities, interest rates, currency exchange rates, or commodity prices. Some, all, or the component parts of, the following instruments might be considered derivatives or complex securities: adjustable rate mortgage securities; adjustable rate securities; collateralized mortgage obligations; convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS; forward contracts; futures contracts; inverse floaters and super floaters; mortgage pass-throughs, including multiclass pass-throughs, stripped mortgage securities, and other asset-backed securities; options; real estate mortgage investment conduits; re-securitized government project loans; spreads and straddles; swaps; synthetic convertible securities; and uncovered mortgage dollar rolls. These instruments and their risks are discussed in this section, the individual Portfolio sections, and/or in the SAI.

DIVERSIFICATION

Each Portfolio, except the Global Health Care Fund, Global Income Fund, and the Value Fund will operate as a diversified portfolio under federal securities law. Each diversified Portfolio may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Portfolio's assets would be invested in such issuer.

In addition, each Portfolio intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies. In order to comply with the diversification requirements related to regulated investment companies, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) with respect to 50% of the market value of its assets, not more than 5% of the market value of its assets will be invested in the securities of a single issuer and each Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. A Portfolio's investments in U.S. Government Securities are not subject to these limitations, and (ii) not more than 25% of the market value of each Portfolio's assets will be invested in the securities of a single issuer.

In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Portfolio will diversify its investments such that (i) no more than 55% of the Portfolio's assets is represented by any one investment; (ii) no more than 70% of the Portfolio's assets is represented by any two investments; (iii) no more than 80% of the Portfolio's assets is represented by any three investments; and (iv) no more than 90% of the Portfolio's assets is represented by any four investments. In the case of Portfolios investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

LOAN PARTICIPATIONS

Certain Portfolios may acquire loan participations and other direct or indirect bank obligations ("Loan Participations"), in which a Portfolio will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally Loan Participations are sold without guarantee or recourse to the lending institution, and are subject to the credit risks of both the borrower and the lending institution. They may, however, enable a Portfolio to acquire an interest in a loan from a financially strong borrower which it could not do directly. While Loan Participations generally trade at par value, certain Portfolios may buy Loan Participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, Loan Participations may appreciate in value. Loan Participations may have speculative characteristics, and may be illiquid and/or in default.

LOANS OF PORTFOLIO SECURITIES

Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Portfolios may lend their portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 30% of the value of a Portfolio's total assets at the time of the most recent loan (one-third of the Portfolio's assets in the case of the Asset Allocation, Developing Markets, Global Health Care, International Equity, Mutual Discovery, Mutual Shares, Pacific, and Value Funds). The borrower must deposit with the Portfolio's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, U.S. Government Securities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. A Portfolio may engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

OPTIONS AND FUTURES CONTRACTS

Certain Portfolios may invest in options and futures contracts and any limitations noted in this section are qualified by the Portfolios' individual policies as stated in the individual descriptions of each of the Portfolios. UNLESS OTHERWISE NOTED IN A PORTFOLIO'S POLICIES, THE VALUE OF THE UNDERLYING SECURITIES ON WHICH OPTIONS MAY BE WRITTEN AT ANY ONE TIME WILL NOT EXCEED 15% OF THE ASSETS OF THE PORTFOLIO. NOR WILL A PORTFOLIO PURCHASE PUT OR CALL OPTIONS IF THE AGGREGATE PREMIUMS PAID FOR SUCH OPTIONS WOULD EXCEED 5% OF ITS ASSETS AT THE TIME OF PURCHASE.

UNLESS OTHERWISE NOTED IN A PORTFOLIO'S POLICIES, NONE OF THE PORTFOLIOS PERMITTED TO INVEST IN THESE CONTRACTS WILL PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS ON FUTURES CONTRACTS IF IMMEDIATELY THEREAFTER THE AGGREGATE AMOUNT OF INITIAL MARGIN DEPOSITS ON ALL THE FUTURES POSITIONS OF THE PORTFOLIO AND PREMIUMS PAID ON OPTIONS ON FUTURES CONTRACTS WOULD EXCEED 5% OF THE MARKET VALUE OF THE ASSETS OF THE PORTFOLIO. SEE THE "INVESTMENT OBJECTIVES AND POLICIES" of the specific Portfolio and the SAI for a discussion of whether, and to what extent, the Portfolio may purchase these investments.

In general, a Portfolio will use futures and options primarily for hedging purposes, that is, in an attempt to reduce or control certain types of risks. There is no guarantee, however, that these transactions will be successful. In addition, these transactions may expose a Portfolio to risks related to counterparty creditworthiness, illiquidity, and increased expenses. A detailed discussion of these transactions and their risks appears in the SAI. None of the Portfolios currently expect to make significant use of these transactions, except to manage currency risk. See "Highlighted Risk Considerations, Foreign Transactions."

PORTFOLIO TURNOVER

Each Portfolio may purchase and sell securities without regard to the length of time the security has been held, and the frequency of Portfolio transactions (turnover rate) will vary from year to year, depending on market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. The Managers will weigh the potential benefits of any short-term trading against the higher transaction costs associated with a higher turnover rate.

It is anticipated that each Portfolio's annual turnover rate generally will not exceed 100% except for the Global Income Fund which may exceed 100% per year. The Global Income Fund's turnover rate of 181.61% in 1997 was primarily due to bond maturities, and the rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels.

Higher portfolio turnover rates generally increase transaction costs, which are Portfolio expenses, but would not create capital gains for investors because of the tax-deferred status of variable annuity and variable life insurance investments. Portfolio turnover rates for recent years are shown in the "Financial Highlights." More information is in the SAI.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

EACH PORTFOLIO MAY ENGAGE IN REPURCHASE TRANSACTIONS, IN WHICH THE PORTFOLIO PURCHASES A U.S. GOVERNMENT SECURITY SUBJECT TO RESALE TO A BANK OR DEALER AT A MUTUALLY AGREED UPON PRICE AND DATE. In a repurchase agreement, the Portfolio buys U.S. Government Securities from a bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Portfolio by a custodian bank approved by the Board of Trustees. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Portfolio may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Portfolio, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by the Managers.

Certain Portfolios authorized to do so may also enter into reverse repurchase agreements which may involve additional risks. See the SAI, "Common Investment Methods and Risks."

RESTRICTED AND ILLIQUID SECURITIES

It is a fundamental policy of the Portfolios to not invest more than 10% of their respective net assets in illiquid investments, except that the Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares and Value Funds may invest up to 15% in such investments. Illiquid investments include most repurchase agreements of more than seven days duration, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and "restricted securities," i.e., securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 ("1933 Act"). Such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act or to foreign securities which are offered or sold outside the United States where the Managers determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. For additional details, see the SAI.

The Board of Trustees has adopted guidelines and delegated to the Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. To the extent a Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in a Portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary, depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

"ROLLS"

Portfolios that may purchase Treasury securities may also enter into "U.S. Treasury rolls" in which the Portfolio sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the when-issued U.S. Treasury security. During the period prior to settlement date, the Portfolio continues to earn interest on the securities it is selling. It does not earn interest on the securities which it is purchasing until after the settlement date. Two potential advantages of such a strategy are 1) that the Portfolio can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension. The Portfolio could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, in that market conditions may have changed adversely. The Portfolio, however, intends to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Portfolios that may purchase mortgage-backed securities may enter into mortgage "dollar rolls"in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A Portfolio will not enter into any dollar rolls that are not covered rolls.

SMALL CAPITALIZATION ISSUERS

Certain Portfolios may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These are typically companies which have a market capitalization of less than $1 billion. Investing in securities of small companies may offer greater potential for capital appreciation since they are often overlooked by investors or undervalued in relation to their earnings power. Securities of unseasoned companies may present greater risks than securities of larger, more established companies. Small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative.

Historically, the small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of a portfolio which invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a portfolio that invests solely in larger capitalization stocks. For more information, refer to the "Small Cap Fund" description.

STRUCTURED NOTES

A structured note is a derivative instrument which entitles its holder to receive some portion of the principal or interest payments which would be due on a traditional debt obligation. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator ("benchmark"). The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events. Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections. The Board of Trustees will monitor the liquidity of structured notes and notes determined to be illiquid will be subject to a Portfolio's percentage limits on illiquid securities. If permitted by a Portfolio's investment policies, the Templeton Managers may occasionally invest under 5% of their respective Portfolio's assets in structured notes that are linked to a benchmark, on a non-leveraged, one-to-one basis.

TEMPORARY INVESTMENTS

In any period of market weakness or of uncertain market or economic conditions or while awaiting suitable investment opportunities, a Portfolio (other than the Money Fund) may establish a temporary defensive position. Such Portfolios may therefore invest up to 100% of their respective net assets in high quality Money Market Instruments or in, for example, U.S. Government Securities, bank obligations, and the highest quality commercial paper, as described above. The Rising Dividends Fund may also invest in short-term fixed-income securities. Any decision to make a substantial withdrawal for a sustained period of time, from a Portfolio's "defined" market(s) based on its investment objectives will be reviewed by the Board of Trustees.

The Asset Allocation, Developing Markets, Global Health Care, Global Income, Global Growth, Global Utility, International Equity, International Smaller Companies, Mutual Discovery, Mutual Shares, and Pacific Funds may also invest in non-U.S. currency and short-term instruments denominated in non-U.S. currencies for temporary defensive purposes. The Developing Markets and International Smaller Companies Funds may also invest in medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

It is not possible to predict with any certainty when or for how long a Portfolio will employ defensive strategies.

TRADE CLAIMS

Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as a Portfolio, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves.

If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debt issuer will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

WARRANTS

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date.

Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Portfolio does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

"WHEN-ISSUED" AND
"DELAYED DELIVERY" TRANSACTIONS

A Portfolio may purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis (in the case of GNMA Certificates, a "To-Be-Announced" basis). Such securities are subject to market fluctuations prior to delivery to the Portfolio and generally do not earn interest until their scheduled delivery date. When the Portfolio is the buyer in such transactions, it will segregate cash or liquid securities, having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objectives and policies, and not for the purpose of investment leverage. Nonetheless, purchases of securities on such basis may involve more risk than other types of purchases, for example, counterparty delivery risk. If the seller fails to complete the transaction, the Portfolio may miss a price or yield considered advantageous. See the SAI for additional information.

YEAR 2000


WHEN EVALUATING CURRENT AND POTENTIAL PORTFOLIO POSITIONS, YEAR 2000 IS ONLY ONE OF THE FACTORS THE PORTFOLIOS MANAGERS CONSIDER.

THE MANAGERS WILL RELY UPON PUBLIC FILINGS AND OTHER STATEMENTS MADE BY COMPANIES ABOUT THEIR YEAR 2000 READINESS. ISSUERS IN COUNTRIES OUTSIDE THE U.S., PARTICULARLY IN EMERGING MARKETS, MAY NOT BE REQUIRED TO MAKE THE SAME LEVEL OF DISCLOSURE ABOUT YEAR 2000 READINESS AS IS REQUIRED IN THE U.S. THE MANAGERS, OF COURSE, CANNOT AUDIT EACH COMPANY AND ITS MAJOR SUPPLIERS TO VERIFY THEIR YEAR 2000 READINESS.

If a company in which a Portfolio is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Portfolio's holdings will have a similar impact on the price of the Portfolio's shares. Please see "Year 2000 Problem" under "Management" for more information.


INVESTMENT RESTRICTIONS

Each Portfolio is subject to a number of additional investment restrictions, some of which are fundamental policies and, like the investment objective of each Portfolio, may be changed only with the approval of shareholders. For a list of these additional restrictions and more information concerning the policies discussed above, please see the SAI.

MANAGEMENT

TRUSTEES AND OFFICERS

THE BOARD. The Trust's Board of Trustees (the "Board") oversees the management of the Trust and elects its officers. The officers are responsible for each Portfolio's day-to-day operations.

MANAGERS

The Manager for all Portfolios of the Trust, except the Asset Allocation, Developing Markets, Global Growth, International Smaller Companies, Mutual
Discovery, Mutual Shares, Rising Dividends and Value Funds, is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Equity Fund, the Pacific Fund, and the Global Income Fund.

Franklin Advisory Services, Inc., One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07024 ("Franklin New Jersey") replaced Advisers as the Manager for the Rising Dividends Fund on July 1, 1996, and also is the Manager for the Value Fund. Advisers and Franklin New Jersey are both direct wholly owned subsidiaries of Franklin Resources, Inc. There is no change in the individuals primarily responsible for the day-to-day operations of the Portfolio, and the material terms of the Portfolio's management agreement with Franklin New Jersey, including fees, are the same as those of the prior management agreement with Advisers.


The Manager for the Mutual Discovery and the Mutual Shares Funds is Franklin Mutual Advisers, Inc. ("Franklin Mutual") 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078. Michael F. Price is Chairman of the Board of Directors of Franklin Mutual.


The Manager for the Asset Allocation and Global Growth Funds is Templeton Global Advisors Limited ("Templeton Nassau") Lyford Cay Nassau, N. P. Bahamas. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund.

The Manager for the Developing  Markets Fund is Templeton Asset  Management Ltd.
("Templeton   Singapore")  7  Temasek  Boulevard,   #38-03,  Suntec  Tower  One,
Singapore, 038987.

The Manager for the International Smaller Companies Fund is Templeton Florida.


Advisers, Franklin Mutual, Franklin New Jersey, Templeton Nassau, Templeton Singapore, and Templeton Florida may be referred to as the "Manager" or "Managers" throughout this prospectus and the SAI. The Managers also perform similar services for other portfolios. The Managers are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together the Managers and their affiliates manage over $208 billion in assets. The Templeton organization has been investing globally since 1940, with offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management and Other Services," "Policies Regarding Brokers Used on Securities Transactions" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Trust's Code of Ethics.


MANAGEMENT SERVICES AND FEES. The Managers manage each Portfolio's assets and make each Portfolio's investment decisions. Each Portfolio is obligated to pay a management fee for these services. Portfolio Administration fees may be paid directly by the Portfolio or indirectly by the Managers through the management fees. See "Portfolio Administrator," below.

During the fiscal year ended December 31, 1997, the management and Portfolio administration fees and total operating expenses, as a percentage of monthly net assets and before any advance waiver, for each Portfolio which operated throughout 1997+ were as follows:

                                    1997
                                    MANAGEMENT
                                    AND PORTFOLIO           1997 TOTAL
                                    ADMINISTRATION          OPERATING
PORTFOLIO(EXCEPT NEW PORTFOLIOS)    FEES                    EXPENSES

Asset Allocation Fund ..             .80%***                 .94%
Capital Growth Fund ....             .75%                    .77%
Developing Markets Fund             1.25%                   1.42%
Global Growth Fund .....             .83%                    .88%
Global Income Fund .....             .56%                    .62%
Global Utility Fund
 (formerly Utility Fund)             .47%                    .50%
Government Fund ........             .48%                    .50%
Growth and Income Fund               .47%                    .49%
High Income Fund .......             .50%                    .53%
Income Securities Fund .             .47%                    .50%
International Smaller
 Companies Fund ........            1.00%***                1.06%
International Equity Fund            .80%                    .89%
Natural Resources Fund
 (formerly Metals Fund)              .62%                     .69%
Money Fund* ............             .51%                    .53%
Mutual Shares Fund .....             .75%***                 .80%
Mutual Discovery Fund ..             .95%***                1.06%
Pacific Fund ...........             .92%                   1.03%
Real Estate Fund .......             .51%                    .54%
Rising Dividends Fund ..             .72%                    .74%
Small Cap Fund .........             .75%                    .77%
Zero Coupon Fund - 2000**            .60%                    .63%
Zero Coupon Fund - 2005**            .62%                    .65%
Zero Coupon Fund - 2010**            .62%                    .65%

+Since Class 2 shares are new, 1997 figures reflect expenses of Class 1 shares only. Class 2 shares have a Rule 12b-1 plan, which increases expenses. See "Purchase, Redemption and Exchange of Shares."
*Under an advance agreement by Advisers to limit its management fees, the Money Fund paid management and portfolio administration fees of 0.43% and total operating expenses of 0.45%. Advisers may end this arrangement at any time upon notice to the Board of Trustees.
**Under an agreement by Advisers to limit its management fees, each Zero Coupon Fund paid management and portfolio administration fees of 0.37% and total operating expenses of 0.40%. In addition, until at least December 31, 1998, Advisers has voluntarily agreed to keep the total expenses of each Zero Coupon Fund to a maximum of 0.40%.
*** Includes a 0.15% Administration Fee which is a direct expense of the Portflio. The Global Health Care Fund is obligated to pay Advisers a monthly fee computed at the annual rate of 0.60% of the Portfolio's average daily net assets up to and including $200 million, plus 0.50% of the value of average daily net assets over $200 million up to and including $1.3 billion, plus 0.40% of the value of average daily net assets over $1.3 billion. Under a management agreement with Franklin New Jersey, the Value Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.60% of the value of the Portfolio's average daily net assets up to and including $200 million, 0.50% of the value of the Portfolio's average daily net assets over $200 million up to and including $1.3 billion, and 0.40% of the value of the Portfolio's average daily net assets over $1.3 billion. The Global Health Care and Value Funds' management fees do not cover portfolio administration; these Portfolios pay separate portfolio administration fees. See "Portfolio Administrator" below.

In general, the fees which the Portfolios investing substantially in global securities are obligated to pay the Managers are higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies outside the U.S., and especially in developing markets countries which are not widely followed by professional analysts, requires the Managers to invest additional time and incur added expense in developing specialized resources, including research sources.

Please refer to the SAI for further details regarding management fees.

SUBADVISOR. Templeton Florida is paid a fee by Advisers with respect to the Global Income, International and Pacific Funds, and by Templeton Nassau with respect to the Asset Allocation Fund, based on a percentage of each Portfolio's average daily net assets. In all cases, Templeton Florida's fees are not a separate expense of the respective Portfolios but are paid by the Managers from the management fees they receive from their respective management agreements with the Portfolios. Templeton Florida will pay all expenses incurred by it in connection with its activities under the subadvisory agreements with the Managers, other than the cost of securities purchased for the Portfolios and brokerage commissions in connection with such purchases.

PORTFOLIO TRANSACTIONS. Each Manager tries to obtain the best execution on all transactions. If a Manager believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Portfolio shares, as well as shares of other portfolios in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "Brokerage Allocation" in the SAI for more information.


YEAR 2000 PROBLEM. The Portfolios' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the Portfolios' operations could be adversely affected if the computer systems used by the Managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the Portfolios' portfolio holdings and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Portfolios could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The Managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Portfolios' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Portfolios and their Managers may have no control.


PORTFOLIO ADMINISTRATOR

Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Boulevard, San Mateo, California 94404, provides certain administrative facilities and services for the Portfolios, including preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements.

FT Services is employed directly by the Asset Allocation, Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares and Value Funds, and through subcontracts by the Managers of all the other Portfolios.

Where FT Services is employed directly by a Portfolio, it receives a monthly fee equivalent on an annual basis to 0.15% of the average daily net assets of the Portfolio, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. Where it is employed through a subcontract with the Manager, the same fees schedule applies; however, its fees are not separate expenses of the Portfolio but are paid by the Manager from the management fees received from the Portfolio.

OPERATING EXPENSES. Each Portfolio pays its own operating expenses. These expenses include, but may not be limited to: the Managers' management fees; Portfolio administration fees where they are separate from the management fee; taxes, if any; custodian, legal, and auditing fees; the fees and expenses of trustees who are not members of, affiliated with or interested persons of the Managers; salaries of any personnel not affiliated with the Managers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Portfolio's net assets; printing and other expenses which are not expressly assumed by the Managers. Expenses incurred jointly by more than one Portfolio will be apportioned on a pro rata basis.

FEE WAIVERS AND EXPENSE REDUCTIONS. Advisers and FT Services have agreed in advance to waive or limit their management and portfolio administration fees and to assume at their own expense certain expenses otherwise payable by the Global Health Care Securities Fund and the Value Securities Fund so that through at least December 31, 1998, the total expenses of each portfolio's Class 1 shares do not exceed 1.00% of its average net assets.

DISTRIBUTOR

The Trust's principal underwriter is Franklin Templeton Distributors, Inc. ("Distributors"), 777 Mariners Island Boulevard, San Mateo, CA 94404.

DISTRIBUTION PLAN


Class 2 of each Portfolio has a distribution plan or "Rule 12b-1 Plan," under which it may pay Distributors, the Insurance Companies or others for activities primarily intended to sell Class 2 shares or Contracts funded by Class 2 shares. Payments made under a Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of contract owners or dealers and their representatives, and other distribution related expenses including a prorated portion of Distributors' or the Insurance
Companies'   overhead  expenses   attributable  to  the  distribution  of  these
Contracts. Payments made under a Plan may also be used to pay Insurance Companies, dealers or others for, among other things, services fees as defined under National Association of Securities Dealers, Inc. rules, furnishing personal services or such other enhanced services as a Portfolio or a Contract may require, or maintaining customer accounts and records. While the maximum amount payable under each Portfolio's Class 2 Rule 12b-1 Plan is 0.35% per year of Class 2's average daily net assets, the Board has set the current rate at 0.30% per year. Please see the SAI for additional information.


PORTFOLIO OPERATIONS

The following persons are primarily responsible for the day-to-day management of each Portfolio, other than the Money Fund.

CAPITAL GROWTH FUND
Conrad B. Herrmann
Kevin Carrington
Vivian J. Palmieri

GLOBAL HEALTH CARE SECURITIES FUND
Kurt von Emster
Evan McCulloch
Rupert H. Johnson, Jr.

GLOBAL UTILITIES SECURITIES FUND
(FORMERLY UTILITY EQUITY FUND)
Sally Edwards-Haff
Ian Link

GROWTH AND INCOME FUND
Frank Felicelli
Kent Shepherd

HIGH INCOME FUND
Jeff Holbrook
Chris Molumphy
R. Martin Wiskemann

INCOME SECURITIES FUND
Charles B. Johnson
Matthew F. Avery
Frederick G. Fromm

MUTUAL DISCOVERY SECURITIES FUND
Peter A. Langerman
Robert L. Friedman
David E. Marcus

MUTUAL SHARES SECURITIES FUND
Peter A. Langerman
Robert L. Friedman
Lawrence N. Sondike
David E. Marcus

NATURAL RESOURCES SECURITIES FUND
(FORMERLY PRECIOUS METALS FUND)
Suzanne Willoughby Killea
Ed Perks

REAL ESTATE SECURITIES FUND
Matthew F. Avery
Douglas Barton

RISING DIVIDENDS FUND
Donald G. Taylor
William Lippman
Bruce C. Baughman
Gerard P. Sullivan
Margaret McGee

SMALL CAP FUND
Edward B. Jamieson
Michael McCarthy
Aidan O'Connell

TEMPLETON DEVELOPING MARKETS EQUITY FUND
J. Mark Mobius, Ph.D.
H. Allan Lam
Tom Wu
Dennis Lim
Eddie Chow
Tek-Khoan Ong

TEMPLETON GLOBAL ASSET ALLOCATION FUND
Dale Winner
Thomas J. Dickson
Jeffrey A. Everett
Sean Farrington

TEMPLETON GLOBAL GROWTH FUND
Sean Farrington
Jeffrey A. Everett
Mark G. Holowesko

TEMPLETON GLOBAL INCOME SECURITIES FUND
Thomas J. Dickson
Neil S. Devlin

TEMPLETON INTERNATIONAL EQUITY FUND
Howard J. Leonard
Mark Beveridge
William Howard

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Simon Rudolph
Peter Nori
Juan J. Benito

TEMPLETON PACIFIC GROWTH FUND
William T. Howard
Mark Beveridge
Gary Clemons

U.S. GOVERNMENT SECURITIES FUND
Jack Lemein
David Capurro
Roger Bayston
Tony Coffey

VALUE SECURITIES FUND
William Lippman
Gerard P. Sullivan
Bruce C. Baughman
Margaret McGee
Zero Coupon Funds
David Capurro
Jack Lemein
Tony Coffey

BIOGRAPHICAL INFORMATION

Matthew F. Avery
Senior Vice President
Franklin Advisers, Inc.

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987. Mr. Avery has managed the Income Securities Fund and the Real Estate Fund from inception.

Douglas Barton
Vice President
Franklin Advisers, Inc.

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton has been with the Franklin Templeton Group since July 1988 and has managed the Real Estate Fund from May 1998.

Bruce C. Baughman
Senior Vice President
Franklin Advisory Services, Inc.

Mr. Baughman holds a Master of Science degree in Accounting from New York University. He earned his Bachelor of Arts degree from Stanford University. Mr. Baughman has been with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund and the Value Fund from inception.

Roger Bayston
Portfolio Manager
Franklin Advisers, Inc.

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. Mr. Bayston has been with the Franklin Templeton Group since 1991. Mr. Bayston has managed the Government Fund since 1993.

Juan J. Benito
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Benito holds a Master of Business Administration degree from the Harvard Business School. He earned his MS/BS in Engineering from the Polytechnical University of Valencia, Spain. Before joining the Franklin Templeton Group in 1996, Mr. Benito was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm in Cambridge, Massachusetts. Mr. Benito has managed the International Smaller Companies Fund since 1997.

Mark R. Beveridge
Senior Vice President
Templeton Investment Counsel Inc.

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in Finance from the University of Miami. He has been with the Franklin Templeton Group since 1985 and has managed the International Equity and Pacific Funds since 1994, and the International Smaller Companies Fund from inception.

David Capurro
Vice President
Franklin Advisers, Inc.

Mr. Capurro holds a Master of Business Administration degree in Finance from California State University at Hayward. He earned his Bachelor of Science degree in business administration at California State University at Hayward. Mr. Capurro has been with the Franklin Templeton Group since 1983 and has managed the Government Fund and the Zero Coupon Funds from inception.

Kevin Carrington
Portfolio Manager
Franklin Advisers, Inc.

Mr. Carrington is a Charter Financial Analyst and holds a Bachelor of Science degree in Business Administration from California State University at Chico. He has been with the Franklin Templeton Group since 1992 and has managed the Capital Growth Fund from inception.

Eddie Chow
Investment Analyst
Templeton Asset Management Ltd.

Mr. Chow holds a Master of Business Administration degree from the University of Wisconsin-Milwaukee. Before joining the Franklin Templeton Group in 1994, he worked for many years in the finance and banking industry. He has managed the Developing Markets Fund since 1996.

Gary Clemons
Senior Vice President
Templeton Investment Counsel Inc.

Mr. Clemons holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He has been with the Franklin Templeton Group since 1990 and has managed the Pacific Fund since 1994, and the International Smaller Companies Fund from inception.

T. Anthony Coffey
Portfolio Manager
Franklin Advisers, Inc.

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Arts degree from Harvard University. Prior to joining Franklin, Mr. Coffey was an associate with the Analysis Group. He is a member of several securities industry committees and associations and has been with the Franklin Templeton Group since 1989. He has managed the Zero Coupon Funds since 1989, and the Government Fund since 1996.

Neil S. Devlin
Chief Investment Officer and
Executive Vice President
of Templeton Global Bond Managers, a division of Templeton Investment Counsel Inc.

Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University and is a Chartered Financial Analyst. Before joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and a bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England. He has managed the Global Income Fund since 1993.

Thomas J. Dickson
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Dickson received his Bachelor of Science degree in Managerial Economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992. He has managed the Global Income Fund since 1994, and the Asset Allocation Fund from inception.

Jeffrey A. Everett
Executive Vice President
Templeton Global Advisors Limited

Mr. Everett is a Chartered Financial Analyst and holds a Bachelor of Science degree in Finance from Pennsylvania State University. Prior to joining Templeton, he was an Investment Officer at First Pennsylvania Corporation and a research coordinator for Centre Square Investment Group. He has been with the Franklin Templeton Group since 1990 and has managed the Global Growth Fund and the Asset Allocation Fund from inception.

Sally Edwards-Haff
Senior Vice President
Franklin Advisers, Inc.

Ms. Edwards-Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Santa Barbara. Ms.
Edwards-Haff is a member of several securities industry committees and associations. She has been with the Franklin Templeton Group since 1986 and has managed the Global Utility Fund (formerly the "Utility Fund") since 1990.

Sean Farrington
Vice President
Templeton Global Advisors Limited

Mr. Farrington, a Chartered Financial Analyst, has a Bachelor of Arts degree in Economics from Harvard University. He is a member of a securities association. He has been with the Templeton organization since 1991. He has managed the Global Growth Fund since 1995, and the Asset Allocation Fund from inception.

Frank Felicelli, CFA
Senior Vice President
Franklin Advisers, Inc.

Mr. Felicelli, a Chartered Financial Analyst, has a Master in Business Administration from Golden Gate University and a Bachelor of Arts degree in Economics from the University of Illinois. He is a member of several securities industry-related committees and associations. Mr. Felicelli has been in the industry since 1980 and with the Franklin Templeton Group since 1986. He has managed the Growth and Income Fund since 1995.

Robert L. Friedman
Chief Investment Officer and Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Friedman has a Bachelor of Arts degree in Humanities from the John Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Before November 1996, Mr. Friedman was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery Fund and Mutual Shares Fund from inception.

Frederick G. Fromm
Vice President
Franklin Advisers, Inc.

Mr. Fromm holds a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. He has been with the Franklin Templeton Group since 1992 and has managed the Income Securities Fund since January 1998.

Conrad B. Herrmann, CFA
Vice President
Franklin Advisers, Inc.

Mr. Herrmann holds a Master of Business Administration degree from Harvard University and a Bachelor of Arts degree from Brown University. Mr. Herrmann, a Chartered Financial Analyst, has been with the Franklin Templeton Group since 1989. He has managed the Capital Growth Fund from inception.

Jeff Holbrook
Portfolio Manager
Franklin Advisers, Inc.

Mr. Holbrook is a Chartered Financial Analyst and holds a Master of Business Administration degree in Finance from University of Chicago and a Bachelor of Science degree from Brigham Young University. Mr. Holbrook has been with the Franklin Templeton Group since July 1992. Mr. Holbrook is a member of several securities industry-related associations. He has managed the High Income Fund since 1997.

Mark G. Holowesko
Director of Global Equity Research
Templeton Worldwide, Inc. and
President
Templeton Global Advisors Limited.

Mr. Holowesko is a Chartered Financial Analyst and Chartered Investment Counselor. He holds a Master of Business Administration degree from Babson College in Worcester, Massachusetts and a Bachelor of Arts degree in Economics from the College of The Holy Cross, also in Worcester, Massachusetts. He is a member of several securities industry associations. Mr. Holowesko has been with the Franklin Templeton Group since 1985 and has managed the Global Growth Fund from inception.

William T. Howard, Jr.
Senior Vice President
Templeton Investment Counsel, Inc.

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Before joining the Templeton Group in 1993, Mr. Howard was the international portfolio manager and analyst with the State of Tennessee Consolidated Retirement System. He has managed the Pacific Fund since 1993.

Edward B. Jamieson
Executive Vice President
Franklin Advisers, Inc.

Mr. Jamieson holds a Masters degree in Accounting and Finance from the University of Chicago Graduate School of Business and a Bachelor of Arts degree from Bucknell University. He has been with the Franklin Templeton Group since 1987 and has managed the Small Cap Fund from inception.

Charles B. Johnson
Chairman of the Board and Director
Franklin Advisers, Inc., Franklin Advisory Services and Franklin Investment Advisory Services, Inc.

Mr. Johnson holds a Bachelor of Arts degree in Economics and Political Science from Yale University. He has been with the Franklin Templeton Group since 1957. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Income Securities Fund from inception.

Rupert H. Johnson, Jr.
President
Franklin Advisers, Inc.
Senior Vice President
Franklin Advisory Services and Franklin Investment Advisory Services, Inc.

Mr. Johnson is a graduate of Washington and Lee University. He has been with the Franklin Templeton Group since 1965 and prior thereto was an officer with the U.S. Marine Corps. Mr. Johnson has managed the Global Health Care Securities Fund from inception.

Suzanne Willoughby Killea
Vice President
Franklin Advisers, Inc.

Ms. Killea holds a Master of Business Administration degree from Stanford University, and a Bachelor of Arts degree from Princeton University. Ms. Killea has been with the Franklin Templeton Group since 1991. Ms. Killea has managed the Natural Resources Fund since 1994.

H. Allan Lam
Vice President
Templeton Investment Management
(Hong Kong) Limited.

Mr. Lam holds a Bachelors of Arts degree in Accounting from Rutgers University. He has had extensive auditing experience with Deloitte Touche & Tohmatsu and KPMG Peat Marwick. He has been with the Franklin Templeton Group since 1987 and has managed the Developing Markets Fund from inception.

Peter A. Langerman
Senior Vice President and Chief Operating Officer
Franklin Mutual Advisers, Inc.

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Before November 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery Fund and the Mutual Shares Fund from inception.

Jack Lemein
Executive Vice President
Franklin Advisers, Inc.

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. Mr. Lemein has been in the securities industry since 1967. He is a member of several securities industry-related committees and associations. Mr. Lemein has been with the Franklin Templeton Group since 1984 and has managed the Government Fund and the Zero Coupon Funds from inception.

Howard J. Leonard
Executive Vice President
Templeton Investment Counsel, Inc.

Mr. Leonard is a Chartered Financial Analyst and holds a bachelor of business administration degree in Finance and Economics from Temple University. Before joining the Franklin Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank. Mr. Leonard has managed the International Equity Fund since 1997.

Dennis Lim
Vice President
Templeton Asset Management Ltd.

Mr. Lim holds a Master of Science degree in Management (Finance Analysis), from the University of Wisconsin-Milwaukee, (Beta Gamma Sigma, Delta Chapter of Wisconsin). He earned a Bachelor of Science degree in Building Engineering from the National University of Singapore. Prior to joining the Franklin Templeton Group, in 1990, he worked for the Government of Singapore's Ministry of National Development. He has managed the Developing Markets Fund since 1996.

Ian Link
Vice President
Franklin Advisers, Inc.

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from the University of California at Davis. He is a member of several securities industry-related committees and associations. Mr. Link has been with the Franklin Templeton Group since 1989, and has managed the Global Utility Fund (formerly the Utility Fund) since March 1995.

William Lippman
President
Franklin Advisory Services, Inc.

Mr. Lippman holds a Master of Business Administration degree from the Graduate School of Business Administration of New York University. He earned his Bachelor of Science degree in Business Administration from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund and the Value Fund from inception.

David E. Marcus
Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Marcus holds a Bachelor of Science in Business Administration/Finance from Northeastern University. Before November 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996 and has managed the Mutual Discovery Fund and the Mutual Shares Fund since March 1998.

Michael McCarthy
Vice President
Franklin Advisers, Inc.

Mr. McCarthy holds a Bachelor of Arts degree in History from the University of California at Los Angeles. He has been with the Franklin Templeton Group since 1992 and has managed the Small Cap Fund from inception.

Evan McCulloch
Vice President
Franklin Advisers, Inc.

Mr. McCulloch holds a Bachelor of Science degree in Economics from the University of California at Berkeley. He has been with the Franklin Templeton Group since 1992. Mr. McCulloch has managed the Global Health Care Fund from inception.

Margaret McGee
Vice President
Franklin Advisory Services, Inc.

Ms. McGee holds a Bachelor of Arts degree from William Paterson College. She has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988. She has managed the Rising Dividends Fund and the Value Fund from inception.

J. Mark Mobius, Ph.D.
Managing Director and Portfolio Manager
Templeton Asset Management Ltd.

Dr. Mobius holds a Doctor of Philosophy degree in Economics and Political Science from the Massachusetts Institute of Technology. He earned his Bachelor's and Master's degrees from Boston University. He is a member of several industry-related associations. Dr. Mobius joined the Franklin Templeton Group in 1987 and has managed the Developing Markets Fund from inception.

Chris Molumphy
Senior Vice President
Franklin Advisers, Inc.

Mr. Molumphy is a Chartered Financial Analyst and holds a Master of Business Administration degree in Finance from the University of Chicago. He earned his Bachelor of Arts degree in economics from Stanford University. Mr. Molumphy is a member of several securities industry associations. He has been with the Franklin Templeton Group since 1988 and has managed the High Income Fund from inception.

Peter A. Nori
Vice President
Templeton Investment Counsel, Inc.

Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in Finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined Franklin portfolio research in 1990 as an equity analyst. In 1994, Mr. Nori joined the Templeton organization. He has managed the International Smaller Companies Fund since 1997.

Aidan O'Connell
Portfolio Manager
Franklin Advisers, Inc.

Mr. O'Connell holds a Master of Business Administration degree in Finance from the University of Pennsylvania, a Master of Arts degree in International Relations from Johns Hopkins University and a Bachelor of Arts degree from Dartmouth College. Before joining the Franklin Templeton Group in May 1998, Mr. O'Connell was at Hambrecht & Quist (1991-1997). Mr. O'Connell has managed the Small Cap Fund since September 1998.

Tek-Khoan Ong
Portfolio Manager
Templeton Asset Management Ltd.

Mr. Ong holds a Masters of Business Administration degree from the Wharton School, University of Pennsylvania, graduating with distinction and on the director's list. He earned a Masters of Science degree in Computing Science and a Bachelor of Science degree in Civil Engineering, with honors, both from Imperial College, University of London, UK. Before joining the Franklin Templeton Group in 1993, he worked for the Monetary Authority of Singapore (Singapore's central bank) for five years. He has managed the Developing Markets Fund since 1996.

Vivian J. Palmieri
Vice President
Franklin Advisers, Inc.

Mr. Palmieri holds a Bachelor of Arts degree in Economics from Williams College. He has been with the Franklin Templeton Group since 1965 and has managed the Capital Growth Fund from inception.

Edward D. Perks
Vice President
Franklin Advisers, Inc.

Mr. Perks holds a Bachelor of Arts in Economics and Political Science from Yale University. Mr. Perks has been with the Franklin Templeton Group since October 1992 and has managed the Natural Resources Fund since 1997.

Simon Rudolph
Vice President
Templeton Investment Counsel, Inc.

Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in Economic History from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley. Mr. Rudolph has managed the International Smaller Companies Fund since 1997.

Kent P. Shepherd
Vice President
Franklin Advisers, Inc.

Mr. Shepherd holds undergraduate degrees in Economics and Political Science from Northwestern University and an MBA in International Finance from UCLA. In addition, Mr. Shepherd is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Shepherd has been with the Franklin Templeton Group since 1991. and has managed the Growth and Income Fund since August 1998.

Lawrence N. Sondike
Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Before November 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual. He has been with the Franklin Templeton Group since November 1996, and has managed the Mutual Shares Fund from inception.

Gerard P. Sullivan
Senior Vice President
Franklin Advisory Services, Inc.

Mr. Sullivan holds a Master of Business Administration in Finance and Accounting from the Columbia Graduate School of Business and a Bachelor of Arts degree in Political Science from Columbia University. Before joining the Franklin Templeton Group, he was a Portfolio Manager for SunAmerica Asset Management from February 1995 to February 1998 and prior to that he was a Portfolio Manager for Texas Commerce Investment Management & Co. from July 1993 to February 1995. Mr. Sullivan has managed the Rising Dividends Fund since March 1998 and the Value Securities Fund from inception.

Donald G. Taylor
Senior Vice President
Franklin Advisory Services, Inc.

Mr. Taylor holds a Bachelor of Science degree in Economics from the University of Pennsylvania - the Wharton School. Mr. Taylor has been with the Franklin Templeton Group since June 1996. Before 1996 Mr. Taylor was a portfolio manager for Fidelity Management & Research Co. Mr. Taylor has managed the Rising Dividends Fund since 1996.

Kurt von Emster
Vice President
Franklin Advisers, Inc.

Mr. von Emster is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. He has been with the Franklin Templeton Group since 1989. Mr. von Emster has managed the Global Health Care Fund from inception.

Dale A. Winner
Portfolio Manager
Templeton Global Advisors Limited

Mr. Winner received his LLB from Reading University, England and has successfully completed a Level III Chartered Financial Analyst examination. Prior to joining the Franklin Templeton Group in 1995, Mr. Winner was a Trust Officer at J.P. Morgan, Bahamas for two years and before that he was a credit analyst at Mitsui Trust, London for 5 years. He has managed the Asset Allocation Fund since 1997.

R. Martin Wiskemann
Executive Vice President
Franklin Advisers, Inc.

Mr. Wiskemann holds a degree in Business Administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities business for more than 30 years, managing mutual fund equity and fixed-income portfolios, and private investment accounts. He is a member of several securities industry associations. He has been with the Franklin Templeton Group since 1972 and has managed the High Income Fund from inception.

Tom Wu
Director
Templeton Asset Management Ltd.


Mr. Wu holds a Master of Business Administration degree from the University of Oregon. He earned a Bachelor of Social Science Degree in Economics from the University of Hong Kong. Before joining the Franklin Templeton Group in 1987, he was a stockbroker at Vickers da Costa Hong Kong Ltd. He has managed the Developing Markets Fund from inception.

PURCHASE, REDEMPTION, AND EXCHANGE OF SHARES

PURCHASES OF SHARES

As noted in the Introduction, shares of each Portfolio are currently sold only to the Variable Accounts of the Insurance Companies, to fund the benefits under their Policies.

The Trust serves as an investment vehicle for both variable annuity and variable life insurance contracts. Therefore, the Trust's Board monitors events in order to identify any material conflicts between variable annuity contract owners and variable life contract owners and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Portfolio due to differences in tax treatment, the management of investments, or other considerations. If such a conflict were to occur, one of the Variable Accounts might withdraw its investment in a Portfolio. This might force the Portfolio to sell portfolio securities at disadvantageous prices.

The applicable Insurance Company Variable Account purchases shares of each Portfolio using purchase payments allocated to one or more of the Contract Sub-Accounts of each Variable Account, as selected by the Contract Owners. Shares are purchased by the Variable Accounts at the net asset value of each respective Portfolio next determined after the Portfolio receives the purchase payment in good order and are credited to each Contract Sub-Account in the form of full and fractional shares (rounded to the nearest 1/1000 of a share).

The Portfolios do not issue share certificates. Initial and subsequent payments allocated to a specific Portfolio are subject to the limits applicable in the Contracts issued by the Insurance Company.

REDEMPTIONS OF SHARES

Each Insurance Company redeems shares of the applicable Portfolio to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Portfolios are open for business (each day the New York Stock Exchange is open) and are effected at the Portfolio's net asset value next determined after the Portfolio receives the appropriate order from the Variable Accounts.

Payment for redeemed shares will be made within seven days after receipt of the redemption order in proper form. However, under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law. Redemptions are taxable events, and the amount received upon redemption of the shares of any of the Portfolios may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets constituting the investments of that Portfolio.

If a substantial portion of any Portfolio's shares should be redeemed within a short period, the Portfolio might have to liquidate portfolio securities it might otherwise hold and also incur the additional costs related to such transactions.

EXCHANGES OF SHARES

Currently, Class 2 Shares of any one Portfolio may be exchanged for Class 2 shares of any other Portfolios in the Trust, all of which are described in this prospectus, subject to the terms of the applicable Contract prospectus. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset value per share of the class of each Portfolio on the date of the exchange. Please refer to the Insurance Companies' Contract prospectuses for more information concerning exchanges.

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Managers' judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Accounts under common ownership or control may be aggregated for purposes of the transfer limits. Investors should consult the Variable Account prospectus of the specific insurance product that accompanies this Trust prospectus for information on other specific limitations on the transfer privilege.

The Trust reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Insurance Companies.

INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio normally intends to pay annual dividends on its Class 1 and Class 2 shares representing substantially all of its net investment income attributable to its Class 1 and Class 2 shares and to distribute annually any net realized capital gains attributable to its Class 1 and Class 2 shares. Dividends and capital gains are calculated and distributed the same way for each Portfolio and each class of shares, except for the Money Fund. The Money Fund declares a dividend each day the Portfolio's net asset value is calculated, equal to all of its daily net income, payable to the appropriate Sub-Account of the Variable Account as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Portfolio's net income. The amount of any income dividends per share will differ for each class, however, generally due to the difference in the applicable Rule 12b-1 fees. Class 1 shares are not subject to Rule 12b-1 fees.

Any distributions made by a Portfolio will be automatically reinvested in additional shares of the same class of the Portfolio, unless an election is made on behalf of a shareholder to receive distributions in cash. Dividends or distributions by the Portfolios will reduce the per share net asset value by the per share amount so paid.

DETERMINATION OF NET ASSET VALUE


The net asset value per share of each class of a Portfolio is determined as of the close of the New York Stock Exchange normally 4:00 p.m., Eastern time. The net asset value of all outstanding shares of each class of a Portfolio is calculated on a pro rata basis. It is based on each class' proportionate participation in a Portfolio, determined by the value of the shares of each class. Class 2 shares will bear the rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate the net asset value per share of each class, the assets of each class are valued and totaled, liabilities of the class are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding.


The assets in each Portfolio are valued as described under "Additional Information Regarding Valuation and Redemption of Shares of a Portfolio" in the SAI.

TAX CONSIDERATIONS

Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Portfolio will not be subject to federal income taxes.

In order to ensure that individuals holding the Policies whose assets are invested in a Portfolio will not be subject to federal income tax on distributions made by the Portfolio prior to the receipt of payments under the Policies, each Portfolio intends to comply with the additional requirements of
Section 817(h) of the Code relating to diversification of its assets.

The Portfolios are not subject to any federal excise tax on undistributed income because their shares are held exclusively by segregated asset accounts of an insurance company in connection with variable contracts.

Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company (a "PFIC") may subject a Portfolio to an income tax and interest charge with respect to such investments. To the extent possible, the Portfolio will avoid such treatment by not investing in known PFIC securities or by adopting other strategies for any PFIC securities it does purchase.

Foreign exchange gains and losses realized by the Portfolios in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt obligations, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Portfolios' income or loss from such transactions and, in turn, its distributions to shareholders.

The Natural Resources Fund's ability to invest in gold bullion will be limited by the requirements for qualification as a regulated investment company. For example, no more than 10% of the Portfolio's annual gross income may be derived from income from nonqualifying sources, including gain from the disposition of gold bullion or gold derivative instruments.

Holders of Policies under which assets are invested in the Trust should refer to the prospectus for the Policies for information regarding the tax aspects of ownership of such Policies.

HOW THE TRUST MEASURES PERFORMANCE

Advertisements, sales literature, hypothetical personalized illustrations, and communications with Contract Owners and others may cite the performance of either class of a Portfolio calculated on a total return, current yield or current distribution rate basis. Total return figures show the change in value of a hypothetical past investment as a percentage of the investment, assuming any dividends and capital gains are reinvested. Total return figures will indicate the time periods used, whether figures are cumulative or annualized and whether the effects of sales charges are included. Current yield for each Portfolio (except the Money Fund) shows the an annualization of income per share earned by that Portfolio over a recent 30 day period, and is shown as a percentage of the investment. The current distribution rate for a Portfolio (other than the Money Fund) is usually computed by annualizing the dividends paid per share during the most recent preceding fiscal quarter and dividing that amount by the net asset value at the end of the period. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by each Portfolio. Performance data will include uniformly computed performance figures for comparative purposes.

From time to time, the Money Fund may advertise its current and effective yield. The Money Fund's current yield refers to an annualization of the income generated by an investment over a stated seven-day period, and is shown as a percentage of the investment. The Money Fund's effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The investment results for each class of each Portfolio will vary. Performance figures are always based on past performance and do not indicate future results. Hypothetical performance information may also be prepared for sales literature or advertisements. For a description of the methods used to calculate performance for the Portfolios, see "Performance Information" in the SAI.

For additional information, see the SAI "How the Trust Measures Performance" and the appropriate insurance company separate account prospectus and SAI.

GENERAL INFORMATION

REPORTS

The Trust's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Trust at the telephone number or address set forth on the cover page of this prospectus.

TRANSFER AGENT

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, a wholly-owned subsidiary of Franklin Resources, Inc. and a transfer agent maintains shareholder records, processes purchases and redemptions of each Portfolio's shares, and serves as each Portfolio's dividend-paying agent.

TRUST ORGANIZATION, VOTING PRIVILEGES AND OTHER RIGHTS

The Trust, an open-end management investment company, commonly called a mutual fund, was organized as a Massachusetts business trust and is registered with the SEC. The Trust currently offers two classes of shares of each Portfolio: Class 1 and Class 2. All shares purchased before the initial offering of Class 2 shares of a Portfolio on December 28, 1998 are considered Class 1 shares. After that date. all shares will be designated either Class 1 or Class 2.Class 2 shares have a Rule 12b-1 distribution plan and are subject to fees of 0.30% per year of Class 2's average daily net assets which will affect the performance of Class 2 shares. Class 1 shares do not bear any Rule 12b-1 fees. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of a Portfolio and have the same voting and other rights and preferences as shares of any other class of the Portfolio for matters that affect the Portfolio as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a Portfolio have the same voting and other rights and preferences as shares of the other classes and Portfolios of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the Trustees. If this happens, holders of the remaining shares voting will not be able to elect any Trustees.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting, however, for matters requiring shareholder approval. A meeting may also be called by the trustees, at their discretion, or by shareholders holding at least 10% of the outstanding shares of any Portfolio for the purpose of voting upon the election or of the removal of a trustee. In certain circumstances, the Trust is required to help a shareholder communicate with other shareholders in about the removal of a Trustee. For information regarding voting privileges of Contract Owners, see the accompanying insurance company separate account prospectus, under "Voting Privileges."

APPENDIX

DESCRIPTION OF BOND RATINGS*

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: +Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A"for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.





FRANKLIN VALUEMARK FUNDS
STATEMENT OFADDITIONAL INFORMATION
DECEMBER 28, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/342-3863


CONTENTS                          PAGE

INTRODUCTION

PORTFOLIO INVESTMENT
OBJECTIVES AND POLICIES
HIGHLIGHTED RISK CONSIDERATIONS
 Foreign Securities
 Currency Management Techniques
 Zero Coupon Funds - Special Considerations
INVESTMENT METHODS AND RISKS
 COMMON TO MORE THAN ONE PORTFOLIO
 Convertible Securities
 Illiquid Securities
 Interest Rate Swaps
 Inverse Floaters
 Mortgage and Asset-Backed Securities
 Municipal Securities
 Options and Futures
 Portfolio Turnover
 Real Estate Fund
 Repurchase Agreements
 Reverse Repurchase Agreements
 Short Sales
 When-Issued Securities
FUNDAMENTAL INVESTMENT
 RESTRICTIONS
NON-FUNDAMENTAL INVESTMENT
 RESTRICTIONS
OFFICERS AND TRUSTEES
INVESTMENT MANAGEMENT AND
 OTHER SERVICES
 Fund Administrator
 Transfer Agent
 Custodians
 Independent Auditors
 Research Services
POLICIES REGARDING BROKERS
 USED ON SECURITIES
TRANSACTIONS
THE TRUST'S UNDERWRITER
 Class 2 Distribution Plans
ADDITIONAL INFORMATION
 REGARDING VALUATION AND
 REDEMPTION OF SHARES OF
THE PORTFOLIOS
 Calculation of Net Asset Value
 Portfolios Other than
 Money Fund
 Money Market Fund
ADDITIONAL INFORMATION
 Additional Information
  Regarding Taxation
 How the Trust Measures
 Performance
 Miscellaneous Information
 Portfolio Similarity
FINANCIAL STATEMENTS


A  prospectus  for the Class 1 shares of the  Portfolios  of Franklin  Valuemark
Funds (the "Trust"), dated May 1, 1998, or for the Class 2 shares of the Portfolios of the Trust, dated December 28, 1998, each of which may be amended or supplemented from time to time, contains the basic information you should know before investing in any Portfolio. For a free copy call 1-800/342-3863.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO, AND IN MORE DETAIL THAN SET FORTH IN, THE PROSPECTUS FOR EACH CLASS OF THE PORTFOLIOS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND THE PORTFOLIOS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.



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MUTUAL     FUNDS,     ANNUITIES,      AND     OTHER     INVESTMENT     PRODUCTS:
-------------------------------------------------------------------------------
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ARE NOT FEDERALLY  INSURED BY THE FEDERAL  DEPOSIT  INSURANCE  CORPORATION,  THE
FEDERAL   RESERVE   BOARD,   OR  ANY  OTHER  AGENCY  OF  THE  U.S.   GOVERNMENT;
-------------------------------------------------------------------------------
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ARE NOT  DEPOSITS OR  OBLIGATIONS  OF, OR  GUARANTEED  OR ENDORSED BY, ANY BANK;
-------------------------------------------------------------------------------
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ARE SUBJECT TO  INVESTMENT  RISKS,  INCLUDING  THE POSSIBLE  LOSS OF  PRINCIPAL.
-------------------------------------------------------------------------------

INTRODUCTION

The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988, and is registered with the Securities and Exchange Commission ("SEC"). Shares of the Trust are currently sold only to the separate accounts (the "Variable Accounts") of Allianz Life Insurance Company of North America, or its wholly owned subsidiary Preferred Life Insurance Company of New York, or their affiliates ("Insurance Companies") to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies. The Variable Accounts are divided into sub-accounts (the "Contract Sub-Accounts"), each of which will invest in one of the Portfolios, as directed within the limitations described in the appropriate Contracts, by the owners of the respective Contracts issued by the Insurance Companies (collectively the "Contract Owners"). The Trust issues two classes of shares of beneficial interest for each of its twenty-five (25) series, Class 1 and Class 2 of: Money Market Fund, Growth and Income Fund, Natural Resources Securities Fund, Real Estate Securities Fund, Global Utilities Securities Fund, High Income Fund, Templeton Global Income Securities Fund, Income Securities Fund, U.S. Government Securities Fund, Zero Coupon Fund - 2000, Zero Coupon Fund - 2005, Zero Coupon Fund - 2010, Rising Dividends Fund, Templeton Pacific Growth Fund, Templeton International Equity Fund, Templeton Developing Markets Equity Fund, Templeton Global Growth Fund, Templeton Global Asset Allocation Fund, Small Cap Fund, Capital Growth Fund, Templeton International Smaller Companies Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Global Health Care Securities Fund and Value Securities Fund. Each Portfolio maintains a totally separate and distinct investment portfolio. Some of the Portfolios or classes may not be available in connection with a particular Contract or in a particular state. Contract owners should consult the insurance product prospectus accompanying the Trust prospectus which describes the specific Contract or the appropriate Insurance Company for information on available Portfolios and any applicable limitations with respect to a separate account's investments in the Portfolios.

PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies, all of which are described more completely in the Trust's prospectus. There can be no assurance that any of the Portfolios will achieve their investment objective or objectives. Investors should not consider any one Portfolio alone to be a complete investment program and should evaluate each Portfolio in relation to their personal financial situation, goals, and tolerance for risk. All of the Portfolios are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the portfolio composition of the Portfolio in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Portfolios.

SUMMARY OF PORTFOLIO OBJECTIVES

PORTFOLIO SEEKING STABILITY OF PRINCIPAL AND INCOME

MONEY MARKET FUND ("Money Fund")1 seeks high current income, consistent with capital preservation and liquidity. The Portfolio will pursue its objective by investing exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE PORTFOLIO ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH NO ASSURANCES CAN BE GIVEN THAT THE PORTFOLIO WILL BE ABLE TO DO SO.

PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND2 seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

TEMPLETON GLOBAL INCOME SECURITIES ("Global Income Fund")1 seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in lower rated debt obligations (commonly referred to as "junk bonds"), and related currency transactions. Investing in a non-diversified portfolio of global securities including those of developing markets issuers involves increased susceptibility to the special risks associated with foreign investing. Prior to May 1, 1996 the Portfolio was known as the Global Income Fund.

U.S. GOVERNMENT SECURITIES FUND ("Government Fund") seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

ZERO COUPON FUNDS, 2000, 2005, 2010, seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest-paying securities of similar maturities. The Portfolios may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date.

PORTFOLIOS SEEKING GROWTH AND INCOME

GLOBAL UTILITIES SECURITIES FUND ("GLOBAL UTILITY FUND")1 seeks both capital appreciation and current income by investing primarily in securities of issuers engaged in the public utilities industry. The Portfolio may invest in securities of issuers of any nation, including nations with developing markets. Investing in a portfolio which concentrates in a specialized market sector involves increased risks. Foreign investing also involves special risks. Prior to May 1, 1998, the Portfolio was named the Utility Equity Fund and invested primarily in securities of domestic issuers in the public utility industry.

GROWTH AND INCOME FUND1 seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks. The Portfolio may invest in foreign securities. Prior to May 1, 1995, the Growth and Income Fund was known as the Equity Growth Fund.

INCOME SECURITIES FUND1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of domestic debt obligations and/or equity securities. Debt obligations include lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers. The Portfolio may invest in foreign securities.

MUTUAL SHARES SECURITIES FUND ("MUTUAL SHARES FUND")1,2 seeks capital appreciation, with income as a secondary objective. The Portfolio invests primarily in domestic equity securities trading at prices below their intrinsic values. The Portfolio may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies, and liquidations as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

REAL ESTATE SECURITIES FUND ("REAL ESTATE FUND") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry. Investing in a portfolio which concentrates in a specialized market sector involves increased risks. Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Portfolio seeks current income incidental to capital appreciation.

TEMPLETON GLOBAL ASSET ALLOCATION FUND ("Asset Allocation Fund")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, including up to 25% in lower rated debt obligations (commonly referred to as "junk bonds"), and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

VALUE SECURITIES FUND ("Value Fund")1 seeks long-term total return. The Portfolio invests primarily in equity securities, including common stocks and securities convertible into common stocks.

PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND ("Growth Fund")1 seeks capital appreciation, with current income as a secondary consideration. The Portfolio invests primarily in equity securities, including common stocks and securities convertible into common stocks.

GLOBAL HEALTH CARE SECURITIES FUND ("Global Health Care Fund")1 seeks capital appreciation, by concentrating its investments in equity securities issued by health care companies located throughout the world. Investing in a non-diversified portfolio concentrating in a specialized market sector involves increased risks. Foreign investing also involves special risks.

MUTUAL DISCOVERY SECURITIES FUND ("Mutual Discovery Fund")1,2 seeks capital appreciation. The Portfolio invests primarily in domestic and foreign equity securities, including securities of small capitalization companies, trading at prices below their intrinsic values. The Portfolio may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies, and liquidations as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

NATURAL RESOURCES SECURITIES FUND (Natural Resources Fund)1 seeks capital appreciation, with current income return as a secondary objective. The Portfolio seeks to achieve its objective by concentrating its investments in securities issued by companies in or related to the natural resources sector. Investing in a portfolio which concentrates in a specialized market sector involves increased risks. Foreign investing also involves special risks. Prior to May 1, 1997, the Natural Resources Fund was known as the Precious Metals Fund and had different investment objectives and policies.

SMALL CAP FUND1 seeks long-term capital growth. The Portfolio seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Portfolio may also invest in foreign securities, including those of developing markets issuers. Because of the Portfolio's investments in small capitalization companies, an investment in the Portfolio may involve greater risks and higher volatility and should not be considered a complete investment program.

TEMPLETON DEVELOPING MARKETS EQUITY FUND ("DEVELOPING MARKETS FUND")1 seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Portfolio is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Portfolio may be considered speculative.

TEMPLETON GLOBAL GROWTH FUND ("GLOBAL GROWTH FUND")1 seeks long-term capital growth. The Portfolio hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Portfolio's objective of long-term capital growth. Foreign investing involves special risks.

TEMPLETON INTERNATIONAL EQUITY FUND ("INTERNATIONAL EQUITY FUND")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks. Prior to October 15, 1993, the Templeton International Equity Fund was known as the International Equity Fund. Foreign investing involves special risks.

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND ("INTERNATIONAL SMALLER COMPANIES FUND")1 seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. Foreign investing involves special risks and smaller company investments may involve higher volatility. An investment in the Portfolio should not be considered a complete investment program.

TEMPLETON PACIFIC GROWTH FUND ("PACIFIC FUND")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Portfolio may be considered speculative. Prior to October 15, 1993, the Templeton Pacific Growth Fund was known as the Pacific Growth Fund.

1THE ASSET ALLOCATION, CAPITAL GROWTH, DEVELOPING MARKETS, GLOBAL GROWTH, GLOBAL HEALTH CARE, GLOBAL INCOME, GLOBAL UTILITY, GROWTH AND INCOME, INCOME SECURITIES, INTERNATIONAL EQUITY, INTERNATIONAL SMALLER COMPANIES, MONEY MARKET, MUTUAL DISCOVERY, MUTUAL SHARES, PACIFIC, NATURAL RESOURCES, SMALL CAP AND VALUE FUNDS MAY INVEST MORE THAN 10% OF THEIR TOTAL NET ASSETS IN FOREIGN SECURITIES WHICH ARE SUBJECT TO SPECIAL AND ADDITIONAL RISKS RELATED TO CURRENCY
FLUCTUATIONS, MARKET VOLATILITY, AND ECONOMIC, SOCIAL, AND POLITICAL UNCERTAINTY; INVESTING IN DEVELOPING MARKETS INVOLVES SIMILAR BUT HEIGHTENED RISKS RELATED TO THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

2THE HIGH INCOME, INCOME SECURITIES, MUTUAL DISCOVERY AND MUTUAL SHARES FUNDS MAY INVEST UP TO 100% OF THEIR RESPECTIVE NET ASSETS IN DEBT OBLIGATIONS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," OR IN OBLIGATIONS WHICH HAVE NOT BEEN RATED BY ANY RATING AGENCY. INVESTMENTS RATED BELOW INVESTMENT GRADE INVOLVE GREATER RISKS, INCLUDING PRICE VOLATILITY AND RISK OF DEFAULT, THAN INVESTMENTS IN HIGHER RATED OBLIGATIONS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE PORTFOLIOS IN LIGHT OF THE SECURITIES IN WHICH THEY INVEST. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS."

HIGHLIGHTED RISK CONSIDERATIONS

As described more fully in the individual Portfolio sections in the Trust prospectus and as supplemented below, an investment in certain of the Portfolios involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations, foreign investments including those of "developing markets" issuers located in emerging nations as defined by the World Bank, specialized industry sectors, derivative instruments or complex securities. These and other types of investments and investment techniques common to more than one Portfolio, as stated in the individual Portfolio descriptions in the Trust prospectus, are described in greater detail, including the risks of each and any limitations, in the Trust prospectus, this section of the SAI and in "Investment Methods and Risks."

ALL POLICIES AND PERCENTAGE LIMITATIONS ARE CONSIDERED AT THE TIME OF PURCHASE AND REFER TO TOTAL ASSETS, UNLESS OTHERWISE SPECIFIED. EACH OF THE PORTFOLIOS WILL NOT NECESSARILY USE THE STRATEGIES DESCRIBED TO THE FULL EXTENT PERMITTED UNLESS THE MANAGERS BELIEVE THAT DOING SO WILL HELP A PORTFOLIO REACH ITS OBJECTIVES, AND NOT ALL INSTRUMENTS OR STRATEGIES WILL BE USED AT ALL TIMES.

FOREIGN SECURITIES

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks associated with investing in U.S. issuers. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

With respect to American Depositary Receipts ("ADRs") a Portfolio may purchase the securities of foreign issuers directly in foreign markets if no ADRs are available or the Managers believe these securities offer better opportunities than the ADRs, with reasonable liquidity.

Even though the Portfolios authorized to invest in foreign securities intend to acquire the securities of foreign issuers generally where there are public trading markets, investments by a Portfolio in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of that Portfolio's investments and that Portfolio's ability to meet large redemption requests should there be economic or political turmoil in a country in which the Portfolio has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations could result in investment losses for a Portfolio and could affect adversely that Portfolio's operations. A Portfolio's purchase of securities in foreign countries will involve currencies of the U.S. and of foreign countries; consequently, changes in exchange rates, currency, convertibility and repatriation may favorably or adversely affect each Portfolio.

Securities which are acquired by a Portfolio outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Portfolio to be illiquid assets so long as the Portfolio acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Portfolio reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or emerging countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Portfolio. Investments in foreign securities may also subject a Portfolio to losses due to nationalization, expropriation, holding and transferring assets through foreign subcustodians, depositories and broker dealers, or differing accounting practices and treatment.

Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its investments and calculating its net asset value. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Portfolios permitted to invest in foreign securities generally intend to acquire the securities of foreign issuers where there are public trading markets, investments by each Portfolio in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Portfolio's investments and a Portfolio's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Portfolio has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Portfolio may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's investment securities are denominated may have a detrimental impact on the Portfolio. The Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place a Portfolio's investments. The exercise of this policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Resources  has  created an  interdepartmental  team to handle  all  euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


DEVELOPING MARKETS. Certain Portfolios may invest in the obligations of governments, government agencies and corporations of developing countries. As many developing countries restructure their existing bank debt and economic conditions improve, these obligations have become available and may offer the Portfolios the potential for current U.S. dollar income. Such instruments are not traded on any exchange. However, the Managers believe there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment or from the issuing governments which may decide to redeem their obligations at a discount.

The Portfolios endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Portfolio changes investment from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Portfolio from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to a Portfolio's investments in securities of issuers of that country. Although the Managers place a Portfolio's investments only in foreign nations which they consider as having relatively stable and friendly governments, there is the possibility of cessation of trading on national exchanges, expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolio may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European Currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Portfolio investors.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Portfolio's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Portfolio's cash and securities, the Portfolio's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in securities of Russian issuers, for the Portfolios that are permitted to invest in Russia, involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's unique system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Portfolio's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of intercompany debt which may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade;
(j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (k) possible difficulty in identifying a purchaser of securities held by a Portfolio due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Portfolio to lose its registration through fraud, negligence or even mere oversight. While a Portfolio investing in Russian securities will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian company securities by a Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

CURRENCY MANAGEMENT TECHNIQUES

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract may be for a single price or for a range of prices. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers or between broker-dealers and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Some forward contracts, however, have a cancellation fee which a Portfolio must pay upon cancellation if such Portfolio determines that canceling the contract is more favorable to the Portfolio than completing the contract.

To complete or close a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract at maturity, or enter into a closing purchase transaction on or before the maturity date, which involves the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Portfolio may enter into forward contracts in several circumstances. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when a Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

A Portfolio may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

For example, an Italian lira-denominated position could be constructed by purchasing a German mark-denominated debt security and simultaneously entering into a forward contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Portfolio may be able to receive a return that is substantially similar, from a yield and currency perspective, to a direct investment in lira debt securities (which are relatively limited in size and number), while also obtaining the benefits of liquidity available from German mark-denominated debt securities, which may have a lower yield. The Portfolio may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the forward contract. Such difference may be enhanced or offset by premiums which may be available in connection with the forward contract.

While a Portfolio may enter into forward contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Portfolio's holding of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of foreign exchange loss.

Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which a Portfolio may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the Portfolio for U.S. federal income tax purposes.

Certain Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the Managers determine that there is a pattern of correlation between the two currencies. A Portfolio may also purchase and sell forward contracts for non-hedging purposes when the Managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio.

The Portfolio's custodian will segregate cash or liquid securities, as permitted by applicable regulations, in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts requiring the Portfolio to purchase foreign currencies. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Portfolio's commitments with respect to such contracts. The segregated securities will be marked-to-market on a daily basis. Although forward contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward contracts may be restricted.

A Portfolio generally will not enter into a forward contract with a term greater than one year.

Although a Portfolio may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause a Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. The Portfolios may, but are not required, to hedge currency risks.

ZERO COUPON FUNDS - SPECIAL CONSIDERATIONS

As stated in the prospectus, each of the Zero Coupon Funds will be primarily invested in Stripped Government Securities. These include zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations." Zero coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligation of comparable maturities which make current distributions of interest (cash). As a result, the net asset value of shares of a Portfolio prior to its Target Date may fluctuate over a greater range than shares of other mutual funds investing in U.S. Treasury securities making current distributions of interest and having similar maturities. The current net asset value of a Portfolio generally will vary inversely with changes in current interest rates.

The Zero Coupon Funds' zero coupon securities investments will include: Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations, as defined in the prospectus. A holder will separate the interest coupons from the underlying principal (the "corpus") of the security. A number of securities firms and banks have stripped the interest coupons and resold them in custodial receipt programs with a number of different names, including, in the case of stripped Treasury securities, "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for federal tax and securities purposes, in their opinion, purchasers of such certificates, such as the Portfolios, most likely will be deemed the beneficial holders of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Under normal circumstances, each Zero Coupon Fund will invest at least 65% of its net assets in stripped securities. For short-term or emergency purchases, the Zero Coupon Funds may purchase interest-paying U.S. government securities and other money market instruments. The Zero Coupon Funds may enter into repurchase agreements with respect to securities in which the Zero Coupon Funds invest. These interest-paying securities produce income which may be an efficient way to provide for expenses and redemptions to make benefit or surrender payments, among other things.

Management of Reinvestment Risk and Anticipated Growth - The Zero Coupon Funds seek to minimize unknown reinvestment risk. Reinvestment risk arises from the uncertainty as to the total return which will be realized from conventional interest-paying bonds due to the fact that periodic interest (cash) will be reinvested in the future at interest rates unknown at the time of the original purchase. With zero coupon securities, however, there are no cash distributions to reinvest, so owners thereof bear no unknown reinvestment risk if they hold a zero coupon security to maturity.

For a person who makes a direct investment in a zero coupon security (rather than through a portfolio which invests in such instruments) and holds it to maturity, the return or yield to maturity is certain regardless of whether interim reinvestment rates rise or fall. (See table below).



                                      TOTAL ENDING VALUE ON A $1,000 INVESTMENT
   COUPON               INITIAL YIELD(REALIZED YIELD) IF REINVESTMENT RATES ARE:
  INTEREST   MATURITY    TO MATURITY    3%      5%      7%      9%      11%
---------------------------------------------------------------------------

     7%      10 Years        7%      $1,809  $1,894  $1,990   $2,098  $2,220
                                     (6.11%) (6.60%) (7.12%)  (7.69%) (8.30%)
     0%      10 Years        7%      $1,990  $1,990  $1,990   $1,990  $1,990
                                     (7.12%) (7.12%) (7.12%)  (7.12%) (7.12%)

These results assume semi-annual compounding. For illustration purposes only, the table above assumes these reinvestment rates would remain constant over the life of the bond. The actual reinvestment rates and total returns of coupon-paying bonds will vary with changing market conditions.

Due to the nature of Stripped Government Securities, which may comprise 80% or more of the investments of each Zero Coupon Fund, the reinvestment risk accompanying these Portfolios is expected to be less than would be the case if these Portfolios were entirely invested in interest (cash)-paying securities. Furthermore, the Portfolio's Manager will attempt to manage reinvestment risk by maintaining each Portfolio's average duration within twelve months of a Portfolio's Target Date.

Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help control reinvestment risk by balancing investments with slightly longer and shorter maturities than the investment horizon of the overall portfolio.

The investment return of a Zero Coupon Fund, if the investment is held to maturity, will consist primarily of the amortization of discount on the underlying securities owned by such Portfolio (i.e., the difference between their purchase price and their maturity value) and will be realized on the specified Target Date. Changes in the market value of the Portfolio's securities will affect investment return should investors redeem prior to maturity, as can the skill of the Manager in managing the Portfolio.

LIQUIDATION AND DISTRIBUTION OF ASSETS IN TARGET YEAR - As securities in a Zero Coupon Fund's portfolio mature or are sold throughout the Target Year, the proceeds will be invested in Money Market Instruments. By December of that year, substantially all of the assets of the Portfolio will consist of such Money Market Instruments and other then-maturing securities. These instruments will be sold or allowed to mature, the liabilities of the Portfolio will be discharged or provision made therefor, and the net assets will be reinvested at the direction of Contract owners in one of the other Portfolios of the Trust or automatically reinvested as stated in the prospectus. The estimated expenses of terminating and liquidating a Portfolio will be accrued ratably over its Target Year. These expenses, which are charged to income as are all expenses, are not expected to exceed significantly the ordinary annual expenses incurred by the Portfolio and, therefore, should have no significant additional effect on the maturity value of the Portfolio.

INVESTMENT METHODS AND RISKS
COMMON TO MORE THAN ONE PORTFOLIO

Certain types of investments and investment techniques authorized for more than one Portfolio, as stated in the descriptions of the individual Portfolios in the prospectus, are described below and in the prospectus. ALL POLICIES AND PERCENTAGE LIMITATIONS ARE CONSIDERED AT THE TIME OF PURCHASE, AND REFER TO TOTAL ASSETS, UNLESS OTHERWISE NOTED. Each of the Portfolios will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Portfolio reach its objectives, and not all instruments or strategies will be used at all times.

CONVERTIBLE SECURITIES

ENHANCED CONVERTIBLE SECURITIES. Consistent with their respective investment policies, certain Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

Certain Portfolios may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by a company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by an operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically, they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not identified here which are also similar to those described above in which a Portfolio may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risk to a Portfolio. A Portfolio may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Portfolio's ability to dispose of particular securities, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's investments. Each Portfolio, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Synthetic Convertibles. Certain Portfolios may invest a portion of their assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for purposes of each Portfolio's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Managers expect normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows a Portfolio to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Managers determine that such a combination would better promote a Portfolio's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

ILLIQUID SECURITIES

The Portfolios reserve the right to invest up to 10% of their net assets in illiquid securities, except that the Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares and Value Funds reserve the right to invest up to 15% in such investments. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Portfolio has valued the instrument. Subject to this limitation, the Board has authorized each Portfolio to invest in restricted securities where such investment is consistent with the Portfolio's investment objective and has authorized such securities to be considered to be liquid to the extent the Portfolio's Manager determines that there is a liquid institutional or other market for such securities for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review any determination by the Portfolios' Managers to treat a restricted security as liquid on a regular basis, including the Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Portfolios' Managers and the Board of Trustees (the "Board") will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

INTEREST RATE SWAPS

Certain of the Portfolios may also participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., LIBOR, prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. Such transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and such entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity which has a floating-rate obligation which substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

INVERSE FLOATERS

These are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment must be reinvested at lower prevailing interest rates. During periods of extreme fluctuations in interest rates, the resulting fluctuation could affect the net asset value of a Portfolio in proportion to the Portfolio's investment in inverse floaters. An accelerated decline in interest rates creates a higher degree of volatility and risk.

MORTGAGE AND ASSET-BACKED SECURITIES

This section contains additional information about adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), which may have "caps and floors" and "resets," asset-backed securities, and stripped mortgage-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are pass-through mortgage securities which are collateralized by mortgages with adjustable rather than fixed interest rates. The ARMS in which the Portfolios invest are issued primarily by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or the Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities may allow a Portfolio to participate in increases in interest rates through periodic adjustments in the coupon rates of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio generally will be able to reinvest such amounts in securities with a higher current rate of return. A Portfolio will not, however, benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage.

The adjustable interest rate feature of the underlying mortgages generally will act as a buffer to reduce sharp changes in the ARMS value in response to normal interest rate fluctuations. As the coupon rates on the mortgages underlying the ARMS are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the ARMS' values to fluctuate less dramatically than those of more traditional long-term, fixed-rate debt obligations. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate, resulting in lower ARMS values until the coupon resets to market rates. Since most mortgage securities in the Portfolios will generally have annual reset caps of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt obligations.

ARMS differ from conventional bonds in that principal is paid back over the life of the ARMS rather than at maturity. As a result, the holder of the ARMS receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing ARMS. For this reason, ARMS may be less effective than other types of U.S. Government Securities as a means of "locking in" long-term interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs, considered derivative or complex securities, are securities collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers, and mortgage poolers; however, the obligation itself is not guaranteed. If the collateral securing the obligations is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, a Portfolio may buy CMOs without insurance or guarantees if, in the opinion of the Managers, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the Portfolio. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO.
Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. Reinvestment of prepayments may be at a lower rate than that on the original CMO. As a result, the value of CMOs decrease like other debt obligations when interest rates rise, but when interest rates decline, they may not increase as much as other debt obligations, due to the prepayment feature.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities, those based on the London Interbank Offer Rate ("LIBOR"), and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.

CAPS AND FLOORS. The underlying mortgages which collateralize ARMS and CMOs will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization (that is, an increase in the principal due). In periods of rising interest rates, certain coupons may be temporarily "capped out" resulting in declines in the prices of those securities and, therefore, a negative effect on share price. Conversely, in periods of declining interest rates, certain coupons may be temporarily "floored out" resulting in an increase in the prices of those securities and therefore, a positive effect on a Portfolio's share price.

ASSET-BACKED SECURITIES. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate, and thus impair a Portfolio's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government Securities and mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Portfolio may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Portfolios, through several investment banking firms acting as
brokers  or  dealers.   As  these  securities  were  only  recently   developed,
traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC (the "Staff") has indicated that only government-issued IO or PO securities which are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a portfolio's board. The Board may, in the future, adopt procedures which would permit a Portfolio to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of a Portfolio's net assets. Such position may be changed in the future, without notice to shareholders, in response to the Staff's continued reassessment of this matter as well as to changing market conditions.

MUNICIPAL SECURITIES

Municipal securities are debt obligations issued by local and state governments that provide interest income which can be either taxable or tax exempt. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Generally, municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Taxable municipal bonds are generally issued to provide funding for privately operated facilities. Municipal notes are issued to meet the short-term funding requirements of local, regional, and state governments. General obligation municipal securities are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

OPTIONS AND FUTURES

Certain Portfolios, as described in the Trust's prospectus, may write covered put or call options, purchase put and call options, or engage in futures transactions.

WRITING OPTIONS. All options written by a Portfolio will be "covered." Call options written by a Portfolio give the holder the right to buy the underlying securities from the Portfolio at a stated exercise price. Put options written by a Portfolio give the holder the right to sell the underlying security to the Portfolio at a stated exercise price.

A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash and high grade debt obligations in a segregated account with its custodian.

A put option written by a Portfolio is "covered" if the Portfolio segregates cash and liquid securities, as permitted by applicable regulations, with a value equal to the exercise price with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may attempt to close the position or take delivery of the security at the exercise price, and the Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. If a secondary market does not exist, it might not be possible to effect closing sale transactions in particular options held by a Portfolio, with the result that the Portfolio would have to exercise the options in order to realize any profit. The premium which a Portfolio will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. If a Portfolio is unable to effect a closing purchase transaction with respect to options it has written in a secondary market, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

PURCHASING OPTIONS. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow a Portfolio to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Portfolio owns or has the right to acquire.

Call options on securities may be purchased to limit the risk of a substantial increase in the market price of such security. A Portfolio may also purchase call options on securities held in its portfolio and on which it has written a call option. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs. When a Portfolio writes a call option on one of its portfolio securities and the underlying securities do not reach a price level which would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised. However, if the underlying securities rise in price and the option is exercised, the Portfolio will not participate in any increase in the price of the underlying securities beyond the exercise price of the option.

OPTIONS ON STOCK INDICES. Call and put options on stock indices may be purchased and written to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Portfolio. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. When a Portfolio writes an option on a stock index, it will segregate cash or liquid securities, as permitted by applicable regulations, with its custodian in an amount at least equal to the market value of the option and will continue this segregation while the option is open or will otherwise cover the transaction.

COMBINING OPTION TRANSACTIONS. Certain Portfolios may also (i) buy puts and write calls on the same portfolio security in "forward conversion" transactions;
(ii) engage in "spread" transactions in which a Portfolio purchases and writes a put or call option on the same security with the options having different exercise prices and/or expiration dates; (iii) engage in "straddles" in which the Portfolio may purchase or write combinations of put and call options on the same security; and (iv) purchase a security and then write a call option against that security in a "buy-and-write" transaction. Spread and straddle transactions may involve a limited degree of investment leverage, and a Portfolio will not engage in spreads or straddles if, as a result, more than 5% of its net assets will be invested in such option transactions.

SPECIAL RISKS ASSOCIATED WITH OPTIONS. Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. Over-the-counter options and the assets used to cover such options will be considered illiquid securities and will not, together with any other illiquid securities, exceed 10% of a Portfolio's net assets.

An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The Portfolio, when it is the purchaser of an option, is at risk only to the full extent of the premium it has paid for the option. The Portfolio, when it is the writer of an option, is at risk for the difference between the price at which the option is exercisable and the market price of the underlying security, minus the amount of the premium received.

The amount of the premiums which a Portfolio may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

The risks of transactions in options on foreign exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms and procedures and margin requirements than a U.S. exchange.

Futures Contracts. Certain of the Portfolios may enter into contracts for the purchase or sale for future delivery of debt securities or currency ("futures contracts"), or may purchase and sell financial futures contracts. As long as required by regulatory authorities, each Portfolio will limit its use of futures contracts to hedging transactions in order to avoid being a commodity pool. A "sale" of a futures contract means the acquisition and assumption of a contractual right and obligation to deliver the securities or currency called for by the contract at a specified price on a specified settlement date. A
"purchase" of a futures contract means the acquisition and assumption of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant or brokerage firm, which is a member of the relevant contract market. Existing contract markets for futures contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the Mid-America Commodity Exchange (the "MCE"), and International Money Market of the Chicago Mercantile Exchange (the "IMM"). Existing contract markets for futures contracts on currency include the MCE, the IMM and the London International Financial Futures Exchange. Futures contracts trade on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. A Portfolio may also enter into futures contracts which are based on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the time a futures contract is purchased or sold, the Portfolio must deposit cash or securities in a segregated account ("initial deposit") with the Portfolio's custodian. It is expected that the initial deposit would be approximately 1% to 5% of a contract's face value. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required since each day the Portfolio would pay or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of currency or securities, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying currency or security. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Portfolios will incur brokerage fees when they purchase or sell futures contracts.

The purpose of the purchase or sale of a futures contract by the Portfolios is to attempt to protect the Portfolios from fluctuations in interest or currency exchange rates without actually buying or selling long-term, fixed-income securities or currency. For example, if a Portfolio owns long-term bonds and interest rates were expected to increase, such Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Portfolio. If interest rates did increase, the value of the debt securities owned by a Portfolio would decline, but the value of the futures contracts to such Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities. Similarly, if a Portfolio expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Portfolio may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Portfolio's futures position.

Alternatively, when it is expected that interest rates may decline, futures contracts may be purchased in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and such Portfolio could then buy long-term bonds on the cash (securities) market. Similarly, if a Portfolio intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Portfolio may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's purchase obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash (securities or foreign currency) and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial  deposit  and  variation  margin  requirements.  Rather  than meeting additional  variation margin  requirements,  investors may close futures contracts  through  offsetting  transactions  which  could  distort  the  normal relationship between the cash (securities or foreign currency) and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful hedging transaction.

In addition, futures contracts entail certain risks. Although the Managers believe that the use of such contracts will benefit a Portfolio, if the Manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a Portfolio sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Portfolio will lose the beneficial effect of such increase on the value of the security denominated in that currency. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. Such Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS. Certain of the Portfolios are permitted to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency. As with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If a Portfolio writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings. If the futures price at expiration of the option is higher than the exercise price, such Portfolio will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. A Portfolio will purchase a put option on a futures contract only to hedge the Portfolio's investments against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

A Portfolio's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

A Portfolio will engage in transactions in future contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Tax Considerations" in the prospectus).

A Portfolio investing in such investments may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on a Portfolio's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Portfolio's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Portfolio to purchase securities or currencies, require the Portfolio to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Perfect correlation between a Portfolio's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FINANCIAL FUTURES CONTRACTS. A Portfolio permitted to do so under its investment policies may, for bona fide hedging purposes or for other appropriate risk management purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"), purchase or sell futures contracts on interest rates, financial indices, currencies and stock indices, and U.S. government securities, and may purchase and write on a covered basis put and call options on futures contracts. Investment decisions relating to futures contracts and options thereon will be based upon, among other considerations, the composition of a Portfolio's investments and the Managers' expectations concerning interest rates and the currency and securities markets. In addition, for hedging purposes or to increase income to a Portfolio, the Portfolio may purchase put and call options and write covered put and call options on securities, currencies and securities indices traded on U.S. exchanges and, to the extent permitted by law, foreign exchanges, as well as over-the-counter.

For bona fide hedging purposes or for other appropriate risk management purposes pursuant to the Commodity Exchange Act, as amended, and the rules promulgated thereunder by the CFTC, a Portfolio may enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities. Each Portfolio may similarly enter into futures contracts based upon financial indices. A Portfolio may enter into financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. These futures contracts are referred to collectively as "financial futures." Financial futures are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as U.S. Treasury or other securities or foreign currencies, or the cash value of a securities index during a specified future period at a specified price. A "sale" of these types of futures contracts means the acquisition of a contractual obligation to deliver the securities or the cash value of the index called for by the contract at a specified price on a specified date. A "purchase" of these types of futures contracts means the acquisition of a contractual obligation to acquire the securities or the cash value of the index called for by the contract at a specified price on a specified date.

At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). The futures contract is valued daily thereafter and the payment of some amount of "variation margin" may be required, reflecting any decline or increase in the contract's value.

To the extent a Portfolio enters into contracts for the purchase or sale for future delivery of financial futures and to the extent required by SEC rules, it will maintain, with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts. These assets will consist of cash, cash equivalents or high quality debt obligations from the Portfolio's investments, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

INTEREST RATE FUTURES CONTRACTS. Certain Portfolios may purchase and sell interest rate futures contracts and options thereon traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

A Portfolio may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Portfolio owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt obligations having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Portfolio. If interest rates did increase, the value of the debt obligations in the portfolio would decline, but the value of the futures contracts to the Portfolios would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, a Portfolio may purchase interest rate futures contracts in an attempt to hedge against having to make future anticipated purchases of bonds at the higher prices expected to prevail in the future. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Portfolio could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Portfolio could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

Options on Interest Rate Futures Contracts. A Portfolio may also purchase call and put options and write covered call and put options on interest rate futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges to hedge against risks associated with shifts in interest rates and may enter into closing transactions with respect to such options.

Stock Index Futures Contracts. Certain Portfolios may purchase and sell stock index futures contracts and options on stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and a Portfolio may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

A Portfolio may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When a Portfolio is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

Options on Stock Index Futures Contracts. Call and put options on stock index futures may be purchased or sold to hedge against risks of market-side price movements. Such options may be traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The need to hedge against such risks will depend on the extent of diversification of a Portfolio's common stock investments and the sensitivity of such investments to factors influencing the stock market as a whole.

Risks in Investing in Options and Futures Contracts and Related Options. The purchase and sale of futures contracts and options thereon, as well as the purchase and writing of options on securities and securities indices and currencies, involve risks different from those involved with direct investments in securities. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed and the inability to close such positions could leave an adverse impact on a Portfolio's ability to effectively hedge its securities on foreign currency exposure. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Portfolio's investments. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolios, if the Managers are not successful in employing such instruments in managing each Portfolio's investments, each Portfolio's performance will be worse than if they did not employ such strategies. In addition, each Portfolio will pay commissions and other costs in connection with such investments, which may increase each Portfolio's expenses and reduce its return. In writing options on futures, each Portfolio's loss is potentially unlimited and may exceed the amount of the premium received.

The risk of loss in trading foreign futures contracts and foreign options can be substantial. Investors should be aware of the following: (i) participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade; and (ii) applicable foreign law which will vary, depending on where the foreign futures or options transaction occurs. For these reasons, a Portfolio might not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.

Any Portfolio's investment in options, futures contracts, forward contracts, options on futures contracts or stock indices, and foreign currencies and securities may be limited by the requirements of the Code for qualification as a regulated investment company. These securities require the application of complex and special rules and elections, more information about which is included below under "Additional Information Regarding Taxation."

PORTFOLIO TURNOVER

Because the investment outlook of the type of securities which each Portfolio may purchase may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, a Portfolio's Manager will consider the economic effect of portfolio turnover but generally not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment strategies or nonfundamental investment policies, including changes in management personnel, as well as individual portfolio transactions.

Moreover, turnover may be increased by certain factors wholly outside the control of the Managers. For example, during periods of rapidly declining interest rates, such as the U.S. experienced in 1991 through 1993, the rate of mortgage prepayments may increase rapidly, resulting in the return of principal to portfolios which invest in mortgage securities, thus increasing "sales" of portfolio securities. Similarly, the rate of bond calls by issuers of fixed-income securities may increase as interest rates decline, thereby forcing the "sale" of called bonds by portfolios which invest in fixed-income securities and subsequent purchase of replacement investments. In other periods, increased merger and acquisition activity, or increased rates of bankruptcy or default, may create involuntary transactions for portfolios which hold affected stocks and bonds, especially high-yield bonds. Global or international fixed income securities portfolios may have higher turnover rates because of maturing debt securities, rebalancing of the portfolio to keep interest rate risk at desired levels and the rebalancing of the portfolio to keep country allocations at desired levels; if the Manager's allocation target changes, additional turnover may result.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may be made whenever it is considered that a security is no longer the most appropriate investment for a Portfolio, or that another security appears to have a relatively greater opportunity, and will be made without regard to the length of time a security has been held.

The portfolio turnover rates for each Portfolio are disclosed in the prospectus for the Portfolios, in the section entitled "Financial Highlights." Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a portfolio's purchases or sales of portfolio securities during a given year, divided by the monthly average value of the portfolio's securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. Except for certain Portfolios noted in the prospectus, the Portfolios generally do not expect their annual turnover rates to exceed 100%. Because so many variable factors are beyond the control of the Managers, it is not possible to estimate future turnover rates with complete accuracy. Higher portfolio turnover rates generally increase transaction costs, which are portfolio expenses, but would not create taxable capital gains for investors because of the tax-deferred status of variable annuity and life insurance investments.

REAL ESTATE FUND

REAL ESTATE RELATED INVESTMENTS. In addition to the Portfolio's investments in real estate securities, as defined in the Trust prospectus, the Portfolio may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market, including principal mortgage pools, CMOs, and related instruments which are publicly traded (including, without limitation, pools containing GNMA and FNMA mortgages). The Portfolio will invest no more than 55% of its assets in either GNMA or FNMA securities and no more than 70% of its assets in GNMA and FNMA securities, in the aggregate. In addition, the Portfolio does not invest in the "residual interests" of real estate mortgage investment conduits ("REMICs").

REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Portfolio to the seller, collateralized by the underlying security. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Portfolio invest in repurchase agreements for more than one year. However, the securities which are subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation by securities with a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio, with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolios might also incur disposition costs in liquidating the collateral. The Portfolios may not enter into a repurchase agreement with more than seven days duration if, as a result, the market value of the Portfolios' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in such repurchase agreements in excess of the Portfolios' policy on investments in illiquid securities. The Portfolios intend to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by their respective Managers. The securities held subject to resale (the collateral) will be held on behalf of a Portfolio by a custodian approved by the Board and will be held pursuant to a written agreement.

REVERSE REPURCHASE AGREEMENTS

Certain Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive dividend or interest payments on these securities.

When effecting reverse repurchase transactions, each Portfolio will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Portfolios and as such are subject to the investment limitations discussed below under "Fundamental Investment Restrictions" or in the prospectus under "Investment Methods and Risks, Common to More Than One Portfolio."

These transactions may increase the volatility of a Portfolio's income or net asset value. The Portfolio carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Portfolio's obligations under the reverse repurchase transaction.
These transactions also increase the interest and operating expenses of a Portfolio.

SHORT SALES

Certain Portfolios may make short sales of securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. Each Portfolio expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain flexibility and (iii) for profit.

When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Portfolio will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Mutual Discovery and Mutual Series Funds may make short sales, but will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of the Portfolio's total assets or the Portfolio's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. These Portfolios may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Portfolios own or have the immediate and unconditional right to acquire at no additional cost the identical security.

WHEN-ISSUED SECURITIES

Securities when originally issued are sometimes offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of such securities; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Portfolio are not vested prior to the settlement of a purchase of securities, the Portfolio will earn no income; however, it is intended that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Portfolio will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued securities may be more or less than the purchase price. The Trust does not believe that the net asset value or income of any of the Portfolios will be adversely affected by their purchase of securities on a when-issued basis. The Trust will establish for each Portfolio a segregated account with its custodian bank in which it will maintain cash and/or high grade marketable securities equal in value to commitments for when-issued securities. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. There are no restrictions on the percentage of net assets of any Portfolio which may be invested in when-issued securities at any given time.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Portfolio has adopted the following restrictions as fundamental policies (except as otherwise indicated), which means that they may not be changed without the approval of a majority of that Portfolio's shares. In order to change any of these restrictions, the lesser of (i) holders of 67% or more of a Portfolio's voting securities present at a meeting of shareholders if the holders of more than 50% of its voting securities are represented at the meeting or (ii) holders of more than 50% of that Portfolio's outstanding voting securities must vote to make the change.

Each of the Portfolios MAY NOT:

1. with respect to 75% of its total assets, except for the Global Income, Global Health Care and Value Funds, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter, and as a result of the purchase, the Portfolio would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or (b) hold more than 10% of any or all classes of the securities of any one issuer;

2. borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities (excepting the Asset Allocation, Developing Markets, Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares, Small Cap and Value Funds). The Asset Allocation, Developing Markets, Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares, Small Cap and Value Funds may borrow money from banks in an amount not exceeding 331/3% of the value of the Portfolio's total assets including the amount borrowed. Each of these Portfolios may also pledge, mortgage or hypothecate its assets to secure borrowings to an extent not greater than 15% of the Portfolio's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

3. lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of any type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. underwrite securities of other issuers, except as noted in number 6 below and except insofar as a Portfolio may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

5. purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the Portfolios only after registration under the Securities Act of 1933, if as a result more than 10% of their net assets would be invested in such illiquid securities (not applicable to the Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares or Value Funds);

6. invest in securities for the purpose of exercising management or control of the issuer (not applicable to the Mutual Discovery, Mutual Shares or Value Funds);

7. invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry (not applicable to the Global Health Care Fund, Global Utility Fund, Natural Resources Fund, or the Real Estate Securities
Fund);

8. invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies, except that the Real Estate Fund, the Capital Growth Fund, the Growth and Income Fund, the Global Income Fund, the International Equity Fund, the Pacific Fund, the Global Growth Fund, and the Developing Markets Fund may invest up to 5% of their respective assets in such companies, the Natural Resources Fund may invest up to 10% of its assets in such companies, and such limitation shall not apply to the Asset Allocation Fund, Global Health Care Fund, International Smaller Companies Fund, Mutual Discovery Fund, Mutual Shares Fund, Small Cap Fund or the Value Fund;

9. maintain a margin account with a securities dealer or effect short sales, with the exceptions that (i) the Growth and Income Fund and the Income
Securities Fund may effect short sales if the Portfolio owns securities equivalent in kind and amount to those sold, (ii) Mutual Discovery, Mutual Shares, Global Health Care and Value Funds may engage in short sales to the extent described in the prospectus and SAI, and (iii) the Natural Resources Fund, the Global Health Care Fund, the Global Income Fund, the Global Growth Fund, the Developing Markets Fund, the Asset Allocation Fund, the International Equity Fund, the International Smaller Companies Fund, the Pacific Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Value Fund and the Small Cap Fund may make initial deposits and pay variation margin in connection with futures contracts;

10. invest in commodities or commodity pools, except that (i) certain Portfolios may purchase and sell Forward Contracts in amounts necessary to effect transactions in foreign securities, (ii) the Global Health Care Fund, the Global Income Fund, the International Equity Fund, the International Smaller Companies Fund, the Pacific Growth Fund, the Global Growth Fund, the Developing Markets Fund, the Asset Allocation Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Value Fund and the Small Cap Fund may enter into Futures Contracts and may invest in foreign currency and (iii) the Natural Resources Fund may invest in commodities and commodity futures contracts with respect to commodities related to the natural resources sector as defined in the prospectus. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction;

11. invest directly in real estate, although certain Portfolios may invest in real estate investment trusts or other publicly traded securities engaged in the real estate industry. First mortgage loans or other direct obligations secured by real estate are not considered real estate for purposes of this restriction;

12. invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition). This restriction is not applicable to the Capital Growth Fund, the Global Health Care Fund, the International Equity Fund, the International Smaller Companies Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Pacific Fund, the Asset Allocation Fund, the Value Fund or the Developing Markets Fund;

13. invest in assessable securities or securities involving unlimited liability on the part of the Portfolio;

14. invest an aggregate of more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable (including over-the-counter options and assets used to cover such options), and repurchase agreements with more than seven days to maturity (this restriction does not apply to the Asset Allocation, Global Health Care, Value, Mutual Discovery or Mutual Shares Funds);

15. purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of the Portfolio's Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer; or

16. invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Code.

17. invest more than 10% of its assets in illiquid securities (including illiquid equity securities, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options, and other securities which are not readily marketable), as more fully described in the prospectus and SAI. This policy shall not apply to the Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares or Value Funds.

18. The Global Growth and Developing Markets Funds may not invest more than 5% of their respective assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of their respective total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Portfolios in units or attached to securities are not included in this restriction.

19. The Global Growth Fund and Developing Markets Fund will not invest more than 15% of their respective assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to these fundamental policies, it is the present policy of each Portfolio, except the Mutual Discovery and Mutual Shares Funds, (which may be changed without the approval of a majority of its outstanding shares) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the Portfolios (including the Mutual Discovery and Mutual Shares Funds) may participate with other investment companies in the Franklin Group of Funds(R) in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. It is not any Portfolio's policy to invest in interests (other than publicly traded equity securities) in oil, gas or other mineral exploration or development programs.

As non-fundamental investment policies, which may be changed by the Board without shareholder approval, the Asset Allocation Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 10% of their total assets in (a) securities with a limited trading market,
(b) securities subject to legal or contractual restrictions as to resale, (c) repurchase agreements not terminable within seven days, and (d) debt obligations rated Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation or, if unrated, are of comparable investment quality as determined by the Managers.

The International Smaller Companies Fund may not invest more than 5% of its respective assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Portfolio in units or attached to securities are not included in this restriction.

Whenever any investment policy or investment restriction states a maximum percentage of a Portfolio's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or property.

OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of the Trust, including general supervision and review of each Portfolio's investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below.


                           Positions and Offices
NAME, AGE AND ADDRESS      WITH THE TRUST       PRINCIPAL OCCUPATION DURING THE
                                                PAST FIVE YEARS

Frank H. Abbott, III (77)
Trustee
1045 Sansome Street
San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Lowell C. Anderson (61)
Trustee
Allianz Life Insurance Company
1750 Hennepin Avenue South
Minneapolis, MN 55403-2195

Chairman, President and Chief Executive Officer, Allianz Life Insurance Company of North America (privately owned company formerly North American Life & Casualty Company); and Director, Preferred Life Insurance Company of New York.

Harris J. Ashton (66)
Trustee
191 Clapboard Ridge Road
Greenwich, CT 06830

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

Robert F. Carlson (70)
Trustee
2120 Lambeth Way
Carmichael, CA 9560

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of nine of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, Sacramento, CA, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (66)
Trustee
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
Chairman of the Board and Trustee
777 Mariners Island Blvd.
San Mateo, CA 94404     and

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (42)
President and Trustee
500 East Broward Blvd.
Fort Lauderdale, FL  33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
Vice President. and Trustee
777 Mariners Island Blvd
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
Trustee
20833 Stevens Creek Blvd.,
Suite 102
Cupertino, CA 95014

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
Trustee
8212 Burning Tree Road
Bethesda, MD 20817

Director, Fund American Enterprises Holdings, Inc., MCI WorldCom, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
Vice President and Chief Financial Officer
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
Vice President and Secretary
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
Treasurer and Principal Accounting Officer
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404


Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

* This Board member is considered an "interested person" under the 1940 Act.

The table above shows the officers and Board members who are affiliated with the Distributors, the Managers and the Insurance Companies. Nonaffiliated members of the Board are currently paid fees of $550 per month plus $183 per meeting attended. Members of the Board serving on the audit committee of the Trust and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. As shown above the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds for the fiscal year ended December 31, 1997.



                              AGGREGATE      NUMBER OF FRANKLIN    TOTAL COMPENSATION FROM
                           COMPENSATION    TEMPLETON FUNDS BOARDS  FRANKLIN TEMPLETON FUNDS
NAME                          FROM TRUST+   ON WHICH EACH SERVES**   INCLUDING THE TRUST+
FRANK H. ABBOTT ............ $8,616.63            28                     $ 165,937
---------------
Harris Ashton ..............  8,616.63            50                       344,642
Robert F. Carlson ..........                       9                        17,680
S. Joseph Fortunato ........  8,616.63            52                       361,562
David Garbellano*** ........  5,866.65            31                        91,317
Frank W.T. LaHaye ..........  8,433.30            28                       141,433
Gordon Macklin .............  8,616.63            50                       337,292


+Figures rounded to the nearest dollar.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.
***The Board noted with deep regret the passing of David W. Garbellano in late 1997. The Board appointed Robert F. Carlson to fill the vacancy in January 1998.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton Funds, as is consistent with their individual financial goals. In February 1998, this policy was formally adopted. Each board member is required to invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds. This is required until the value of such investments equals or exceeds five times the board member's annual fees. For purposes of this policy, a board member's investments include those in the name of family members or entities controlled by the board member and, for investments made after February 27, 1998, are valued at cost. Investments that existed on February 27, 1998, were valued as of that date. There is a three year phase-in period for newly elected board members

As of November 27, 1998, no officer or trustee of the Trust owned of record or beneficially shares of any Portfolio of the Trust. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and are the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager for all Portfolios of the Trust, except the Asset Allocation Fund, Global Growth Fund, International Smaller Companies Fund, Developing Markets Fund, Mutual Discovery Fund, Mutual Shares Fund, Rising Dividends Fund and the Value Fund is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Equity Fund, the Pacific Fund, and the Global Income Fund. The Manager for the Rising Dividends Fund and the Value Securities Fund is Franklin Advisory Services, Inc. ("Franklin New Jersey"), One Parker Plaza, Sixteenth Floor, Ft. Lee, New Jersey 07024. The Manager for the Mutual Discovery and Mutual Shares Funds is Franklin Mutual Advisers, Inc. ("Franklin Mutual") 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. The Manager of the International Smaller Companies Fund is Templeton Florida. The Manager for the Asset Allocation and Global Growth Funds is Templeton Global Advisers Limited, formerly known as Templeton, Galbraith & Hansberger, Ltd. ("Templeton Nassau"), Lyford Cay Nassau, N.P. Bahamas. The Manager for Developing Markets Fund is Templeton Asset Management Ltd. ("Templeton Singapore"), 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund. Advisers, Templeton Nassau, Templeton Singapore, Templeton Florida, Franklin New Jersey and Franklin Mutual may be referred to as the "Manager" or "Managers" throughout the SAI and prospectus.

The Managers also provide management services to numerous other investment companies or portfolios and other accounts pursuant to management agreements with each portfolio or other account. The Managers may give advice and take action with respect to any of the other portfolios or accounts they manage, or for their own accounts, which may differ from action taken by the Managers on behalf of the Portfolios. Similarly, with respect to the Portfolios, the Managers are not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Managers and access persons, as defined by the 1940 Act, may purchase or sell for their own accounts or for the accounts of any other portfolio or account. Furthermore, the Managers are not obligated to refrain from investing in securities held by the Portfolio or other portfolios or accounts which they manage or administer. Of course, any transactions for the accounts of the Managers and other access persons will be made in compliance with the Portfolio's Code of Ethics. Please see "Miscellaneous Information."

Each Portfolio, except the Global Health Care Fund, the International Equity Fund, the Pacific Fund, the Rising Dividends Fund, the Small Cap Fund, the International Smaller Companies Fund, the Capital Growth Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Global Growth Fund, the Developing Markets Fund, the Value Fund and the Asset Allocation Fund, is obligated to pay Advisers a fee as compensation for its services. This fee is paid monthly and accrues daily based upon each Portfolio's average net assets at the annual rate of 0.625% of the value of its average daily net assets up to and including $100 million; 0.50% of the value of average daily net assets over $100 million up to and including $250 million; 0.45% of the value of average daily net assets over $250 million up to and including $10 billion; 0.44% of the value of average daily net assets over $10 billion up to and including $12.5 billion; 0.42% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and 0.40% of the value of average daily net assets over $15 billion.

Templeton Florida, as subadviser for the Global Income Fund under a contract with Advisers, receives a monthly fee from Advisers at the annual rate of 0.35% of the value of the Portfolio's average daily net assets up to and including $100 million; 0.25% of average daily net assets over $100 million up to and including $250 million; 0.20% of the value of net assets over $250 million.

The International Equity Fund and the Pacific Fund are each obligated to pay Advisers a monthly fee, based upon each Portfolio's average daily net assets, at the annual rate of 1% of the value of average daily net assets up to and including $100 million; 0.90% of the average daily net assets over $100 million up to and including $250 million; 0.80% of average daily net assets over $250 million up to and including $500 million and 0.75% of average net assets over $500 million. Templeton Florida, as the subadviser for the International Equity Fund and the Pacific Fund under a contract with Advisers, receives a monthly fee from Advisers at the annual rate of 0.50% of the value of average daily net assets up to and including $100 million; 0.40% of the average daily net assets over $100 million up to and including $250 million; 0.30% of average daily net assets over $250 million up to and including $500 million and 0.25% of average net assets over $500 million.

The Capital Growth Fund, and the Small Cap Fund are each obligated to pay Advisers a monthly fee, based upon each Portfolio's average daily net assets, computed at the annual rate of 0.75 of 1% of average daily net assets on the first $500 million of average daily net assets; 0.625 of 1% on the next $500 million of average daily net assets; and 0.50 of 1% on average daily net assets in excess of $1 billion.

The Global Health Care Fund is obligated to pay Advisers a monthly fee, based upon its average daily net assets, computed at the annual rate of 0.60 of 1% of average daily net assets on the first $200 million of average daily net assets;
0.50 of 1% up to and  including  $1.3 billion of average  daily net assets;  and
0.40 of 1% on average daily net assets in excess of $1.3 billion.

The Rising Dividends Fund is obligated to pay Franklin New Jersey a monthly fee, based upon its average daily net assets, computed at the annual rate of 0.75 of 1% of average daily net assets on the first $500 million of average daily net assets; 0.625 of 1% on the next $500 million of average daily net assets; and
0.50 of 1% on average daily net assets in excess of $1 billion.

The Value Fund is obligated to pay Franklin New Jersey a monthly fee, based upon its average daily net assets, computed at the annual rate of 0.60 of 1% of average daily net assets on the first $200 million of average daily net assets;
0.50 of 1% up to and  including  $1.3 billion of average  daily net assets;  and
0.40 of 1% on average daily net assets in excess of $1.3 billion.

The Mutual Discovery Fund and Mutual Shares Fund are obligated to pay Franklin Mutual a monthly fee, based upon each Portfolio's average daily net assets, computed at the annual rate of .80 of 1% and .60 of 1%, respectively, of average daily net assets.

Under the management agreement with Templeton Nassau, the Global Growth Fund is obligated to pay Templeton Nassau a monthly fee equal to an annual rate of 1.0% of the value of its average daily net assets up to and including $100 million; 0.90% of the value of average daily net assets over $100 million up to and including $250 million; 0.80% of the value of the average daily net assets over $250 million up to and including $500 million; and 0.75% of the value of the average daily net assets over $500 million.

Under the management agreement with Templeton Singapore, the Developing Markets Fund is obligated to pay Templeton Singapore a monthly fee equal to an annual rate of 1.25% of the value of its average daily net assets.

Under the management agreement with Templeton Nassau, the Asset Allocation Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.65% of the value of its average daily net assets up to and including $200 million, 0.585% of the value of the average daily net assets over $200 million up to and including $1.3 billion; and 0.52% of the value of the average daily net assets over $1.3 billion.

Templeton Florida, as subadviser for the Asset Allocation Fund under a contract with Templeton Nassau, receives a monthly fee from Templeton Nassau at the annual rate of 0.25% of the value of the Portfolio's average daily net assets up to and including $200 million; 0.225% of average daily net assets over $200 million up to and including $1.3 billion; and 0.20% of the value of net assets over $1.3 billion.

Under a management agreement with Templeton Florida, the International Smaller Companies Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.85% of the value of its average daily net assets up to and including $200 million, 0.765% of the value of the average daily net assets over $200 million up to and including $1.3 billion; and 0.68% of the value of the average daily net assets over $1.3 billion.

The Managers may determine in advance to limit the management fees or to assume responsibility for the payment of certain operating expenses relating to the operations of any Portfolio, which may have the effect of decreasing the total expenses and increasing the yield of such Portfolio. Any such action is voluntary and may be terminated by the Managers at any time unless otherwise indicated. For at least to the end of the fiscal year, December 31, 1998, Advisers has agreed to limit its management fees and, if necessary, to assume responsibility for payment of each Zero Coupon Fund operating expenses so that each Portfolio's total expenses will not exceed 0.40% of each Portfolio's average net assets. With respect to the Money Fund, during 1997, Advisers limited its management fees such that aggregate expenses, including management fees of 0.43%, represented 0.45% of the Money Fund's average daily net assets.

Except as indicated below, the management and subadvisory agreements with the Managers are in effect until April 30, 1999, and may continue thereafter provided they are approved for periods not to exceed one year by (i) the Trust's Board or the vote of a majority of the outstanding shares of that the affected Portfolio, and (ii) a majority of the Trustees who are not parties to the Agreements or interested persons of any such party (other than as Trustees).

The management agreements for the Mutual Discovery and Mutual Shares Funds are in effect for an initial period of two years. These management agreements may continue from year to year thereafter under the same provisions mentioned above. The management agreement with respect to any Portfolio may be terminated without penalty at any time by the Portfolio or by the Managers on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Pursuant to the management agreements and subadvisory agreements, the Managers provide investment research and Portfolio management services, including the selection of securities for each Portfolio to purchase, hold or sell, and the selection of brokers through whom each such Portfolio's transactions are executed. The Managers' activities are subject to the review and supervision of the Board, and Templeton Florida as subadviser to certain Portfolios is subject to the overview of each Portfolio's respective Manager, to whom the Managers render periodic reports of each Portfolio's investment activities. The Managers, or in certain cases, the Fund Administrator, provide each Portfolio with executive and administrative personnel, office space and facilities, and pay certain additional administrative expenses incurred in connection with the operation of each Portfolio. Each Portfolio bears all of its expenses not assumed by the Managers or Fund Administrator. Each class pays its proportionate share of a Portfolio's management fees. The Managers are covered by fidelity insurance on their officers, directors and employees for the protection of the Trust. See the Statement of Operations in the financial statements included in the Annual Report to Shareholders for the year ended December 31, 1997, for additional details of these expenses. The table below sets forth on a per Portfolio basis the management fees that would have been accrued by the Managers and Fund Administrators and the management fees actually paid by the Portfolios for the fiscal years ended December 31, 1997, 1996 and 1995.


                                                         MANAGEMENT     MANAGEMENT
                                                          AND FUND       AND FUND
                                                       ADMINISTRATION  ADMINISTRATION
                                                        FEES ACCRUED     FEES PAID
1997

Money Fund ............................................. $2,072,982      $1,740,190
Global Income Fund .....................................  1,133,609       1,133,609
High Income Fund .......................................  2,305,480       2,305,480
Government Fund ........................................  3,775,626       3,775,626
Zero Coupon Fund - 2000 ................................    724,202         442,683
Zero Coupon Fund - 2005 ................................    485,690         290,964
Zero Coupon Fund - 2010 ................................    491,457         293,620
Income Securities Fund .................................  6,348,820       6,348,820
Rising Dividends Fund ..................................  4,942,390       4,942,390
Global Utility Fund (formerly the Utility Equity Fund) .  5,139,011       5,139,011
Growth and Income Fund .................................  5,667,415       5,667,415
Natural Resources Fund (formerly the Precious Metals Fund)
                                                            584,675         584,675
Real Estate Fund .......................................  1,988,023       1,988,023
Small Cap Fund .........................................  1,878,273       1,878,273
International Equity Fund ..............................  9,676,740       9,676,740
Pacific Fund ...........................................  2,608,312       2,608,312
Asset Allocation Fund ..................................    526,125         526,125
Developing Markets .....................................  4,277,977       4,277,977
Global Growth ..........................................  5,894,743       5,894,743
International Smaller Companies Fund ...................    239,272         239,272
Growth Fund ............................................    558,503         558,503
Mutual Discovery Fund ..................................    930,954         930,954
Mutual Shares Fund .....................................  1,265,341       1,265,341



                                                         MANAGEMENT      MANAGEMENT
                                                          AND FUND        AND FUND
                                                       ADMINISTRATION  ADMINISTRATION
                                                        FEES ACCRUED      FEES PAID

1996
Money Fund ............................................. $2,225,389      $1,781,802
Global Income Fund .....................................  1,262,055       1,262,055
High Income Fund .......................................  1,985,566       1,985,566
Government Fund ........................................  3,162,073       3,162,073
Zero Coupon Fund - 2000 ................................    790,492         494,949
Zero Coupon Fund - 2005 ................................    503,611         299,714
Zero Coupon Fund - 2010 ................................    490,108         291,798
Income Securities Fund .................................  6,130,804       6,130,804
Rising Dividends Fund ..................................  3,785,807       3,785,807
Global Utility Fund (formerly the Utility Equity Fund) .  6,097,507       6,097,507
Growth and Income Fund .................................  4,643,546       4,643,546
Natural Resources Fund (formerly the Precious Metals Fund)                  754,383
754,383
Real Estate Fund .......................................  1,335,653       1,335,653
Small Cap Fund .........................................    694,975         694,975
International Equity Fund ..............................  7,945,053       7,945,053
Pacific Fund ...........................................  3,343,850       3,343,850
Asset Allocation Fund ..................................    272,732         272,732
Developing Markets .....................................  2,887,400       2,887,400
Global Growth ..........................................  4,016,061       4,016,061
International Smaller Companies Fund ...................     56,389          56,389
Growth Fund ............................................     86,028          86,028
Mutual Discovery Fund ..................................     11,033          11,033
Mutual Shares Fund .....................................     11,822          11,822


                                                         MANAGEMENT      MANAGEMENT
                                                          AND FUND        AND FUND
                                                       ADMINISTRATION  ADMINISTRATION
                                                        FEES ACCRUED      FEES PAID

1995
Money Fund ............................................. $2,295,252      $1,700,943
Global Income Fund .....................................  1,354,128       1,354,128
High Income Fund .......................................  1,700,257       1,700,257
Government Fund ........................................  3,038,772       3,038,772
Zero Coupon Fund - 2000 ................................    721,943         439,204
Zero Coupon Fund - 2005 ................................    425,696         249,803
Zero Coupon Fund - 2010 ................................    398,959         233,644
Income Securities Fund .................................  5,335,780       5,335,780
Rising Dividends Fund ..................................  2,858,740       2,858,740
Global Utility Fund (formerly the Utility Equity Fund) .  6,002,369       6,002,369
Growth and Income Fund .................................  3,283,721       3,283,721
Natural Resources Fund (formerly the Precious Metals Fund)                  702,034
702,034
Real Estate Fund .......................................  1,110,443       1,110,433
Small Cap Fund .........................................      9,054           9,054
International Equity Fund ..............................  6,748,353       6,748,353
Pacific Fund ........................................... 3,148,402        3,148,402
Asset Allocation Fund ..................................     52,421          52,421
Developing Markets .....................................  1,636,864       1,636,864
Global Growth Fund .....................................  2,309,970       2,309,970]

Please refer to the "Officers and Trustees" table which indicates officers and trustees who are affiliated persons of the Trust, the Managers and the Insurance Companies.

DEFENSIVE DISTRIBUTION PLANS

Each Portfolio's management agreement includes a distribution or "Rule 12b-1" plan (the "Defensive Plan"). However, no payments are to be made by any Portfolio as a result of the Defensive Plan. The Portfolios do not make any payments other than payments for which the Portfolios are otherwise obligated to make pursuant to the applicable then effective management agreements, the Class 2 Distribution Plan for each Portfolio (see "Class 2 Distribution Plans" below) or as incurred in the ordinary course of their business. To the extent payments are nevertheless deemed indirectly to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Portfolio within the context of rule 12b-1, such payments shall be deemed to have been made pursuant to the Defensive Plan. In connection with their approval of the applicable management agreements, the Board, including a majority of the non-interested trustees, determined that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the implementation of the respective Defensive Plans will benefit each Portfolio and the Contract Owners whose purchase payments have indirectly been invested in each Portfolio.

FUND ADMINISTRATOR

Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Boulevard, San Mateo, California 94404 serves as Fund Administrator. It provides certain administrative facilities and services for the Portfolios, including preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements.

FT Services is employed directly by the Asset Allocation, Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares and Value Funds, and through subcontracts by the Managers of all the other Portfolios.

TRANSFER AGENT

Franklin Templeton Investor Services, Inc., a wholly owned subsidiary of Resources, maintains shareholder's records, processes purchases and redemptions of each Portfolio's shares and acts as the Trust's transfer agent and dividend-paying agent.

CUSTODIANS

The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Trust. In addition, Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, also acts as custodian for the Global Growth, Developing Markets, Asset Allocation, and International Smaller Companies Funds. The Custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the Trust's independent auditor. During the fiscal year ended December 31, 1997, the auditor's services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997 and in this Statement of Additional Information.

RESEARCH SERVICES

Research services may be provided to the Managers by various affiliates. Such services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the Portfolios. Such supplemental research, when utilized, is subject to analysis by the Managers before being incorporated into the investment advisory process.

POLICIES REGARDING BROKERS
USED ON SECURITIES TRANSACTIONS

The Managers select brokers and dealers to execute portfolio transactions in accordance with criteria set forth in the respective management and subadvisory agreements referenced herein and any directions that the Board may give.

When placing a portfolio transaction, the Managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by each Portfolio is negotiated between the Portfolio's Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the Managers' overall responsibilities to client accounts over which they exercise investment discretion. The services the brokers may provide to the Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national, or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Portfolios. They must, however, be of value to the Managers in carrying out their overall responsibilities to their clients.

To the extent Portfolios invest in bonds or other principal transactions which occur at net prices, the Portfolios incur little or no brokerage costs. The Portfolios deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchase of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolios seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the Managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Portfolio shares, as well as shares of other portfolios in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker dealers to execute a Portfolio's transactions.


Because Franklin Templeton Distributors, Inc. ("Distributors"), an affiliate of the Managers and the Trust's underwriter, is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Portfolio tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Portfolio, any portfolio securities tendered by the Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of certain of the Portfolios and other portfolios or other investment companies or clients supervised by the Managers or their affiliates are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all, by the Managers, taking into account the respective sizes of the Portfolios or clients and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security, in so far as a particular Portfolio is concerned. However, in other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Portfolios.

During the past three fiscal years ended December 31, 1997, or since inception, each Portfolio paid brokerage commissions as follows:

PORTFOLIO                                             1995        1996      1997
--------------------------------------------------------------------------------

Money Fund .....................................       $ 0        $0         $0
Global Income Fund .............................         0         0          0
High Income Fund ...............................         0         0          0
Government Fund ................................         0         0          0
Zero Coupon Fund - 2000 ........................         0         0
Zero Coupon Fund - 2005 ........................         0         0          0
Zero Coupon Fund - 2010 ........................         0         0          0
Growth and Income Fund  ........................ 2,368,736  848,162   1,277,652
Income Securities Fund .........................   175,429  211,977     130,787
Real Estate Fund ...............................   182,818   89,985     213,815
Rising Dividends Fund ..........................   272,848  485,120     615,127
Asset Allocation Fund ..........................    24,490   62,209     131,597
Global Utility Fund
 (formerly the Utility Equity Fund) ............  652,221  1,277,007    987,011
Natural Resources Fund
 (formerly the Precious Metals Fund) ...........   111,982   149,263    347,537
Small Cap Fund .................................     9,622   183,601    242,801
Developing Markets Fund ........................   589,426   604,200  1,147,089
Global Growth Fund .............................   956,434         -    860,436
nternational Equity Fund .......................   824,409 1,015,004  1,842,559
Pacific Growth Fund ............................ 1,040,361   487,464    487,776
International Smaller Companies Fund ...........         -    10,847    109,554
Capital Growth Fund ............................         -    44,722     57,736
Mutual Discovery Fund ..........................         -    20,812      247,5
Mutual Shares Fund .............................         -    31,174      310,4

As of December 31, 1997, the Money Fund owned securities issued by Merrill Lynch & Company, and Morgan Stanley & Co. Inc., the Growth and Income Fund owned securities issued by J.P. Morgan Securities Inc., the Global Growth Fund owned securities issued by A.G. Edwards, Inc., and Morgan Stanley & Co. Inc., the Asset Allocation Fund owned securities issued by Merrill Lynch & Company, and Morgan Stanley & Co. Inc., the Mutual Discovery Securities Fund owned securities issued by Morgan Stanley & Co. Inc., and the Mutual Shares Securities Fund owned securities issued by Morgan Stanley & Co. Inc., and Lehman Brothers, Inc., which were valued in the aggregate at $9,914,000, $14,985,000, $13,082,000,
$5,807,000, $6,096,000, $445,000, $1,183,000, $384,000, $6,208,000 and $561,000,
respectively. Except as stated above, no Portfolio owned any securities issued by its regular broker-dealers as of the end of such fiscal year.

THE TRUST'S UNDERWRITER


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each class of each Portfolio's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Trust's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Trust shares, except to the extent these expenses are borne by the Investment Companies, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Trust pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to receive payment under the Rule 12b-1 plan for the Class 2 shares of each Portfolio, as discussed below. Distributors receives no other compensation from the Portfolios for acting as underwriter.

CLASS 2 DISTRIBUTION PLANS


As of December 28, 1998, the Trust has adopted a distribution plan or "Rule 12b-1" Plan in respect to its Class 2 shares ("Class 2 Plan") pursuant to rule 12b-1 of the 1940 Act. Under the Class 2 Plans, each Portfolio may pay up to a maximum of 0.35% per year of the average daily net assets attributable to their respective Class 2 shares. The Board, however, has set the current rate at 0.30% per year. These fees may be used to compensate Distributors, the Insurance Companies or others for distribution and related services and as a servicing fee.


The terms and provisions of the Plans, including terms and provisions relating to required reports, term, and approval, are consistent with Rule 12b-1. In no event shall the aggregate asset-based sales charges, which include payments made under each Plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

Each Class 2 Plan has been approved in accordance with the provisions of Rule 12b-1. The Class 2 Plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The Class 2 Plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a management agreement with an Investment Manager, or by vote of a majority of the outstanding shares of the class. Distributors, the Insurance Companies or others may also terminate their respective distribution or service agreement at any time upon written notice.

The Class 2 Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the relevant Portfolio's class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

A Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Class 2 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

ADDITIONAL INFORMATION REGARDING
VALUATION AND REDEMPTION OF SHARES OF THE PORTFOLIOS

CALCULATION OF NET ASSET VALUE


As noted in the prospectus, the net asset value of Trust shares will generally be calculated only on days when the New York Stock Exchange (the "Exchange") is open for trading, even though trading in the portfolio securities of a Portfolio may occur on other days in other markets or over-the-counter. As of the date of this Statement of Additional Information, the Trust is informed that the Exchange will be closed in observance of the following holidays: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


PORTFOLIOS OTHER THAN MONEY FUND

For the purpose of determining the aggregate net assets of each Portfolio (except the Money Fund), cash and receivable are valued at their realizable amounts, interest is recorded as accrued, and dividends are recorded on the ex-dividend date.

Portfolio securities listed on a securities exchange or on NASDAQ for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Managers. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any option held by a Portfolio is its last sales price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. If a Portfolio should have an open option position as to a security, the valuation of the contract will be within the range of the bid and ask prices.


The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the Exchange, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which values and rates are determined and the close of the Exchange and will, therefore, not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of these foreign securities occur during such periods, then these securities will be valued in accordance with procedures established by the Board.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the Exchange on each day on which the Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every Exchange business day. Furthermore, trading takes place in various foreign markets on days which are not business days for the Exchange and on which the Portfolios' net asset value are not calculated. Thus, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and, if events materially affecting the value of these foreign securities occur, they will be valued at fair market value as determined by the Managers and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and Money Market Instruments is substantially completed each day at various times prior to the close of the Exchange. The value of these securities used in computing the net asset value of the Portfolios' shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the Exchange that will not be reflected in the computation of the Portfolios' net asset values. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Portfolio may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

All Money Market Instruments owned by Portfolios, other than the Money Market Fund, are valued at current market, as discussed above.

MONEY MARKET FUND

The valuation of the Portfolio's securities (including any securities held in the segregated account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a portfolio utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The opposite would apply in a period of rising interest rates.

The Portfolio's use of amortized cost which helps the Portfolio maintain its net asset value per share of $1 is permitted by a Rule adopted by the SEC. Under this rule the Portfolio must adhere to certain conditions. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those U.S. dollar-denominated instruments that the Board determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. Securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year. The trustees have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1. These procedures include review of the Portfolio's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action that they regard as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION REGARDING TAXATION

As stated in the prospectus, each Portfolio intends to be treated as a regulated investment company under Subchapter M of the Code.

Any Portfolio's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Portfolio treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contacts and certain foreign currency contacts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Portfolio will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolio's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of
Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Portfolio. The acceleration of income on Section 1256 positions may require the Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Portfolio.

When a Portfolio holds an option or contract which substantially diminishes the Portfolio's risk of loss with respect to another position of the Portfolio (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order for a Portfolio to qualify as a regulated investment company, at least 90% of the Portfolio's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than 3 months. Foreign exchange gains, derived by a Portfolio with respect to the Portfolio's business investing in stock or securities, or options or futures with respect to such stock or securities constitute income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to a Portfolio's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than 3 months are treated as derived from the disposition of securities held less than 3 months in determining the Portfolio's compliance with the 30% limitation. The Portfolios will limit their activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% test described above or be deemed to be derived from the disposition of securities held less than three months in determining a Portfolio's compliance with the 30% limitation. The Portfolios will limit their interest rate and currency swaps to the extent necessary to comply with these requirements.

If a Portfolio owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Portfolio does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Portfolio may be subject to U.S. federal income on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Portfolio to its U.S. shareholders. The Portfolio may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Portfolio as a result of its ownership on shares of a PFIC will not give rise to a deduction or credit to the Portfolio or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by a Portfolio in a PFIC would be treated as an excess distribution received by the Portfolio in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which the Portfolio will be required to distribute to shareholders even though the Portfolio has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

HOW THE TRUST MEASURES PERFORMANCE


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Portfolio be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by a Portfolio are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by a portfolio to compute or express performance follows.

Because the Trust only offers its shares to Insurance Company separate accounts for use in variable annuity and variable life insurance contracts, to the extent required by SEC rules, the advertised performance of the Portfolios will be displayed no more prominently than standardized performance of the applicable insurance company separate accounts/contracts. For information about how an Insurance Company may advertise such performance, please consult the contract prospectus which accompanies the Trust prospectus.

Regardless of the method used, past performance does not guarantee future results, and is an indication of the return only for the limited historical period used.

Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the investment was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum sales charge currently in effect.

The total return performance for each portfolio's Class 2 shares for the periods prior December 28, 1998, when the Trust's Class 2 shares commenced operations, will represent the historical results of Class 1 Shares. Performance of Class 2 shares for the periods after December 28, 1998 will reflect Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Historical performance data for Class 2 shares, based on Class 1 performance, will generally not be restated to include 12b-1 fees, although each portfolio may restate these figures consistent with SEC rules.

The average annual total returns for each portfolio as of the end of the most recent fiscal year are set forth in the Trust's most recent Annual Report, which is incorporated herein by reference. See "Financial Statements," below.


From time to time, the "yield" and "effective yield" of the Money Fund may be advertised. Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Fund refers to the income generated by an investment in the Money Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


From time to time, the current yields of the Portfolios, other than the Money Fund, may be published in advertisements and communications to Contract Owners. The current yield for each Portfolio will be calculated by dividing the annualization of the income earned by the Portfolio during a recent 30-day period by the net asset value per share at the end of such period. In addition, aggregate, cumulative and average total return information for each Portfolio over different periods of time may also be advertised. Except as stated above, each class of each Portfolio's shares will use the same methods for calculating its performance.

A distribution rate for each Portfolio may also be published in communications preceded or accompanied by a copy of the Portfolios' current prospectus. The current distribution rate for a Portfolio will be calculated by dividing the annualization of the total distributions made by that Portfolio during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each Portfolio will also be published along with publication of its distribution rate.


Hypothetical performance information may also be prepared for sales literature or advertisements. See "Performance Data" in the appropriate insurance company separate account prospectus and "Calculation of Performance Data" in the appropriate insurance company separate account SAI.

MISCELLANEOUS INFORMATION


The organizational expenses of certain series of the Trust are being amortized on a straight-line basis over a period of five years from the commencement of the offering of any such Portfolio's shares. Contract owners allocating payments to shares of a Portfolio after the effective date of the Trust's Registration Statement under the Securities Act of 1933 will be bearing such expenses during the amortization period only as such charges are accrued daily against the investment income of that Portfolio.

As of November 24, 1998, Allianz Life Variable Account A, Allianz Life Variable Account B and Preferred Life Variable Account C owned, 0.31%, 92.15% and 7.54%, respectively, of the issued and outstanding shares of the Trust.]


Contract owners will be informed of each Portfolio's progress through periodic reports. Financial statements certified by independent public auditors will be available at least annually.

Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and, (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a portfolio or other client.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of each Portfolio's assets for any shareholder held personally liable for obligations of that Portfolio or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio or the Trust and shall satisfy any judgment thereon. All such rights are limited to the assets of the Portfolio of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Portfolios by the SEC. The prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC, copies of which may be obtained from the SEC upon payment of the prescribed fee.

PORTFOLIO SIMILARITY

The investment objectives and policies of certain Portfolios are similar but not identical to those of certain public Franklin Templeton Funds indicated in the table below. BECAUSE OF DIFFERENCES IN PORTFOLIO SIZE, THE INVESTMENTS HELD, THE TIMING OF PURCHASES OF SIMILAR INVESTMENTS, CASH FLOWS, MINOR DIFFERENCES IN CERTAIN INVESTMENT POLICIES, INSURANCE PRODUCT RELATED TAX DIVERSIFICATION REQUIREMENTS, STATE INSURANCE REGULATIONS, AND ADDITIONAL ADMINISTRATIVE AND INSURANCE COSTS ASSOCIATED WITH INSURANCE COMPANY SEPARATE ACCOUNTS, THE INVESTMENT PERFORMANCE OF THE FRANKLIN VALUEMARK FUNDS WILL DIFFER FROM THE PERFORMANCE OF THE CORRESPONDING FRANKLIN TEMPLETON FUNDS.

FRANKLIN VALUEMARK FUNDS                  FRANKLIN TEMPLETON FUNDS

                                          Franklin Custodian Funds, Inc.:
Capital Growth Fund                       - Growth Series
                                          Franklin Strategic Series:
Global Health Care Securities Fund        -Franklin Global Health Care Fund
                                          Franklin Strategic Series:
Global Utilities Securities Fund          -Franklin Global Utilities Fund
 (formerly Utility Equity Fund)
High Income Fund                          AGE High Income Fund, Inc.
                                          Franklin Custodian Funds, Inc.:
Income Securities Fund                    - Income Series
Money Market Fund                         Franklin Money Fund
                                          Franklin Mutual Series Fund Inc.:
Mutual Shares Securities Fund             Mutual Shares Fund
Mutual Discovery Securities Fund          Mutual Discovery Fund
                                          Franklin Strategic Series:
Natural Resources Fund                    -Franklin Natural Resources Fund
 (formerly Precious Metals Fund)
                                          Franklin Real Estate Securities Trust:
Real Estate Securities Fund               - Franklin Real Estate Securities Fund
                                          Franklin Managed Trust:
Rising Dividends Fund                     - Franklin Rising Dividends Fund
                                          Franklin Strategic Series:
Small Cap Fund                            - Franklin Small Cap Growth Fund
Templeton Developing Markets Equity Fund  Templeton Developing Markets Trust
                                        Templeton Variable Products Series Fund:
Templeton Global Asset Allocation Fund    - Templeton Asset Allocation Fund
Templeton Global Growth Fund              Templeton Growth Fund, Inc.
                                          Franklin Investors Securities Trust:
Templeton Global Income Securities Fund   Franklin Global Government Income Fund
                                         Franklin Templeton International Trust:
Templeton Pacific Growth Fund             - Templeton Pacific Growth Fund
                                          Franklin Custodian Funds, Inc.:
U.S. Government Securities Fund           U.S. Government Securities Series
                                          Franklin Value Investors Trust
Value Securities Fund                     -Franklin Value Fund

FINANCIAL STATEMENTS

The audited financial statements contained in the Trust's Annual Report for the fiscal year ended December 31, 1997, including the auditor's report, and the unaudited financial statements contained in the Trust's Semi Annual Report to Shareholders, for the six-month period ended June 30, 1998, are incorporated herein by reference.



                           FRANKLIN VALUEMARK FUNDS
                        File Nos. 33-23493 & 811-5583

                                  FORM N-1A
                                    PART C
                              OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

a)   Financial Statements

(1) Unaudited Financial Statements incorporated herein by reference to the Registrant's Semi Annual Report to Shareholders dated June 30, 1998, as filed with the SEC electronically on Form Type N-30D on September 11, 1998

            (i)    Financial Highlights

            (ii)   Statements of Investments - June 30, 1998 (unaudited)

            (iii)  Statements of Assets and Liabilities - June 30,1998
                   (unaudited)

            (iv) Statements of Operations for the six months ended June 30, 1998 (unaudited)

            (v) Statements of Changes in Net Assets for the six months ended June 30, 1998 and the year ended December 31, 1997 (unaudited)

            (vi)   Notes to Financial Statements

(2) Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated December 31, 1997, as filed with the SEC electronically on Form Type N-30D on March 10, 1998

           (i)     Financial Highlights

           (ii)    Statements of Investments - December 31, 1997

           (iii)   Statements of Assets and Liabilities - December 31, 1997

           (iv)    Statements of Operations for the year ended December 31, 1997

           (v) Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996

           (vi)    Notes to Financial Statements

           (vii)  Report of Independent Accountants

      b) Exhibits:

      The following exhibits are incorporated by reference, except exhibits 1(iii), 6(i), 11(i), 15(i) and 18(i) which are included.

      (1)   Copies of the charter as now in effect;

            (i)   Agreement and Declaration of Trust dated April 20, 1988
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust dated October 21, 1988
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

           (iii)  Certificate of Amendment of Agreement and Declaration of
                  Trust

      (2) Copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

           (ii)   Certificate of Amendment of By-Laws dated May 16, 1995
                  Filing: Post-Effective Amendment No. 16 to
                  Registration Statement on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

                  Not Applicable

     (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities copies of each security being registered;

                  Not Applicable

      (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated January 24, 1989
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (ii)  Addendum to Investment Management Agreement dated March
                  14, 1989
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (iii) Management Agreement between Registrant, on Behalf of
                  International Equity Fund and Pacific Growth Fund, and Franklin Advisers, Inc. dated January 22, 1992
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (iv) Subadvisory Agreement between Franklin Advisers, Inc. and Templeton Investment Counsel, Inc. dated January 1, 1993
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (v) Management Agreement between Registrant on Behalf of Franklin Rising Dividends Fund, and Franklin Advisory Services, Inc. dated July 1, 1996
                  Filing: Post-Effective Amendment No. 20 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 30, 1996

            (vi) Investment Management Agreement between the Registrant, on behalf of the Templeton Global Global Growth, and Templeton, Galbraith & Hansberger Ltd. dated March 15, 1994
                  Filing: Post-Effective Amendment No. 16 to
                  Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (vii) Subadvisory Agreement between Franklin Advisers, Inc. and
                  Templeton Investment Counsel, on behalf of Global Income Fund dated August 1, 1994
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (viii)Investment Management Agreement between Registrant,
                  on behalf of Templeton Global Asset Allocation Fund, and Templeton Galbraith & Hansberger, Ltd. dated April 19, 1995
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (ix) Subadvisory Agreement between Templeton Galbraith & Hansberger, Ltd. and Templeton Investment Counsel, Inc., on behalf of Templeton Global Asset Allocation Fund dated April 19, 1995
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (x) Fund Administration Agreement between Registrant on behalf of Templeton Global Asset Allocation Fund, and Franklin Templeton Services, Inc. dated October 1, 1996
                  Filing: Post-Effective Amendment No. 22 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1997

            (xi) Management Agreement between Registrant, on Behalf of Small Cap Fund dated October 11, 1995
                  Filing: Post-Effective Amendment No. 20 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date:  August 30, 1996

            (xii) Investment Management Agreement between Registrant, on behalf of Templeton Developing Markets Equity Fund, dated October 1, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: October 27, 1995

            (xiii)Fund Administration Agreement between Registrant, on behalf of International Smaller Companies Fund, and Franklin Templeton Services, Inc., dated October 1, 1996
                  Filing: Post-Effective Amendment No. 22 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1997

            (xiv) Investment Management Agreement between Registrant, on behalf of International Companies Fund and Templeton Investment Counsel, Inc. dated January 18, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 14, 1996

            (xv) Management Agreement between Registrant, on behalf of Capital Growth Fund and Franklin Advisers, Inc. dated January 18, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 14, 1996

            (xvi) Amendment to Management Agreement between Registrant and
                  Franklin Advisers, Inc. dated August 1, 1995
                  Filing: Post-Effective Amendment No. 20 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 30, 1996

            (xvii)Management Agreement between Registrant, on Behalf
                  of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and Franklin Mutual Advisers, Inc. dated October 18, 1996
                  Filing: Post-Effective Amendment No. 22 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1997

            (xviii)Fund Administration Agreement between Registrant, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and Franklin Templeton Services, Inc., dated October 18, 1996
                  Filing: Post-Effective Amendment No. 22 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1997

            (xix) Management Agreement between Registrant, on behalf of
                  Global Health Care Securities Fund dated December 9, 1997
                  Filing: Post-Effective Amendment No. 23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1998

           (xx) Management Agreement between Registrant, on behalf of Value Securities Fund dated December 9, 1997
                  Filing: Post-Effective Amendment No. 23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1998

           (xxi) Fund Administration Agreement between Registrant, on behalf of Value Securities Fund Dated December 9, 1997
                  Filing: Post-Effective Amendment No. 23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1998

           (xxii) Fund Administration Agreement between Registrant, on behalf of Global Health Care Securities Fund dated December 9, 1997
                  Filing: Post-Effective Amendment No. 23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 28, 1998

           (xxiii)Amendment to Investment Management Agreement between
                  Registrant, on behalf of Templeton Developing Markets Equity Fund, and Templeton Asset Management Ltd. dated October 1, 1995
                  Filing: Post-Effective Amendment No.23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: February 12, 1998

           (xxiv) Addendum to Investment Management Agreement between Registrant, on behalf of Templeton Developing Markets Equity Fund, and Templeton Asset Management Ltd. dated December 9, 1997
                  Filing: Post-Effective Amendment No.24 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 30, 1998

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                  (i) Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc.

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of Trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

                  Not Applicable

      (8)   copies of all custodian agreements and depository contracts under
            Section 17(f) of the Investment Company Act of 1940 (the " 1940 Act" ), with respect to securities and similar investments of the Registrant, including the schedule of renumeration;

            (i) Foreign Exchange Netting Agreement between Franklin Valuemark Funds, on behalf of the International Equity Fund, and Morgan Guaranty Trust Company of New York, dated March 19, 1992
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date:  August 19, 1995
                  Foreign Exchange Netting Agreement between Franklin Valuemark Funds, on behalf of the Pacific Growth Fund, and Morgan Guaranty Trust Company of New York, dated March 19, 1992
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date:  August 19, 1995

            (ii) Custody Agreement between Registrant, on behalf of the Templeton Developing Markets Equity Fund and the Templeton Global Growth Fund, and The Chase Manhattan Bank, N.A. dated March 15, 1994
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date:  August 19, 1995

           (iii) Master Custody Agreement between the Registrant and the Bank of New York, dated February 16, 1996
                  Filing: Post-Effective Amendment No. 19 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 24, 1996

           (iv) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996.
                  Filing: Post-Effective Amendment No. 19 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 24, 1996

           (v) Amendment to Global Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. dated April 1, 1996
                  Filing: Post-Effective Amendment No. 23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 29, 1997

           (vi) Amendment to Master Custody Agreement between Registrant and the Bank of New York, dated April 1, 1996
                  Filing: Post-Effective Amendment No. 23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 29, 1997

           (vii) Letter Agreement between Registrant and the Bank of New York, dated April 22, 1996
                  Filing: Post-Effective Amendment No. 19 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 24, 1996

           (viii) Custody Agreement between Registrant, on behalf of Mutual Discovery Securities Fund and Mutual Shares Securities Fund, and the State Street Bank and Trust Company dated November 8, 1996
                  Filing: Post-Effective Amendment No. 23 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 29, 1997

      (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                  Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            (i)   Opinion and Consent of Counsel dated September 17, 1987
                  Filing:  Post Effective Amendment No. 16 to the
                  Registration Statement on Form N-1A
                  File No. 33-23493
                  Filing Date:  August 19, 1996

      (11) Copies of any other rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (ii)   Consent of Independent Accountants

      (12)  all financial statements omitted from Item 23;

                  Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)   Letter of Understanding dated April 11, 1995
                  Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: August 19, 1995

            (ii)  Letter of Understanding dated September 12, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: October 27, 1996

            (iii) Letter of Understanding dated April 4, 1996
                  Filing: Post-Effective Amendment No. 19 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 24, 1996

            (iv)  Letter of Understanding dated October 21, 1996
                  Filing: Post-Effective Amendment No. 21 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: October 31, 1996

            (v)   Letter of Understanding dated April 23, 1998
                  Filing: Post-Effective Amendment No. 24 to Registration Statement of Registrant on Form N-1A
                  File No. 33-23493
                  Filing Date: April 30, 1998

       (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

                  Not Applicable

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

       (i)  Class 2 Distribution Plan pursuant to Rule 12b-1

      (16) Schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

            Not Applicable

      (17)  Power of Attorney

      (i)   Power of Attorney dated July 18, 1995
            Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
            File No. 33-23493
            Filing Date: August 19, 1995

      (ii)  Certificate of Secretary dated July 18, 1995
            Filing: Post-Effective Amendment No. 16 to Registration Statement of Registrant on Form N-1A
            File No. 33-23493
            Filing Date: August 19, 1995

       (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act.

            (i)    Multiple Class Plan for all series of Registrant

Item 25     Persons Controlled by or under Common Control with Registrant

                  None

ITEM 26     NUMBER OF HOLDERS OF SECURITIES

      As of November 24, 1998, the number of record holders of each class of securities of the Registrant are as follows:

                                          Number of Record Holders
                                          CLASS 1                 CLASS 2
                                          -------------------------------
Money Market Fund                               3                 0
Growth and Income Fund                          3                 0
Natural Resources Securities Fund               3                 0
Real Estate Securities Fund                     3                 0
Global Utilities Securities Fund                3                 0
High Income Fund                                3                 0
Templeton Global Income Securities Fund         3                 0
Income Securities Fund                          3                 0
U.S. Government Securities Fund                 3                 0
Zero Coupon Fund - 2000                         3                 0
Zero Coupon Fund - 2005                         3                 0
Zero Coupon Fund - 2010                         3                 0
Rising Dividends Fund                           3                 0
Templeton Pacific Growth Fund                   3                 0
Templeton Developing Markets Equity Fund        3                 0
Templeton Global Growth Fund                    3                 0
Templeton Global Asset Allocation Fund          3                 0
Small Cap Fund                                  3                 0
Capital Growth Fund                             3                 0
Templeton International Smaller Companies Fund  3                 0
Mutual Discovery Securities Fund                3                 0
Mutual Shares Securities Fund                   3                 0
Global Health Care Securities Fund              3                 0
Value Securities Fund                           3                 0

ITEM 27     INDEMNIFICATION

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) The officers and directors of the Registrant's investment adviser also serve as officers and/or directors or trustees for (1) the corporate parent of Franklin Advisers, Inc., (" Advisers" ) the investment manager of 17 of Registrant's Funds, Franklin Resources, Inc. (" Resources" ), and/or
(2) other investment companies in the Franklin Group of Funds. For additional information, please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

      (b)   Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc. (" TICI" ), an indirect, wholly owned subsidiary of Resources, serves as adviser to the International Smaller Companies Fund and as sub-adviser to certain of the Funds, furnishing to Advisers and to Templeton Global Advisers Limited in that capacity portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of TICI (SEC File 801-15125), incorporated herein by reference, which set forth the officers and directors of TICI and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

      (c) Templeton Global Advisers Limited, formerly known as Templeton Galbraith and Hansberger Ltd.

Templeton Global Advisers Limited (" Templeton Nassau" ), an indirect, wholly owned subsidiary of Resources, serves as investment manager to Templeton Global Growth Fund and Templeton Global Asset Allocation Fund. For additional information please see Part B and Schedules A and D of Form ADV of Templeton Nassau (SEC File 801-42343), incorporated herein by reference, which set forth the officers and directors of Templeton Nassau and information as to any business, profession, vocation of employment of a substantial nature engages in by those officers and directors during the past two years.

       (d) Templeton Asset Management Ltd., formerly known as Templeton Investment Management (Singapore) Pte Ltd.

Templeton Asset Management (" Templeton Singapore" ), an indirect, wholly owned subsidiary of Resources, serves as investment manager to Templeton Developing Markets Equity Fund. For information please see Part B and Schedules A and D of Form ADV of Templeton Singapore (SEC File 801-46997), incorporated herein by reference, which set forth the officers and directors of Templeton Singapore and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

      (e)   Franklin Advisory Services, Inc.

Franklin Advisory Services, Inc. (" Franklin New Jersey" ), an indirect, wholly owned subsidiary of Resources, serves as investment manager to the Rising Dividends Fund and Value Securities Fund. For information please see Part B and Schedules A and D of Form ADV of Franklin New Jersey (SEC File 801-51967), incorporated herein by reference, which set forth the officers and directors of Franklin New Jersey and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

      (f)   Franklin Mutual Advisers, Inc.

Franklin Mutual Advisers, Inc. (" Mutual Advisers" ), an indirect, wholly owned subsidiary of Resources, will serve as investment manager to the Mutual Discovery Growth Fund and the Mutual Series Securities Fund. For information please see Part B and Schedules A and D of Form ADV of Mutual Advisers (SEC File 801-53068), incorporated herein by reference, which set forth the officers and directors of Mutual Advisers and information as to any business, profession, vocation of employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29     PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (" Distributors" ) also acts as principal underwriter of shares of:

      Franklin Asset Allocation Fund
      Franklin California Tax-Free Income Fund, Inc.
      Franklin California Tax-Free Trust
      Franklin Custodian Funds, Inc.
      Franklin Equity Fund
      Franklin Federal Money Fund
      Franklin Federal Tax-Free Income Fund
      Franklin Floating Rate Trust
      Franklin Gold Fund
      Franklin High Income Trust
      Franklin Investors Securities Trust
      Franklin Managed Trust
      Franklin Money Fund
      Franklin Mutual Series Fund Inc.
      Franklin Municipal Securities Trust
      Franklin New York Tax-Free Income Fund
      Franklin New York Tax-Free Trust
      Franklin Real Estate Securities Trust
      Franklin Strategic Mortgage Portfolio
      Franklin Strategic Series
      Franklin Tax-Exempt Money Fund
      Franklin Tax-Free Trust
      Franklin Templeton Fund Allocator Series
      Franklin Templeton Global Trust
      Franklin Templeton International Trust
      Franklin Templeton Money Fund Trust
      Franklin Value Investors Trust
      Institutional Fiduciary Trust

      Templeton American Trust, Inc.
      Templeton Capital Accumulator Fund, Inc.
      Templeton Developing Markets Trust
      Templeton Funds, Inc.
      Templeton Global Investment Trust
      Templeton Global Opportunities Trust
      Templeton Global Real Estate Fund
      Templeton Global Smaller Companies Fund, Inc.
      Templeton Growth Fund, Inc.
      Templeton Income Trust
      Templeton Institutional Funds, Inc.
      Templeton Variable Products Series Fund

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

ITEM 30     LOCATION OF ACCOUNTS AND RECORDS

      The accounts, books or other documents required to be maintained by
Section 31 of the 1940 Act are kept by the Registrant or its shareholder services agent, Franklin Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 31     MANAGEMENT SERVICES

      There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32     UNDERTAKINGS

      (a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in Registrant's Annual Report to Shareholder and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of November, 1998.

                                       FRANKLIN VALUEMARK FUNDS
                                       (Registrant)

                                       By: CHARLES E. JOHNSON*
                                           Charles E. Johnson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

CHARLES E. JOHNSON*                 Principal Executive Officer
Charles E. Johnson                  and Trustee
                                    Dated:  November 30, 1998

MARTIN L. FLANAGAN*                 Principal Financial Officer
Martin L. Flanagan                  Dated:  November 30, 1998

DIOMEDES LOO-TAM*                   Principal Accounting Officer
Diomedes Loo-Tam                    Dated:  November 30, 1998

FRANK H. ABBOTT III*                Trustee
Frank H. Abbott III                 Dated: November 30, 1998

LOWELL C. ANDERSON*                 Trustee
Lowell C. Anderson                  Dated: November 30, 1998

HARRIS J. ASHTON*                   Trustee
Harris J. Ashton                    Dated: November 30, 1998

S. JOSEPH FORTUNATO*                Trustee
S. Joseph Fortunato                 Dated: November 30, 1998

ROBERT F. CARLSON                   Trustee
Robert F. Carlson                   Dated: November 30, 1998

CHARLES B. JOHNSON*                 Trustee
Charles B. Johnson                  Dated: November 30, 1998

RUPERT H. JOHNSON, JR.*             Trustee
Rupert H. Johnson, Jr.              Dated: November 30, 1998

FRANK W.T. LAHAYE*                  Trustee
Frank W.T. LaHaye                   Dated: November 30, 1998

GORDON S. MACKLIN*                  Trustee
Gordon S. Macklin                   Dated: November 30, 1998

*BY  /S/  KAREN L. SKIDMORE, ATTORNEY-IN-FACT
(Pursuant to Power of Attorney previously filed)



                           FRANKLIN VALUEMARK FUNDS
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO              DESCRIPTION                               LOCATION

EX-99.B1(i)             Declaration of Trust                            *

EX-99.B1(ii)            Certificate of Amendment of Agreement and       *
                        Declaration of Trust dated October 21, 1988

EX-99.B1(iii)           Certificate of Amendment of Agreement
                        and Declaration of Trust                      Attached

EX-99.B2(i)             By-Laws                                         *

EX-99.B2(ii)            Certificate of Amendment of By-Laws
                        dated May 16, 1995                              *

EX-99.B5(i)             Management Agreement between                    *
                        Registrant and Franklin Advisers, Inc.
                        dated January 24, 1989

EX-99.B5(ii)            Addendum to Investment Management               *
                        Agreement dated March 14, 1989

EX-99.B5(iii)           Management Agreement between Registrant,        *
                        on behalf of International Equity and Pacific
                        Growth Fund, and Franklin Advisers, Inc. dated
                        January 22, 1992

EX-99.B5(iv)            Subadvisory Agreement between Franklin          *
                        Advisers, Inc. and Templeton Investment
                        Counsel, Inc. dated January 1, 1993.

EX-99.B5(v)             Management Agreement between Registrant on      *
                        behalf of Franklin Rising Dividends Fund, and
                        Franklin Advisory Services, Inc. dated July 1,
                        1996

EX-99.B5(vi)            Investment Management Agreement between         *
                        Registrant, on behalf of the Templeton Global
                        Growth Fund, and Templeton, Galbraith &
                        Hansberger Ltd., dated March 15, 1994

EX-99.B5(vii)           Subadvisory Agreement between Franklin          *
                        Advisers, Inc. and Templeton Investment
                        Counsel, on behalf of Global Income Fund dated
                        August 1, 1994

EX-99.B5(viii)          Investment Management Agreement between         *
                        Registrant, on behalf of Templeton Global
                        Asset Allocation Fund and Templeton, Galbraith
                        & Hansberger Ltd. dated April 19, 1995

EX-99.B5(ix)            Subadvisory Agreement between Templeton,        *
                        Galbraith & Hansberger Ltd and Templeton
                        Investment Counsel, on behalf of Templeton
                        Global Asset Allocation Fund dated April 19, 1995

EX-99.B5(x)             Fund Administration Agreement between           *
                        Registrant, on behalf of Templeton Global
                        Asset Allocation Fund, and Franklin Templeton
                        Services, dated October 1, 1996

EX-99.B5(xi)            Management Agreement between Registrant, on     *
                        behalf of Small Cap Fund, and Franklin
                        Advisers, Inc., dated October 11, 1995

EX-99.B5(xii)           Investment Management Agreement between         *
                        Registrant, on behalf of Templeton Developing
                        Markets Equity Fund, and Templeton, Galbriath
                        & Hansberger, dated October 1, 1995

EX-99.B5(xiii)          Fund Administration Agreement between           *
                        Registrant, on behalf of International Smaller
                        Companies Fund, and Franklin Templeton
                        Services, Inc., dated October 1, 1996

EX-99.B5(xiv)           Investment Management Agreement between         *
                        Registrant, on behalf of International Smaller
                        Companies Fund and Templeton Investment
                        Counsel, Inc., dated January 18, 1996

EX-99.B5(xv)            Management Agreement between Registrant, on     *
                        behalf of Capital Growth Fund, and Franklin
                        Advisers, Inc., dated January 18, 1996

EX-99.B5(xvi)           Amendment to Management Agreement between       *
                        Registrant and Franklin Advisers, Inc., Dated
                        August 1, 1995

EX-99.B5(xvii)          Management Agreement between Registrant, on     *
                        behalf of Mutual Discovery Securities Fund and
                        Mutual Shares Securities Fund, and Franklin
                        Mutual Advisers, Inc., dated October 18, 1996

EX-.B5(xviii)           Fund Administration Agreement between           *
                        Registrant, on behalf of Mutual Discovery
                        Securities Fund and Mutual Shares Securities
                        Fund, and Franklin Templeton Services, Inc., dated October 18, 1996

EX-99.B5(xix)           Management Agreement between Registrant, on     *
                        behalf of Global Health Care Securities Fund dated December 9, 1997

EX-99.B5(xx)            Management Agreement between Registrant, on     *
                        behalf of Value Securities Fund dated December
                        9, 1997

EX-99.B5(xxi)           Fund Administration Agreement between           *
                        Registrant, on behalf of Value Securities Fund dated December 9, 1997

EX-99.B5(xxii)          Fund Administration Agreement between           *
                        Registrant, on behalf of Global Health Care
                        Securities Fund dated December 9, 1997

EX-99.B5(xxiii)         Amendment to Investment Management Agreement    *
                        between Registrant and Templeton Developing
                        Markets Equity Fund dated October 1, 1995

EX-99B5(xxiv)           Addendum to Management Agreement                *
                        between Registrant, on behalf of Templeton Developing
                        Markets Equity Fund, and Templeton Asset
                        Management Ltd. dated December 9, 1997

EX-99B6(i)              Distribution Agreement between Registrant     Attached
                        and Franklin/Templeton Distributors, Inc.

EX-99.B8(i)             Foreign Exchange Netting Agreement between      *
                        Franklin Valuemark Funds, on behalf of the International Equity Fund, and Morgan Guaranty
                        Trust Company of New York, dated March 19, 1992

EX-99.B8(ii)            Foreign Exchange Netting Agreement between      *
                        Franklin Valuemark Funds, on behalf of the Pacific Growth Fund, and Morgan Guaranty Trust
                        Company of New York, dated March 19, 1992

EX-99.B8(iii)           Custody Agreement between the Registrant, on    *
                        behalf of the Templeton Developing Markets
                        Equity Fund and the Templeton Global Growth
                        Fund, and the Chase Manhattan Bank, N.A. dated
                        March 15, 1994

EX-99.B8(iv)            Master Custody Agreement between the            *
                        Registrant and the Bank of New York, dated
                        February 16, 1996

EX-99.B8(v)             Terminal Link Agreement between Registrant      *
                        and Bank of New York, dated February 16, 1996

EX-99.B8(vi)            Amendment to Global Custody Agreement between   *
                        Franklin Valuemark Funds and the Chase
                        Manhattan Bank, N.A. dated April 1, 1996

EX-99B8(vii)            Amendment to Master Custody Agreement           *
                        between Franklin Valuemark Funds and the Bank of New York, dated April 1, 1996

EX-99.B8(viii)          Letter Agreement between Franklin Valuemark     *
                        Funds and the Bank of New York, dated April
                        22, 1996

EX-99.B8(ix)            Custody Agreement between Registrant, on        *
                        behalf of Mutual Discovery Investments Fund and Mutual Shares Investments Fund, and the
                        State Street Bank and Trust Company dated
                        November 8, 1996

EX-99.B8(x)             Amendment to Master Custody Agreement           *
                        between Registrant and the Bank of New York dated as of February 16, 1996

EX-99.B10(i)            Opinion and consent of Counsel dated            *
                        September 7, 1987

EX-99.B11(i)            Consent of Independent Accountants            Attached

EX-99.B13(i)            Letter of Understanding dated April 11, 1995    *

EX-99.B13(ii)           Letter of Understanding dated September 12, 1995*

EX-99.B13(iii)          Letter of Understanding dated April 4, 1996     *

EX-99.B13(iv)           Letter of Understanding dated October 21, 1996  *

EX-99.B13(v)            Letter of Understanding dated April 23, 1998    *

EX-99B15(i)             Class 2 Distribution Plan Pursuant to
                        Rule 12b-1                                    Attached

EX-99.B17(i)            Power of Attorney from Officers and             *
                        Directors of the Registrant executed July 15, 1995

EX-99.B17(ii)           Certificate of Secretary dated July 18, 1995    *

EX-99.B18(i)            Multiple Class Plan for all series of
                        Registrant                                    Attached